                            SECOND AMENDMENT TO LEASE

            THIS SECOND AMENDMENT TO LEASE ("Amendment") is made on this 6th day of July, 1998, by and between BALA PLAZA, INC., a Delaware corporation ("Landlord"), PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation ("Tenant").

                                   BACKGROUND

      A. The Prudential Insurance Company of America ("Prudential") and Tenant entered into a certain Lease, dated as of August, 1995 (the "Original Lease"), pursuant to which Prudential leased to Tenant approximately 16,880 rentable square feet of space on the first floor and 3,550 rentable square feet of space on the lower level (collectively, the "Premises") of the building known as One Bala Plaza ("Building") and upon lands located in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property"). The Premises are more fully described in the Original Lease.

      B. Thereafter Landlord succeeded to the right, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Original Lease was assigned to Landlord.

      C. Landlord and Tenant then entered into a First Amendment of Lease, dated May 8, 1997 ("First Amendment"), pursuant to which the parties amended the Original Lease to, among other things, (i) expand the Premises by adding thereto approximately 2,210 rentable square feet of space located on the first floor of the Building, (ii) provide for the performance by Landlord of certain improvements to such additional space, (iii) adjust the annual Base Rent payable by Tenant under the Original Lease, and (iv) adjust Tenant's Percentage.

      D. The Original Lease, as amended by the First Amendment, is referred to herein as the "Lease."

      E. Landlord and Tenant now desire to further amend the Lease to, among other things, (i) further expand the Premises by adding thereto l2,304 rentable square feet of space located on the second floor of the Building, shown outlined and hatched in black on the floor plan attached hereto as Exhibit A (the "Additional Space"), (ii) further adjust the Base Rent and additional rent payable by Tenant under the Lease, and (iii) otherwise modify and amend the Lease, all as set forth in this Amendment.

      F. Tenant currently has the right to use and occupy the Additional Space pursuant to (i) that certain Agreement of Sublease (the "Sublease"), dated of even date herewith, between Manugistics, Inc., as sublessor, and Tenant, as sublessee, which pertains to a portion of the Additional Space consisting of 2,812 rentable square feet of space (the "Manugistics Space"), and (ii) that certain Agreement of Sub-Sublease (the "Sub-Sublease"), dated of even date herewith, between Manugistics, Inc., as sub-sublessor, and Tenant, as sub-sublessee which pertains to a portion of the Additional Space consisting of 9,492 rentable square feet of space (the "Osteopathic Medical Center Space"), each of which expires on June 30, 2002 (but may be sooner terminated in accordance with the terms thereof). The Manugistics Space and the Osteopathic Medical Center Space are more particularly described in the Sublease and Sub-Sublease, respectively.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Demise of Additional Space.

            a. Landlord hereby leases, demises and lets unto Tenant the Additional Space, and Tenant hereby takes and hires the Additional Space from Landlord. The Additional Space shall be added to and become a part of the Premises in two separate steps, one corresponding to the Manugistics Space and one corresponding to the Osteopathic Medical Center Space. Such steps may occur simultaneously or at different times.

            b. The Manugistics Space shall be added to and become a part of the Premises for the period commencing on the earlier date ("Manugistics Space Commencement Date") to occur of (i) July 1, 2002, or (ii) the first day after the date that the Sublease has expired or been terminated, and terminating on February 28, 2003, being the scheduled expiration date of the term of the Lease. Landlord and Tenant agree to execute a confirmation of the Manugistics Space Commencement Date, substantially in the form of Exhibit B attached hereto, within thirty (30) days after the occurrence of such date. Effective on the Manugistics Space Commencement Date, the Manugistics Space shall be (i) added to the Premises, and (ii) governed by all of the provisions of the Lease, as amended hereby. Tenant hereby agrees to accept the Manugistics Space in its "as is" condition as of the Manugistics Space Commencement Date. Tenant acknowledges that neither Landlord, nor Landlord's agents, representatives, employees, servants or attorneys have made or will make any representations or promises, whether express or implied, concerning the condition of the Manugistics Space, and agrees that Landlord shall have no obligation to make any alterations or improvements to the Manugistics Space.

            c. The Osteopathic Medical Center Space shall be added to and become a part of the Premises for the period commencing on the earlier date ("Osteopathic Medical Center Space Commencement Date") to occur of (i) July 1, 2002, or (ii) the first day after the date that the Sublease has expired or been terminated, and terminating on February 28, 2003, being the scheduled expiration date of the term of the Lease. Landlord and Tenant agree to execute a confirmation of the Osteopathic Medical Center Space Commencement Date, substantially in the form of Exhibit B attached hereto, within thirty (30) days after the occurrence of such date. Effective on the Osteopathic Medical Center Space Commencement Date, the Osteopathic

Medical Center Space shall be (i) added to the Premises, and (ii) governed by all of the provisions of the Lease, as amended hereby. Tenant hereby agrees to accept the Osteopathic Medical Center Space in its "as is" condition as of the Osteopathic Medical Center Space Commencement Date. Tenant acknowledges that neither Landlord, nor Landlord's agents, representatives, employees, servants or attorneys have made or will make any representations or promises, whether express or implied, concerning the condition of the Osteopathic Medical Center Space, and agrees that Landlord shall have no obligation to make any alterations or improvements to the Osteopathic Medical Center Space.

      2. Adjustment of Annual Base Rent and Additional Rent.

            a. The adjustments applicable to the Manugistics Space shall be as follows:

                  i. Effective on the Manugistics Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay Landlord annual Base Rent and monthly installments thereof for the Manugistics Space as more particularly set forth in this Section 2(a). Such Base Rent shall be in addition to the Base Rent payable by Tenant for the portion of the Premises that does not include the Manugistics Space (or the Osteopathic Medical Center Space). If the Manugistics Space Commencement Date occurs before June 30, 2000, then the Base Rent for the Manugistics Space shall be:

                         Annual             Monthly             Base Rent
Period                   Base Rent          Base Rent           Per RSF
------                   ---------          ---------           ---------
Manugistics Space
Commencement Date
 to 06/30/00             $61,864.00         $5,155.33           $22.00
07/01/00-06/30/02        $67,488.00         $5,624.00           $24.00
07/01/02-02/28/03        Fair Market Rent   Fair Market Rent    Fair Market Rent

                  If the Manugistics Space Commencement Date occurs after June 30, 2000 and before June 30, 2002, then the Base Rent for the Manugistics Space shall be:

                         Annual             Monthly             Base Rent
Period                   Base Rent          Base Rent           Per RSF
------                   ---------          ---------           ---------
Manugistics Space
Commencement Date
 to 06/30/02             $67,488.00         $5,624.00           $24.00
07/01/02-02/28/03        Fair Market Rent   Fair Market Rent    Fair Market Rent

                  If the Manugistics Space Commencement Date occurs on July 1, 2002, then the Base Rent for the Manugistics Space shall be:

                         Annual             Monthly             Base Rent
Period                   Base Rent          Base Rent           Per RSF
------                   ---------          ---------           ---------
Manugistics Space
Commencement Date
 to 02/28/03             Fair Market Rent   Fair Market Rent    Fair Market Rent

                  ii. Effective on the Manugistics Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay to Landlord additional rent with respect to the Manugistics Space, including without limitation additional rent under Article 5 of the Lease. For that the purpose, (i) the Base Year under paragraph 5(c)(i) of the Lease shall remain the 1995 calendar year through the expiration date of the term of the Lease.

                  iii. Effective on the Manugistics Space Commencement Date, Tenant's Percentage under paragraph 5(c)(iii) of the Lease shall increase by 0.770%, which is the ratio that the rentable square foot area of the Manugistics Space bears to the total rentable square foot area of office space in the Building.

            b. The adjustments applicable to the Osteopathic Medical Center Space shall be as follows:

                  i. Effective on the Osteopathic Medical Center Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay Landlord annual Base Rent and monthly installments thereof for the Osteopathic Medical Center Space as more particularly set forth in this Section 2(b). Such Base Rent shall be in addition to the Base Rent payable by Tenant for the portion of the Premises that does not include the Osteopathic Medical Center Space (or the Manugistics Space). If the Osteopathic Medical Center Space Commencement Date occurs before June 30, 2000, then the Base Rent for the Osteopathic Medical Center Space shall be:

                         Annual            Monthly           Base Rent
Period                   Base Rent         Base Rent         Per RSF
------                   ---------         ---------         ---------
Osteopathic Medical Center Space
Commencement Date
 to 06/30/00             $208,824.00       $17,402.00        $22.00
07/01/00-06/30/02        $227,808.00       $18,984.00        $24.00
07/01/02-02/28/03        Fair Market Rent  Fair Market Rent  Fair Market Rent

                   If the Osteopathic Medical Center Space Commencement Date occurs after June 30, 2000 and before June 30, 2002, then the Base Rent for the Osteopathic Medical Center Space shall be:

                         Annual            Monthly           Base Rent
Period                   Base Rent         Base Rent         Per RSF
------                   ---------         ---------         ---------
Osteopathic Medical Center Space
Commencement Date
 to 06/30/02             $227,808.00       $18,984.00        $24.00
07/01/02-02/28/03        Fair Market Rent  Fair Market Rent  Fair Market Rent

                   If the Osteopathic Medical Center Space Commencement Date occurs on July 1, 2002, then the Base Rent for the Osteopathic Medical Center Space shall be:

                         Annual            Monthly           Base Rent
Period                   Base Rent         Base Rent         Per RSF
------                   ---------         ---------         ---------
Osteopathic Medical Center Space
Commencement Date
 to 02/28/03             Fair Market Rent  Fair Market Rent  Fair Market Rent

                  ii. Effective on the Osteopathic Medical Center Space Commencement Date and continuing through the expiration date of the term of the Lease, Tenant shall pay to Landlord additional rent with respect to the Osteopathic Medical Center Space, including without limitation additional rent under Article 5 of the Lease. For that the purpose, (i) the Base Year under paragraph 5(c)(i) of the Lease shall remain the 1995 calendar year through the expiration date of the term of the Lease.

                  iii. Effective on the Osteopathic Medical Center Space Commencement Date, Tenant's Percentage under paragraph 5(c)(iii) of the Lease shall increase by 2.599%, which is the ratio that the rentable square foot area of the Osteopathic Medical Center Space bears to the total rentable square foot area of office space in the Building.

            c. For purposes of this Amendment, the term "Fair Market Rent" shall mean the annual base rent, per square foot (with a tenant to pay additional rent of the same types described in Article 5 of the Lease), at which landlords are leasing comparable office space in buildings that are comparable to the Building and located in the Bala Cynwyd and Conshohocken markets (with appropriate adjustments to take account of variations in location, size and tenant fit-up costs undertaken by such landlords), but in no event less than the Base Rent that is due and owing on the Manugistics Space Commencement Date for the space added to the Premises pursuant to the First Amendment.

            d. When both the Manugistics Space and the Osteopathic Medical Center Space are added to the Premises, the Premises shall comprise an aggregate of approximately 34,944 rentable square feet, and Tenant's Percentage under paragraph 5(c)(iii) of the Lease shall be 9.567%, which is the ratio that the rentable square foot area of the Premises (i.e. 34,944 rentable square feet, as agreed by Landlord and Tenant) bears to the total rentable square foot area of office space in the Building (i.e. 365,256 rentable square feet, as agreed by Landlord and Tenant).

            e. Effective on the date hereof, clause (2) of paragraph 5(c) of the Lease is hereby amended and restated as follows: "(2) Any increase in Operation and Maintenance Costs for each Comparison Year over the Operation and Maintenance Costs for the Base Year, excluding any non-recurring Operation and Maintenance Costs for the Base Year."

      3. Conditions to Effectiveness. Landlord and Tenant agree that, notwithstanding any provision of this Amendment to the contrary, all rights and obligations of each of Tenant and Landlord under Sections 1 and 2 of this Amendment are contingent upon (a) the execution and delivery by Tenant and Manugistics, Inc. of the Sublease and the Sub-Sublease, and (b) the execution and delivery by Landlord, Tenant, Manugistics, Inc. and Osteopathic Medical Center of Philadelphia of the applicable Consent and Agreement related to each. Once the Sublease, the Sub-Sublease and the Consent and Agreement related to each are executed and delivered, Tenant shall promptly deliver complete, fully executed originals to Landlord, whereupon the foregoing contingency shall be deemed to be satisfied without further act or deed by Landlord or Tenant.

      4. Restatement of Insurance Provisions. Article 16 of the Lease is hereby amended and restated in its entirety as follows:

      "16. INDEMNIFICATION AND INSURANCE.

      (a) Indemnity. Tenant shall defend, indemnify and hold Landlord and its officers, directors, employees, shareholders, principals and agents harmless from and against any and all claims, demands, losses, penalties, fines, fees, charges, assessments, liabilities, damages, judgments, orders, decrees, actions, administrative or other proceedings, costs and expenses (including court costs, reasonable attorneys' fees, and expert witness fees), including consequential damages, and any diminution in value or loss or interference with the transfer, use or enjoyment of the Premises, Property or complex consisting of One, Two and Three Bala Plaza ("Complex") or other property or business or affecting title thereto, howsoever caused, which directly or indirectly relate to or result wholly or in part from, or are alleged to relate to or arise wholly or in part from: (i) any violation or breach of this Lease or any applicable law, ordinance, rule or regulation by any Tenant Parties (as defined below), (ii) damage, loss or injury to persons, property or business occurring in, about or from the Premises, (iii) damage, loss or injury to persons, property or business directly or indirectly arising out of any Tenant Party's use of the Premises or Property or Complex, or out of any other act or omission of any Tenant Parties. For purposes of this provision, "Tenant Parties" shall mean Tenant, any other occupant of the Premises and any of their respective agents, employees, invitees, transferees and contractors. Without limiting the generality of the foregoing, Tenant specifically acknowledges that the undertaking herein shall apply to claims in connection with or arising out of (A) any alterations performed pursuant to Article 9, including without limitation the installation, maintenance, use or removal of any telecommunication lines, (B) the transportation, use, storage, maintenance,


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

generation, manufacturing, handling, disposal, release, discharge, spill or leak of any hazardous substance as such term is defined in any federal, state or local environmental law, and (C) violations of Tenant's responsibilities respecting the Americans with Disabilities Act as described in Article 30 (whether or not any of such matters shall have been theretofore approved by Landlord). Notwithstanding the foregoing to the contrary, the foregoing indemnity shall not apply to claims finally determined by a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the party seeking to be indemnified.

      (b) Required Insurance. Tenant shall maintain at its expense during the term of this Lease with respect to the Premises and Tenant's use thereof and of the Property:

            (i) Worker's Compensation Insurance in the amounts required by statute, and Employer Liability Insurance in at least the following amounts: (a) Bodily Injury by Accident - $500,000 per accident, (b) Bodily Injury by Disease
- $500,000 per employee, and (c) Aggregate Limit - $500,000 per policy year.

            (ii) Property Damage Insurance for the protection of Tenant and Landlord, as their interests may appear, covering any alterations or improvements in excess of any work provided or paid for by Landlord under this Lease, Tenant's personal property, business records, fixtures and equipment, and other insurable risks in amounts not less than the full insurable replacement cost of such property and full insurable value of such other interests of Tenant, with coverage at least as broad as the most recent editions published by Insurance Services Office, Inc. or any successor organization ("ISO"), of: (a) Building and Personal Property Coverage Form (CP0010), (b) Causes of Special Loss Form (CP1030), and (c) Sprinkler Leakage - Earthquake Extension (CP1039).

            (iii) Liability insurance as follows: (I) Commercial General Liability Insurance ("CGL") at least as broad as the most recent ISO edition of Commercial General Liability Coverage Form (CG0001) with limits of at least the following amounts: (a) Death or Bodily Injury - $1,000,000, (b) Property Damage or Destruction (including loss of use thereof) - $1,000,000, (c) Products/Completed Operations - $1,000,000, (d) Personal or Advertising injury - $1,000,000, (e) Each Occurrence Limit - $1,000,000, and (f) General Aggregate Limit - $2,000,000 per policy year, and (II) Umbrella Liability Insurance with a limit of at least $15,000,000 (which may be carried in one or more policies). Such CGL and Umbrella policies shall include endorsements: (1) for contractual liability covering Tenant's indemnity obligations under this Lease, and (2) adding Landlord, the management company for the Property, and other parties designated by Landlord, as Additional Insureds, on a form at least as broad as the most recent edition of Additional Insured - Manager or Lessor of Premises Endorsement Form (CG2011) published by ISO.

      (c) Certificates, Subrogation and Other Matters. Upon the request of Landlord from time to time during the term of this Lease, Tenant shall provide Landlord with certificates evidencing the coverage required hereunder. Such certificates shall: (i) be on ACORD Form 27 or such other form approved or required by Landlord, (ii) state that such insurance coverage may not be changed, canceled or non-renewed without at least thirty
(30) days' prior written notice to Landlord, and (iii) include, as attachments, duplicate originals or copies of the Additional Insured endorsements to Tenant's CGL policy required above (once the same are provided to Tenant). Tenant shall provide renewal certificates to Landlord at least thirty (30) days prior to expiration of such policies. Except as expressly provided to the contrary herein, coverage hereunder shall apply to events occurring during the policy year regardless of when a claim is made. Provided Landlord does so (or is doing so) with respect to the majority of the tenants in the Complex, Landlord may periodically require that Tenant reasonably increase or expand the aforementioned coverage. Except as provided to the contrary herein, any insurance carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance. If Tenant obtains insurance under "blanket policies," Tenant shall obtain an endorsement providing that the insurance limits required hereunder are not subject to reduction or impairment by claims or losses at other locations. Tenant's insurance policies shall be primary to all policies of Landlord and any other Additional Insureds (whose policies shall be deemed excess and non-contributory). All insurance required hereunder shall be provided by responsible insurers licensed in the Commonwealth of Pennsylvania, and shall have a general policy holder's rating of at least A and a financial rating of at least IX in the then current edition of Best's Insurance Reports. The parties mutually hereby waive all rights and claims against each other for all losses covered by their respective insurance policies, and waive all rights of subrogation of their respective insurers. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder. Landlord disclaims any representation as to whether the foregoing coverages will be adequate to protect Tenant, and Tenant agrees to carry such additional coverage as may be necessary or appropriate."

      5. Restatement of Waiver of Claims. Article 17 of the Lease is hereby amended and restated in its entirety as follows:

      "17. WAIVER OF CLAIMS. Except for claims arising from Landlord's intentional or grossly negligent acts which are not covered or required to be covered by Tenant's insurance hereunder, Tenant waives all claims against Landlord for injury or death to persons, damage to property or to any other interest of Tenant sustained by Tenant or any party claiming by or through Tenant resulting from: (i) any occurrence in or upon the Premises, (ii) leaking of roofs, bursting, stoppage or leaking of water, gas, sewer or steam pipes or equipment, including sprinklers, (iii) wind, rain, snow, ice, flooding (including flooding of basements and other subsurface areas), freezing, fire, explosion, earthquake, excessive heat or cold, dampness, fire or other casualty,
(iv) the Property, Premises, or any of the Building systems and equipment being defective, out of repair, or failing, and (v) vandalism, malicious mischief, theft, misappropriation or other acts or omissions of any parties including Tenant's employees, other tenants, and their respective agents, employees, invitees and contractors (and Tenant shall give Landlord immediate notice of any such occurrences). To the extent that Tenant is required to or does carry insurance hereunder, Tenant agrees that Tenant's property loss risks shall be borne by such insurance, and Tenant agrees to seek recovery only from its insurance caters in the event of such losses; for purposes hereof, any deductible amount shall be treated as though it were recoverable under such policies. This provision is in addition to, and not in limitation of, other provisions of this Lease limiting Landlord's liability."

      6. Restatement of Certain Remedies. Paragraph 25(i) of the Lease is hereby amended and restated in their entirety as follows:

      "(i) CONFESSION OF JUDGMENT FOR MONETARY AMOUNTS.

      (a) TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO ENFORCE PAYMENT OF ANY SUMS OWING HEREUNDER BY TENANT TO LANDLORD (AS RENT, ACCELERATED RENT OR OTHERWISE), WITH FIVE PERCENT (5%) ADDED THERETO AS ATTORNEY'S COLLECTION FEE, WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT FOR POSSESSION A WRIT OF EXECUTION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

            IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF EXECUTION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.

            THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME AS OFTEN AS OCCASION THEREFORE SHALL EXIST. SUCH POWERS

      MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM OF THIS LEASE.

      (b) CONFESSION OF JUDGMENT FOR POSSESSION. TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO RECOVER POSSESSION OF THE PREMISES (IN EJECTMENT OR OTHERWISE), WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT FOR POSSESSION A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

            IN ANY SUCH ACTION, LANDLORD SHALL FIRST CAUSE TO BE FILED IN SUCH ACTION AN AFFIDAVIT MADE BY LANDLORD OR SOMEONE ACTING FOR IT SETTING FORTH FACTS NECESSARY TO AUTHORIZE THE ENTRY OF JUDGMENT, OF WHICH FACTS SUCH AFFIDAVIT SHALL BE CONCLUSIVE EVIDENCE, AND IF A TRUE COPY OF THIS LEASE BE FILED IN SUCH ACTION (AND OF THE TRUTH OF THE COPY SUCH AFFIDAVIT SHALL BE SUFFICIENT EVIDENCE), IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT AND ALL PERSONS CLAIMING UNDER TENANT HEREBY RELEASE LANDLORD FROM ANY CLAIMS ARISING FROM ANY ERRORS OR DEFECTS WHATSOEVER IN ENTERING SUCH ACTION OR JUDGMENT, IN CAUSING SUCH WRIT OF POSSESSION OR OTHER PROCESS TO BE ISSUED OR IN ANY PROCEEDING THEREON OR CONCERNING THE SAME, AND HEREBY AGREE THAT NO WRIT OF ERROR OR OBJECTION SHALL BE MADE OR TAKEN THERETO.

            THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME AS OFTEN AS OCCASION THEREFORE SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM OF THIS LEASE.

      (c) THIS PARAGRAPH 25(i) SETS FORTH WARRANTS OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT

      AGAINST TENANT, TENANT, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR TENANT AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES UNCONDITIONALLY ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PREJUDGMENT AND PRE-EXECUTION NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE.

      TENANT SPECIFICALLY ACKNOWLEDGES THAT LANDLORD HAS RELIED ON THE WARRANTS OF ATTORNEY SET FORTH IN THIS PARAGRAPH 25(i) IN ENTERING INTO THIS LEASE WITH TENANT AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE.

      (d) Landlord hereby agrees that so long as Philadelphia Consolidated Holding Corp., its parent, affiliate or subsidiary, is Tenant under this Lease, Landlord will not exercise the remedy under this paragraph 25(i)."

      7. Brokers. Tenant represents and warrants that Tenant has not dealt with any broker, agent, finder or other person in connection with the negotiation for or the obtaining of this Amendment, and that no broker, agent, finder or other person brought about the transaction contemplated by this Amendment, other than Tower Realty Management Corporation and EBI Commercial. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, lawsuits, liabilities, damages and costs, including attorneys' fees, incurred by Landlord by reason of any breach of the foregoing warranty. Landlord shall pay Tower Realty Management Corporation and EBI Commercial their respective commissions earned in connection with this Amendment pursuant to separate agreements. Landlord shall indemnify, defend and hold Tenant harmless from any claim of any other broker, agent, finder or other person with whom Landlord may have dealt in connection with this Amendment.

      8. Ratification of Lease. Except as specifically modified by this Amendment, all of the provisions of the Lease are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect, including, without limitation, all remedies reserved to Landlord, with which remedies Tenant hereby acknowledges complete familiarity, and which remedies are incorporated herein by reference as though set forth in their entirety.

      9. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns.

      10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                BALA PLAZA, INC.


                                By: /s/ Joe Grubb
                                    -----------------------------------
                                    Name: Joe Grubb
                                    Its: Authorized Signatory

(Corporate Seal)                Attest: /s/ Tim Cahill
                                        -------------------------------
                                        Name: Tim Cahill
                                        Its: Authorized Signatory

                                PHILADELPHIA CONSOLIDATED HOLDING
                                CORP.


                                By: /s/ Jack T. Carballo
                                    -----------------------------------
                                    Name: Jack T. Carballo
                                    Title: Vice President

(Corporate Seal)                Attest: /s/ Christine Kleppe
                                        -------------------------------
                                        Name: Christine Kleppe
                                        Title: Administrative Assistant


                                        /s/ Craig B Keller
                                            Craig B Keller
                                            Vice President

                                    EXHIBIT A

               [Attach Floor Plan of Additional Space Identifying
          Both Manugistics Space and Osteopathic Medical Center Space]

                                    EXHIBIT B

               CONFIRMATION OF ADDITIONAL SPACE COMMENCEMENT DATE

      THIS CONFIRMATION OF ADDITIONAL SPACE COMMENCEMENT DATE is made as of the ______ day of ____________, _____,between BALA PLAZA, INC., a Delaware corporation ("Landlord"), and PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation ("Tenant").

                                   WITNESSETH

      WHEREAS, Landlord and Tenant entered into a Second Amendment to Lease, dated as of ____________________________, _______ ("Second Amendment")
(capitalized terms used but not defined herein shall have the meanings assigned to them in the Second Amendment);

      WHEREAS, the Second Amendment provides that Landlord and Tenant shall execute a confirmation of the actual [Manugistics Space/Osteopathic Medical Center Space] Commencement Date when such date has been determined in accordance with the provisions of the Second Amendment;

      NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree that the [Manugistics Space/Osteopathic Medical Center Space] Commencement Date occurred on ___________________, ____________________.

      Tenant acknowledges that: (i) it is in possession of the Premises, including the [Manugistics Space/Osteopathic Medical Center Space]; (ii) the Lease (as amended by through and including the Second Amendment) is in full force and effect; and (iii) Landlord is not in default under the Lease.

           IN WITNESS WHEREOF, this CONFIRMATION OF ADDITIONAL SPACE COMMENCEMENT DATE has been executed as of the day and year first above written.

                                      BALA PLAZA, INC.

                                      By:
                                         -------------------------------------
                                         Name:
                                         Its: Authorized Signatory

(Corporate Seal)                      Attest:
                                             ---------------------------------
                                             Name:
                                             Its: Authorized Signatory


                                      PHILADELPHIA CONSOLIDATED HOLDING
                                      CORP.

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

(Corporate Seal)                      Attest:
                                             ---------------------------------
                                             Name:
                                             Title:

                                  EXHIBIT "A"

ONE BALA PLAZA                                                 DEMISED AREA PLAN
================================================================================
                                                                  SECOND FLOOR

                               [GRAPHIC OMITTED]

                      CONSENT OF LANDLORD AND PRIME TENANT
                          TO SUB-SUBLEASE AND AGREEMENT

      The Prudential Insurance Company of America, a New Jersey corporation ("Prudential") entered into a certain Lease (as amended, the "Lease"), dated April 3, 1992, with Osteopathic Medical Center of Philadelphia ("Prime Tenant") pursuant to which Prudential leased to Prime Tenant the premises known as approximately 31,772 square feet of rentable area (the "Prime Lease Premises") in the building known as One Bala Plaza (the "Building") located on land in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property") as more particularly described in the Lease.

      By Sublease Agreement dated May 19, 1994 (the "Sublease"), Prime Tenant subleased to Manugistics, Inc. ("Manugistics") a portion of the Prime Lease Premises consisting of approximately 9,492 square feet of rentable area on the second (2nd) floor of the Building (the "Premises").

      Bala Plaza, Inc., a Delaware corporation ("Landlord"), thereafter succeeded to the right, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Lease was assigned to Landlord.

      Manugistics now desires to sub-sublease the Premises to Philadelphia Consolidated Holding Corp., a Pennsylvania corporation ("PIC"), pursuant to a certain Agreement of Sub-Sublease ("Sub-Sublease"). Manugistics and PIC have requested Landlord's and Prime Tenant's consent to the Sub-Sublease, and, subject to the terms and conditions set forth herein, Landlord and Prime Tenant are willing to grant such consent. (Manugistics also desires to sublease certain premises adjoining the Premises to PIC, which premises are more fully described in that certain Lease, dated November 14, 1996, between Landlord, as landlord, and Manugistics, as tenant, and Manugistics and PIC are contemporaneously seeking Landlord's consent thereto. Such sublease shall be referred to herein as the "Manugistics Sublease.")

      Landlord and Prime Tenant each hereby consent to the execution by Manugistics and PIC of the Sub-Sublease attached hereto as Exhibit "A", and to use of the Premises for general and administrative office purposes, upon the following terms, covenants, and conditions to which all parties hereto agree to be bound:

      1. Upon the execution by Manugistics and PIC of the Sub-Sublease, Manugistics shall deliver to Landlord and Prime Tenant a true copy of it. The parties hereto acknowledge that the Sub-Sublease is subject to and subordinate to all provisions of the Lease and the Sublease. Except to the extent set forth in Sections 3 and 11 below, nothing therein shall be deemed a waiver of any of the terms of the Lease or the Sublease.

      2. The entry into the Sub-Sublease shall in no way be deemed to have waived or modified Prime Tenant's obligation to perform all of the terms, covenants and conditions of the Lease required to performed by Prime Tenant, including without limitation the obligation to pay rent thereunder. The entry into the Sub-Sublease shall in no way be deemed to have waived or modified Manugistics's obligation to perform all of the terms, covenants and conditions of the Sublease required to performed by Manugistics, including without limitation the obligation to pay rent thereunder. Nothing in the Sub-Sublease shall in any way whatsoever expand the liability or obligations of(i) Landlord, whether to Prime Tenant, Manugistics, PIC or any other person or entity, or (ii) Prime Tenant, whether to Landlord, Manugistics, PIC or any other person or entity.

      3. Any termination of the Lease for any cause whatever shall automatically terminate the Sublease and the Sub-Sublease and all of Manugistics' and PIC's, respectively, rights thereunder; provided, however, that Landlord shall provide copies to PIC of any default notices delivered by Landlord to Prime Tenant pertaining to the Lease and shall permit PIC, acting on behalf of Manugistics under the Sublease (to which Manugistics hereby consents), to cure Prime Tenant's default provided such cure is accomplished on or before the date which is two (2) business days after the expiration of any cure period provided to Prime Tenant under the Lease (or, in the event there is no such cure period, on or before the date which is two (2) business days after the date of Landlord's default notice); provided further, however, that in the event of any such termination Landlord shall recognize the rights of PIC under that certain Second Amendment to Lease (the "Amendment"), dated of even date herewith, between Landlord, as landlord, and PIC, as tenant, pursuant to which the Premises will be added to, and become a part of, certain premises leased by PIC directly from Landlord (under that certain lease, dated as of August, 1995). In the event Landlord, for the account of Prime Tenant, takes possession of the Premises without terminating the Sublease and the Sub-Sublease following a default by Prime Tenant under the Lease and requires Manugistics to pay rent due under the Sublease directly to Landlord, (i) Landlord shall not be liable for any prepaid rents nor any security deposits paid by Manugistics, (ii) Landlord shall not be subject to any offsets or defenses that Manugistics might have against Prime Tenant, (iii) Landlord shall not be liable for any concessions or allowances that Prime Tenant has agreed to grant or give, (iv) Landlord shall not be liable for any other defaults of Prime Tenant under the Sublease, and (v) Manugistics shall attorn to Landlord upon Landlord's request.

      Without limiting the generality of the preceding paragraph, Prime Tenant agrees that, in the event Prime Tenant defaults under the Lease (beyond any applicable notice and cure period) and PIC, acting on behalf of Manugistics under the Sublease, cures such default by performing Prime Tenant's obligation directly to Landlord, PIC may seek to recover, in a direct action against Prime Tenant, all sums paid by PIC in effectuating such cure, together with interest at the Default Rate (as defined in the Sub-Sublease).

      Any termination of the Sublease for any cause whatever shall operate as an assignment to Prime Tenant of the Sub-Sublease as if Prime Tenant was the sub-sublessor thereunder. In such event, or in the event Prime Tenant takes possession of the Premises without terminating the

Sublease (following a default under the Sublease), Prime Tenant shall recognize the rights of PIC under the Sub-Sublease as if it were a direct lease between Prime Tenant and PIC, and shall not disturb PIC's possession of the Premises; provided, however, that (i) Prime Tenant shall not be liable for any prepaid rents nor any security deposits paid by PIC, (ii) Prime Tenant shall not be subject to any offsets or defenses that PIC might have against Manugistics,
(iii) Prime Tenant shall not be liable for any concessions or allowances that Manugistics has agreed to grant or give, (iv) Prime Tenant shall not be liable for any other defaults of Manugistics under the Sub-Sublease, (v) and PIC shall attorn to Prime Tenant upon Prime Tenant's request.

      4. Except as set forth in Section 3 above, PIC shall have no rights against Landlord or Prime Tenant by reason of this Consent and Agreement, and all of PIC's rights and liabilities shall derive from the terms of the Sub-Sublease, the Sublease or the Amendment, as applicable.

      5. This Consent and Agreement shall not be deemed an expressed or implied affirmation or representation of any factual statements or recitations contained in the Sub-Sublease, whether relating to the Lease, the Sublease or otherwise, it being understood that PIC is fully responsible for reviewing and familiarizing itself with all of the terms and conditions of the Lease and the Sublease.

      6. The Sub-Sublease may not be assigned or amended, nor may the Premises be further subleased, without the consent of Landlord and Prime Tenant. This Consent and Agreement shall not constitute a waiver of the provisions of the Lease regarding assignment and subletting without the prior written consent of Landlord or the provisions of the Sublease regarding assignment and subletting without the prior written consent of Prime Tenant, and Landlord and Prime Tenant each reserves the right to withhold its consent to any future sublease or assignment in accordance with such provisions.

      7. Under no circumstances may Manugistics require PIC or, except as set forth in Section 3 above, may PIC on its own, perform its obligations under the Sub-Sublease directly to Landlord or Prime Tenant, including without limitation paying any rent due under the Sub-Sublease directly to Landlord or Prime Tenant, without the prior written consent of Landlord or Prime Tenant (as applicable), which consent with respect to Landlord may be withheld in Landlord's sole and absolute discretion, and which consent with respect to Prime Tenant may be withheld in Prime Tenant's sole and absolute discretion. Notwithstanding the foregoing, (i) PIC shall pay directly to Landlord any charges incurred by or imposed upon PIC for services rendered or materials supplied to the Premises (excluding charges for additional rent due under Article 5 of the Lease), (ii) PIC shall be liable, jointly and severally with Manugistics and Prime Tenant, for all charges accruing on and after the Commencement Date (as defined in the Sub-Sublease) imposed in connection with the services described in Article 5 of the Lease (and which Landlord may require Manugistics or PIC to pay directly to Landlord pursuant to Section 9 below), and (iii) except as set forth in Section 3 above, the acceptance by Landlord of payment for the charges described in clause (i) or (ii) (or any other payment) from PIC, or from anyone else liable under the Lease, shall not be deemed a waiver by Landlord of any provisions of the Lease or this

Consent and Agreement.

      8. Subject to the provisions of this Section, Prime Tenant hereby assigns and transfers to Landlord Prime Tenant's interest in all rentals and income arising from the Sublease. Landlord, by executing this document, agrees that until a default shall occur in the performance of Prime Tenant's obligations under the Lease, Prime Tenant may receive, collect and enjoy the rents accruing under the Sublease (except to the extent Landlord is entitled to a portion thereof under the terms of the Lease). However, if Prime Tenant defaults under the Lease, then Landlord may, at its option, receive and collect, directly from Manugistics, all rent owing and to be owed under the Sublease. Landlord shall not by reason of this assignment of the rentals and income arising from the Sublease, nor by reason of the collection of the rents from Manugistics be deemed liable to Manugistics for any failure of Prime Tenant to perform and comply with any obligations of Prime Tenant under the Sublease.

      Subject to the provisions of this Section, Manugistics hereby assigns and transfers to Prime Tenant Manugistics's interest in all rentals and income arising from the Sub-Sublease. Prime Tenant, by executing this document, agrees that until a default shall occur in the performance of Manugistics's obligations under the Sublease, Manugistics may receive, collect and enjoy the rents accruing under the Sub-Sublease (except to the extent Prime Tenant is entitled to a portion thereof under the terms of the Sublease). However, if Manugistics defaults under the Sublease, then Prime Tenant may, at its option, receive and collect, directly from PIC, all rent owing and to be owed under the Sub-Sublease. Prime Tenant shall not by reason of this assignment of the rentals and income arising from the Sub-Sublease, nor by reason of the collection of the rents from PIC be deemed liable to PIC for any failure of Manugistics to perform and comply with any obligations of Manugistics under the Sub-Sublease. Manugistics and PIC agree that if Prime Tenant defaults under the Lease and Landlord exercises its rights pursuant to the preceding paragraph, then this paragraph shall be deemed to be restated, and the assignment and agreements remade, with "Landlord" being inserted for "Prime Tenant."

      9. Prime Tenant hereby irrevocably authorizes and directs Manugistics, upon receipt of any written notice from Landlord stating that a default exists in the performance of Prime Tenant's obligations under the Lease to pay to Landlord the rents due and to become due under the Sublease. (Landlord acknowledges that it shall not deliver such statement and request if PIC cures Prime Tenant's default within the two (2) business day period described in
Section 3 above.) Prime Tenant agrees that Manugistics shall have the right to rely upon any such statement and request from Landlord, and that Manugistics shall pay such rents to Landlord without any obligation or rights to inquire as to whether such default exists and notwithstanding any notice from or claim from Prime Tenant to the contrary, and Prime Tenant shall have no right or claim against Manugistics for any such rents so paid by Manugistics. In the event PIC does elect to cure a default by Prime Tenant under the Lease involving the payment of rent, Prime Tenant agrees that the payment of rent due under the Lease to Landlord shall discharge Manugistics' obligation to pay rent under the Sublease to Prime Tenant as if the notice from Landlord contemplated by this
Section 9 had been given, and Manugistics agrees that the discharge of its obligations to pay rent under the Sublease shall likewise discharge PIC's obligation to pay rent under the Sub-Sublease to Manugistics (unless it is subsequently determined that such rent was not due to Landlord).

      Manugistics hereby irrevocably authorizes and directs PIC, upon receipt of any written notice from Prime Tenant stating that a default exists in the performance of Manugistics's obligations under the Sublease to pay to Prime Tenant the rents due and to become due under the Sub-Sublease. Manugistics agrees that PIC shall have the right to rely upon any such statement and request from Prime Tenant, and that PIC shall pay such rents to Prime Tenant without any obligation or rights to inquire as to whether such default exists and notwithstanding any notice from or claim from Manugistics to the contrary, and Manugistics shall have no right or claim against PIC for any such rents so paid by PIC. In addition, upon its receipt of such notice from Prime Tenant, PIC shall have the right, but not the obligation, to cure any default (within the applicable notice and cure period, if any) by Manugistics under the Sublease, and Prime Tenant will accept such performance from PIC. Manugistics and PIC agree that if Prime Tenant defaults under the Lease and Landlord exercises its rights pursuant to the preceding paragraph, then this paragraph shall be deemed to be restated, and the authorization and agreements remade, with "Landlord" being inserted for "Prime Tenant."

      10. Manugistics' obligation to indemnify and hold Prime Tenant harmless as set forth in Section 12 of the Sublease shall include indemnification from any damages, claims, fines, penalties, costs or expenses arising from or in connection with the use and occupancy of the Premises, or any portion thereof, by PIC, its agents, employees or contractors.

      Prime Tenant's obligation to indemnify and hold Landlord harmless as set forth in Section 16 of the Lease shall include indemnification from any damages, claims, fines, penalties, costs or expenses arising from or in connection with the use and occupancy of the Premises, or any portion thereof, by Manugistics, PIC, and their respective agents, employees or contractors.

      11. Except for any telecommunications lines or computer cabling presently existing in the Premises, which PIC shall be obligated to remove if Landlord so requires in accordance with the Lease, Landlord hereby agrees that as of the date hereof there are no existing alterations to the Premises that must be removed upon the expiration of the Sub-Sublease. With respect to any future alterations, each of Prime Tenant and Manugistics authorizes Landlord to approve, on behalf of each of them, respectively, any alterations to the Premises proposed by PIC. In the event Landlord gives such approval (which shall be governed by the applicable provisions of the Lease), then each of Prime Tenant and Manugistics shall be deemed to have approved such alterations as well, so long as they are typical office space alterations. Notwithstanding any such approval, PIC shall be obligated to remove the same if Landlord so requires in accordance with the Lease.

      12. To the extent there are any conflicts between the terms of the Sub-Sublease and this Consent and Agreement, the terms of this Consent and Agreement shall control.

      13. Manugistics shall be liable for all costs and expenses incurred by Landlord in connection with the Sub-Sublease, including without limitation the reasonable legal fees and administrative expenses incurred in connection with this Consent and Agreement, which costs and expenses are equal to $3,750.

      14. Copies of all notices to be given by Manugistics and PIC under the Sub-Sublease shall be provided to Landlord and Prime Tenant via United States mail or via a nationally recognized overnight courier (such as Federal Express) at the following address:

                      Landlord:

                      Bala Plaza, Inc.
                      c/o Tower Realty Management Corporation
                      255 Shoreline Drive, Suite 600
                      Redwood City, California 94065
                      Attention: Bala Plaza Asset Manager

                With a copy to:

                      Tower Realty Management Corporation
                      One Bala Plaza
                      Suite 501
                      Bala Cynwyd, PA 19004
                      Attention: Property Manager

                Prime Tenant:

                      Osteopathic Medical Center of Philadelphia
                      4180 City Line Avenue
                      Philadelphia, PA 19131
                      Attention: Samuel H. Steinberg, Executive Vice President

or to such other person at such other address designated by notice sent to Manugistics and PIC. Notices delivered by overnight courier shall be deemed given upon receipt. Mailed notices shall be sent by United States certified or registered mail, postage prepaid, return receipt requested. Such notice shall be deemed to have been given three (3) business days after posting in the United States mail.

      Landlord shall provide to PIC copies of all notices given by Landlord to Prime Tenant under the Lease at the address set forth in the Sub-Sublease or such other address designated by notice sent to Landlord by PIC.

      15. Manugistics shall indemnify and hold Landlord and Prime Tenant harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or finder in connection with the sub-sublease of the Premises.

      16. Landlord, Prime Tenant, Manugistics and PIC agree that, notwithstanding any provision of this Consent and Agreement to the contrary, all rights and obligations of each of them hereunder, and Landlord's and Prime Tenant's consent to the Sub-Sublease, are contingent upon (a) the execution and delivery by Manugistics and PIC of the Manugistics Sublease, (b) the execution and delivery by Landlord, Manugistics and PIC of the Consent and Agreement related thereto, and (c) the execution and delivery by Landlord and PIC of the Amendment. Six duplicate originals of each such document shall be executed by all parties other than Landlord and delivered to Landlord (but shall not be binding upon Landlord until executed and returned). Upon Landlord's execution of same, Landlord shall arrange for delivery thereof and confirm in writing that the contingency set forth in this Section 16 has been satisfied.

      IN WITNESS WHEREOF, Landlord, and Prime Tenant, Manugistics and PIC have executed this Consent and Agreement as of the date first above written.

                                      BALA PLAZA, INC.

                                      By: /s/ Joe Grubb
                                          -------------------------------------
                                          Name: Joe Grubb
                                          Its: Authorized Signatory

(Corporate Seal)                      Attest: /s/ Tim Cahill
                                              ---------------------------------
                                              Name: Tim Cahill
                                              Its: Authorized Signatory


                                      OSTEOPATHIC MEDICAL CENTER OF
                                      PHILIADELPHIA

                                      By: /s/ Samuel H. Steinberg
                                          -------------------------------------
                                          Name: Samuel H. Steinberg
                                          Title: Exec. V.P.

(Corporate Seal)                      Attest: /s/ Peter Doulis
                                              ---------------------------------
                                              Name: Peter Doulis
                                              Title: VP for Finance/CEO


                                      MANUGISTICS, INC.

                                      By: /s/ Kenneth S. Thompson
                                          -------------------------------------
                                          Name: Kenneth S. Thompson
                                          Title: Executive Vice President

(Corporate Seal)                      Attest: /s/ Peter Q. Repetti
                                              ---------------------------------
                                              Name: Peter Q. Repetti
                                              Title: Sr. Vice President, CFO


                                      PHILADELPHIA CONSOLIDATED HOLDINGS
                                      CORP.

                                      By: /s/ Jack T. Carballo
                                          -------------------------------------
                                          Name: Jack T. Carballo
                                          Title: Vice President

(Corporate Seal)                      Attest: /s/ Christine Klippe
                                              ---------------------------------
                                              Name: Christine Klippe
                                              Title: Administrative Assistant

                                              /s/ Craig B Keller
                                                  Craig B Keller
                                                  Vice President

                                    EXHIBIT A

                           AGREEMENT OF SUB-SUBLEASE

      This Agreement of Sub-Sublease ("Agreement") is made this _____ day of June, 1998, by and between MANUGISTICS, INC., a Delaware corporation ("Manugistics"), and PHILADELPHIA INSURANCE COMPANIES, a Pennsylvania corporation ("PIC").

                                   BACKGROUND

      A. By that certain Lease dated April 3, 1992 (the "Lease"), a copy of which is attached hereto as Exhibit "A", between The Prudential Insurance Company of America, a New Jersey corporation ("Prudential"), as landlord, and Osteopathic Medical Center of Philadelphia ("Prime Tenant"), as tenant, Prime Tenant leased from Prudential the premises known as approximately 31,772 square feet of rentable area (the "Prime Lease Premises") in the building known as One Bala Plaza (the "Building") located on land in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property"), as more particularly described in the Lease, at the rental and upon the terms and conditions set forth in the Lease. Bala Plaza, Inc., a Delaware corporation ("Landlord"), thereafter succeeded to the right, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Lease was assigned to Landlord.

      B. By Sublease Agreement dated May 19, 1994 (the "Sublease"), a copy of which is attached hereto as Exhibit "B", between Prime Tenant, as sublandlord, and Manugistics, as subtenant, Manugistics subleased from Prime Tenant a portion of the Premises, being approximately 9,492 square feet of rentable area on the second (2nd) floor of the Building (the "Premises").

      C. Manugistics desires to sub-sublease the Premises to PIC, and PIC desires to sub-sublease the Premises from Manugistics, upon the terms and conditions set forth herein. The Premises is substantially shown on Exhibit "C" attached hereto.

      D. Manugistics also desires to sublease certain premises adjoining the Premises to PIC, which premises are more fully described in that certain Lease, dated November 14, 1996, between Landlord, as landlord, and Manugistics, as tenant, and Manugistics and PIC are contemporaneously seeking Landlord's consent thereto. Such sublease shall be referred to herein as the "Manugistics Sublease."

      E. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings established in the Lease and/or the Sublease.

      NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto, intending to be legally bound hereby, do covenant and agree as follows:

      1. Premises. Manugistics hereby sub-subleases to PIC, and PIC hereby subsubleases from Manugistics, the Premises for the period commencing July 1, 1998 ("Commencement Date") and ending on June 30, 2002 ("Expiration Date") upon the terms and conditions set forth herein, and at all times subject to the Lease and the Sublease. The "Rent Commencement Date" shall be August 1, 1998. PIC, for the benefit of Landlord, Prime Tenant and Manugistics, hereby agrees that the Lease (other than Sections 45 through 50) and Sublease (other than Sections 2, 7, 16, 17 and 19) is incorporated herein by reference, and PIC agrees further to be bound by all of the terms, covenants and conditions on the part of "Tenant" to be done, performed and observed under the Lease and on the part of "Sublessee" to be done, performed and observed under the Sublease, with respect to the Premises, provided, however, that (i) nothing herein shall bind PIC to the obligations of Prime Tenant or Manugistics under the Lease or Sublease, respectively, with respect to the amount of rent or additional rent (which amounts shall be as set forth in Section 2 and 3 hereof and shall be paid by PIC to Manugistics) and (ii) if Landlord approves PIC's proposed alterations to the Premises, then Prime Tenant and Manugistics shall be deemed to have approved such alterations, so long as they are typical office space alterations (but PIC shall be obligated to remove the same if Landlord so requires in accordance with the Lease).

      This Agreement is contingent upon obtaining the prior written consent of Landlord. If such consents are not obtained on or before July 15, 1998, this Agreement shall be null and void.

      Manugistics shall deliver possession of the Premises to PIC, and PIC shall accept possession of the Premises in its "as is" condition as of the Commencement Date, without requiring any alterations, improvements or decorations to be made by Manugistics or at Manugistics' expense. The leasing of the Premises hereunder shall include all workstations without chairs, nine (9) desks without chairs, and the large conference table with chairs, all as existing in the Premises and in their "as is" condition as of the date of this Agreement.

      2. Rent. Commencing on the Rent Commencement Date, PIC shall pay Manugistics base rent ("Base Rent") as follows:

                                                     ANNUAL BASE RENT
                               MONTHLY BASE        PER RENTABLE SQUARE
PERIOD                            RENT                     FOOT
------                            ----                     ----
August 1, 1998 to and           $14,633.50                $18.50
including June 30, 1999

July 1, 1999 to and including   $15,029.00                $19.00
June 30, 2000

July 1, 2000 to and including   $15,424.50                $19.50
June 30, 2001

July 1, 2001 to and including   $15,820.00                $20.00
June 30, 2002

      Monthly Base Rent shall be payable in advance, on the first day of each month during said term, to Manugistics, at 2115 East Jefferson Street, Rockville, Maryland 20852, Attention: _______________ ; or such other place as Manugistics may designate, without any set off, counterclaim or deduction whatsoever, except that PIC shall pay the first monthly installment within three
(3) business days after Landlord's approval of this Sub-Sublease.

      If the obligation of PIC to pay rent hereunder begins on a day other than on the first day of a calendar month, rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of the monthly installment for each day payable in advance.

      3. Additional Rent. Commencing on the Rent Commencement Date, PIC shall pay to Manugistics, as additional rent hereunder, one hundred percent (100%) of all additional rent obligations of Manugistics pursuant to Section 3(b) of the Sublease in accordance with the terms thereof (and Manugistics shall forthwith pay the same to Prime Tenant); provided, however, that the Base Year for determining such additional rent shall be calendar year 1998. In addition, PIC shall pay to Manugistics, as additional rent, all costs for electricity (as reasonably determined by Manugistics) used in connection with any additional supplemental air-conditioning units within the Premises not contemplated by
Section 3(b)(ii) of the Sublease.

      Upon notice from PIC, Manugistics shall deliver notices to Prime Tenant asserting Manugistics' audit and review rights pursuant to Section 3(b) of the Sublease, for the benefit of PIC.

      4. Overdue Interest. If PIC fails to pay any installment of rent or additional rent under Sections 2 and 3 of this Agreement, respectively, and such failure continues for a period of five (5) days after it is due and payable, PIC shall pay Manugistics interest at the rate of eighteen percent (18%) per annum or, if same is usurious, the highest legal rate (as applicable, the "Default Rate").

      5. Use. PIC shall use and occupy the Premises as general and administrative offices and for no other purposes. PIC shall comply with all applicable laws (as more particularly set forth in Section 30 of the Lease. PIC, at its expense, shall maintain and repair the Premises and the fixtures and equipment therein or appurtenant thereto in first class condition and repair, will suffer no waste or injury thereto, and at the expiration or other termination of this Agreement, PIC shall surrender the Premises broom clean and in the same order and condition as on the Commencement Date, excepting (i) ordinary wear and tear, (ii) casualty not required to be insured by PIC, (iii) condemnation, and (iv) alterations which PIC is not required by Landlord to remove.

      6. Assignment and Sublease. PIC agrees not to assign, mortgage, pledge or otherwise encumber this Agreement, nor to sublet the Premises or any part thereof, without in each instance obtaining the prior written consent of Landlord, Prime Tenant and Manugistics. Notwithstanding the foregoing, without the consent of Landlord, Prime Tenant or Manugistics but upon notice to each, PIC may assign this Agreement to its parent, affiliate or subsidiary, or to a corporation which is a successor to PIC by merger or consolidation or by acquisition of all or substantially all of the assets or stock of PIC, provided that (i) the assignment also covers all of PIC's rights, titles and interests in, to and under each of (A) the Manugistics Sublease and (B) that certain lease (the "PIC Lease"), dated as of August, 1995, between Landlord, as landlord, and PIC, as tenant, pursuant to which certain premises are leased by PIC directly from Landlord (and the sublease and consent referenced in Article 49 thereof),
(ii) the assignee assumes, in full, the obligations of PIC under the Manugistics Sublease and the PIC Lease (and the sublease and consent referenced in Article 49 thereof), and (iii) such assignment shall be under and subject to the terms of this Agreement, the Manugistics Sublease and the PIC Lease (and the sublease and consent referenced in Article 49 thereof), as applicable, and shall not relieve PIC of any of its obligations under this Agreement, the Manugistics Sublease and the PIC Lease (and the sublease and consent referenced in Article 49 thereof).

      7. Services. Notwithstanding anything in this Agreement to the contrary, PIC agrees that neither Manugistics nor Prime Tenant shall be obligated to furnish for PIC any services of any nature whatsoever, including, without limitation, the furnishing of heat, electrical energy, air conditioning, elevator service, cleaning, window washing, or rubbish removal services. PIC, however, shall be entitled to enjoy such services to the extent they are provided by Landlord pursuant to the terms of the Lease.

      8. Insurance.

            a. PIC shall maintain at its expense during the term of this Sub-Sublease with respect to the Premises and PIC's use thereof and of the
Property:

                  (1) Worker's Compensation Insurance in the amounts required by statute, and Employer Liability Insurance in at least the following amounts: (a) Bodily Injury by Accident - $500,000 per accident, (b) Bodily Injury by Disease
- $500,000 per employee, and (c) Aggregate Limit - $500,000 per policy year.

                  (2) Property Damage Insurance for the protection of PIC and Manugistics, as their interests may appear, covering any alterations or improvements in excess of those contemplated by Section 2(b) above, PIC's personal property, business records, fixtures and equipment, and other insurable risks in amounts not less than the full insurable replacement cost of such property and full insurable value of such other interests of PIC, with coverage at least as broad as the most recent editions published by Insurance Services Office, Inc. or any successor organization ("ISO"), of: (a) Building and Personal Property Coverage Form (CP0010), (b) Causes of Special Loss Form (CP1030), and (c) Sprinkler Leakage - Earthquake Extension (CP1039).

                  (3) Liability insurance as follows: (I) Commercial General Liability Insurance ("CGL") at least as broad as the most recent ISO edition of Commercial General Liability Coverage Form (CG0001) with limits of at least the following amounts: (a) Death or Bodily Injury - $1,000,000, (b) Property Damage or Destruction (including loss of use thereof) - $l,000,000 (c) Products/Completed Operations - $1,000,000, (d) Personal or Advertising injury - $1,000,000, (e) Each Occurrence Limit - $1,000,000, and (f) General Aggregate Limit - $2,000,000 per policy year, and (II) Umbrella Liability Insurance with a limit of at least $15,000,000 (which may be carried in one or more policies). Such CGL and Umbrella policies shall include endorsements: (1) for contractual liability covering PIC's indemnity obligations under this Sub-Sublease, and (2) adding Manugistics, Prime Tenant, Landlord, the management company for the Property, and any other parties reasonably designated by Manugistics, as Additional Insureds, on a form at least as broad as the most recent edition of Additional Insured-Manager or Lessor of Premises Endorsement Form (CG2011) published by ISO.

            b. Upon the request of Manugistics from time to time during the term of this Sub-Sublease, PIC shall provide Manugistics with certificates evidencing the coverage required hereunder. Such certificates shall: (i) be on ACORD Form 27 or such other form approved or required by Manugistics, (ii) state that such insurance coverage may not be changed, canceled or non-renewed without at least thirty (30) days' prior written notice to Manugistics, and (iii) include, as attachments, duplicate originals or copies of the Additional Insured endorsements to PIC's CGL policy required above (once the same are provided to Tenant). PIC shall provide renewal certificates to Manugistics at least thirty
(30) days prior to expiration of such policies. Except as expressly provided to the contrary herein, coverage hereunder shall apply to events occurring during the policy year regardless of when a claim is made. Manugistics may periodically require that PIC reasonably increase or expand the aforementioned coverage. Except as provided to the contrary herein, any insurance carried by Manugistics or PIC shall be for the sole benefit of the party carrying such insurance. If PIC obtains insurance under "blanket policies," PIC shall obtain an endorsement providing that the insurance limits required hereunder are not subject to reduction or impairment by claims or losses at other locations. PIC's insurance policies shall be primary to all policies of Manugistics and any other Additional Insureds (whose policies shall be deemed excess and non-contributory). All insurance required hereunder shall be provided by responsible insurers licensed in the Commonwealth of Pennsylvania, and shall have a general policy holder's rating of at least A and a financial rating of at least IX in the then current edition of Best's Insurance Reports. The parties mutually hereby waive all rights and claims against each other for all losses covered by their respective insurance policies, and waive all rights of subrogation of their respective insurers. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder. Manugistics disclaims any representation as to whether the foregoing coverages will be adequate to protect PIC, and PIC agrees to carry such additional coverage as may be necessary or appropriate.

      9. Hold Harmless. Neither Manugistics nor PIC shall do or cause to be done, or suffer or permit any act or thing to be done, which may cause the Lease or the Sublease to be canceled, terminated, forfeited or prejudiced or which may make the other party liable for any damages, claims, fines, penalties, costs or expenses thereunder. Each of Manugistics and PIC shall indemnify and save harmless the other from all suits, actions, judgments, damages, claims, liabilities, awards, losses, fines penalties, costs, charges and expenses, including attorneys fees, that either may sustain by reason of the other's failure to perform the terms of this Agreement, the Lease or the Sublease or by reason of the breach by the other of any of the terms, covenants or conditions of this Agreement, the Lease or the Sublease except those arising out of the negligent acts or omissions of the party being indemnified. Landlord and Prime Tenant (so long as Prime Tenant is not in default under the Lease) are each an intended third-party beneficiary of this Section 9.

      10. Defaults. The provisions of the Sublease relating to defaults and remedies (including without limitation the applicable notice and/or cure periods) are incorporated herein by reference as a separate paragraph of this Agreement and, for purposes of determining the parties defaults and remedies hereunder, said provisions shall apply between Manugistics and PIC reading "Sublessor" to mean Manugistics and "Sublessee" to mean PIC.

      11. Security Deposit. Simultaneously with the execution of this Agreement by PIC, PIC shall deposit with Manugistics the sum of Fourteen Thousand Six Hundred Thirty-Three and 50/lOOths Dollars ($14,633.50) (the "Security Deposit") to be held by Manugistics without interest payable to PIC. The Security Deposit shall be security for the payment and performance by PIC of all PIC's obligations, covenants, conditions and agreements under this Agreement. In the event of any default by PIC hereunder, Manugistics shall have the right, but shall not be obligated, to apply all or any portion of the Security Deposit to cure such default, in which event PIC shall be obligated to promptly deposit with Manugistics that portion of the Security Deposit used to cure such default. So long as PIC is not in default hereunder, Manugistics shall return any unused portion of the Security Deposit to PIC within thirty (30) days after expiration of the term of this Agreement.

      PIC shall have no right, title or interest in or with respect to any Security Deposit, or any portion thereof, held by Landlord under the Lease.

      12. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the parties hereto and may not be modified except by an instrument in writing signed by the parties hereto.

      13. Notices. Whenever it shall be necessary or desirable for either party to this Agreement to serve any notice or demand on the other party, such notice or demand shall be served by certified mail, return receipt requested, or by overnight courier (such as Federal Express), next day delivery, at the addresses set forth above or at such other address as shall be designated by the parties in accordance with this Section. Each party shall provide to the other copies of all notices received by each from Landlord or Prime Tenant.

      14. Amendments. No amendments shall be made to this Agreement without the prior written approval of Landlord in accordance with the terms of the Lease.

      15. Brokers. PIC represents to Manugistics that, other than EBI Commercial and Grubb & Ellis (collectively, "Brokers"), PIC has not dealt with any broker, finder or agent in connection with the Premises or the negotiation and execution of this Sublease. PIC shall indemnify and hold Manugistics harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker, finder or agent claiming by, through or under PIC. Manugistics represents to PIC that, other than Brokers, Manugistics has not dealt with any broker, finder or agent in connection with the Premises or the negotiation and execution of this Sub-Sublease. Manugistics shall be responsible for all commissions or other compensation owing to Brokers pursuant to a separate agreement and shall indemnify and hold PIC harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker, finder or agent claiming by, through or under Manugistics, including without limitation Brokers.

      IN WITNESS WHEREOF, Manugistics and PIC have executed this Agreement of Sub-Sublease as of the date first above written.

                                          MANUGISTICS, INC., a Delaware
                                          corporation

                                          By:
                                             -----------------------------------
                                                 Name:
                                                 Title:
       (Corporate Seal)
                                          Attest:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                          PHILADELPHIA CONSOLIDATED
                                          HOLDINGS CORP., a Pennsylvania
                                          corporation

                                          By:
                                             -----------------------------------
                                                 Name:
                                                 Title:
       (Corporate Seal)
                                          Attest:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                   EXHIBIT "A"

                             [Attach Copy of Lease]

                                   EXHIBIT "B"

                            [Attach Copy of Sublease]

                                   EXHIBIT "C"

                            [Attach Plan of Premises]

                            AGREEMENT OF SUB-SUBLEASE

      This Agreement of Sub-Sublease ("Agreement") is made this 6th day of July,1998, by and between MANUGISTICS, INC., a Delaware corporation ("Manugistics"), and PHILADELPHIA INSURANCE COMPANIES, a Pennsylvania corporation ("PIC").

                                   BACKGROUND

      A. By that certain Lease dated April 3, 1992 (the "Lease"), a copy of which is attached hereto as Exhibit "A", between The Prudential Insurance Company of America, a New Jersey corporation ("Prudential"), as landlord, and Osteopathic Medical Center of Philadelphia ("Prime Tenant"), as tenant, Prime Tenant leased from Prudential the premises known as approximately 31,772 square feet of rentable area (the "Prime Lease Premises") in the building known as One Bala Plaza (the "Building") located on land in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property"), as more particularly described in the Lease, at the rental and upon the terms and conditions set forth in the Lease. Bala Plaza, Inc., a Delaware corporation ("Landlord"), thereafter succeeded to the right, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Lease was assigned to Landlord.

      B. By Sublease Agreement dated May 19, 1994 (the "Sublease"), a copy of which is attached hereto as Exhibit "B", between Prime Tenant, as sublandlord, and Manugistics, as subtenant, Manugistics subleased from Prime Tenant a portion of the Premises, being approximately 9,492 square feet of rentable area on the second (2nd) floor of the Building (the "Premises").

      C. Manugistics desires to sub-sublease the Premises to PIC, and PIC desires to sub-sublease the Premises from Manugistics, upon the terms and conditions set forth herein. The Premises is substantially shown on Exhibit "C" attached hereto.

      D. Manugistics also desires to sublease certain premises adjoining the Premises to PiC, which premises are more frilly described in that certain Lease, dated November 14, 1996, between Landlord, as landlord, and Manugistics, as tenant, and Manugistics and PIC are contemporaneously seeking Landlord's consent thereto. Such sublease shall be referred to herein as the "Manugistics Sublease."

      E. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings established in the Lease and/or the Sublease.

      NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto, intending to be legally bound hereby, do covenant and agree as follows:

            i. Premises. Manugistics hereby sub-subleases to PIC, and PIC hereby sub-subleases from Manugistics, the Premises for the period commencing July 1, 1998 ("Commencement Date") and ending on June 30, 2002 ("Expiration Date") upon the terms and conditions set forth herein, and at all times subject to the Lease and the Sublease. The "Rent Commencement Date" shall be August 1, 1998. PIC, for the benefit of Landlord, Prime Tenant and Manugistics, hereby agrees that the Lease (other than Sections 45 through 50) and Sublease (other than Sections 2, 7, 16, 17 and 19) is incorporated herein by reference, and PIC agrees further to be bound by all of the terms, covenants and conditions on the part of "Tenant" to be done, performed and observed under the Lease and on the part of "Sublessee" to be done, performed and observed under the Sublease, with respect to the Premises, provided, however, that (i) nothing herein shall bind PIC to the obligations of Prime Tenant or Manugistics under the Lease or Sublease, respectively, with respect to the amount or rent or additional rent (which amounts shall be as set forth in Section 2 and 3 hereof and shall be paid by PIC to Manugistics) and (ii) if Landlord approves PIC's proposed alterations to the Premises, then Prime Tenant and Manugistics shall be deemed to have approved such alterations, so long as they are typical office space alterations (but PIC shall be obligated to remove the same if Landlord so requires in accordance with the Lease).

      This Agreement is contingent upon obtaining the prior written consent of Landlord. If such consents are not obtained on or before July 15, 1998, this Agreement shall be null and void.

      Manugistics shall deliver possession of the Premises to PIC, and PIC shall accept possession of the Premises in its "as is" condition as of the Commencement Date, without requiring any alterations, improvements or decorations to be made by Manugistics or at Manugistics' expense. The leasing of the Premises hereunder shall include all workstations without chairs, nine (9) desks without chairs, and the large conference table with chairs, all as existing in the Premises and in their "as is" condition as of the date of this Agreement.

            ii. Rent. Commencing on the Rent Commencement Date, PIC shall pay Manugistics base rent ("Base Rent") as follows:

                                                             ANNUAL BASE RENT
                                MONTHLY BASE               PER RENTABLE SQUARE
PERIOD                             RENT                            FOOT
------                             ----                            ----
August 1, 1998 to and            $14,633.50                       $18.50
Including June 30, 1999

July 1, 1999 to and including    $15,029.00                       $19.00
June 30, 2000

July 1, 2000 to and including    $15,424.50                       $19.50
June 30, 2001

July 1, 2001 to and including    $15,820.00                       $20.00
June 30, 2002

      Monthly Base Rent shall be payable in advance, on the first day of each month during said term, to Manugistics, at 2115 East Jefferson Street, Rockville, Maryland 20852, Attention: Real Estate/Lease Administrator or such other place as Manugistics may designate, without any set off, counterclaim or deduction whatsoever, except that PIC shall pay the first monthly installment within three (3) business days after Landlord's approval of this Sub-Sublease.

      If the obligation of PIC to pay rent hereunder begins on a day other than on the first day of a calendar month, rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of the monthly installment for each day payable in advance.

            iii. Additional Rent. Commencing on the Rent Commencement Date, PIC shall pay to Manugistics, as additional rent hereunder, one hundred percent (100%) of all additional rent obligations of Manugistics pursuant to Section 3(b) of the Sublease in accordance with the terms thereof (and Manugistics shall forthwith pay the same to Prime Tenant); provided, however, that the Base Year for determining such additional rent shall be calendar year 1998. In addition, PIC shall pay to Manugistics, as additional rent, all costs for electricity (as reasonably determined by Manugistics) used in connection with any additional supplemental air-conditioning units within the Premises not contemplated by Section 3(b)(ii) of the Sublease.

      Upon notice from PIC, Manugistics shall deliver notices to Prime Tenant asserting Manugistics' audit and review rights pursuant to Section 3(b) of the Sublease, for the benefit of PIC.

            iv. Overdue Interest. If PIC fails to pay any installment of rent or additional rent under Sections 2 and 3 of this Agreement, respectively, and such failure continues for a period of five
                   (5) days after it is due and payable, PIC shall pay Manugistics interest at the rate of eighteen percent (18%) per annum or, if same is usurious, the highest legal rate (as applicable, the "Default Rate").

            v. Use. PIC shall use and occupy the Premises as general and administrative offices and for no other purposes. PIC shall comply with all applicable laws (as more particularly set forth in Section 30 of the Lease. PIC, at its expense, shall maintain and repair the Premises and the fixtures and equipment therein or appurtenant thereto in first class condition and repair, will suffer no waste or injury thereto, and at the expiration or other termination of this Agreement, PIC shall surrender the Premises broom clean and in the same order and condition as on the Commencement Date, excepting (i) ordinary wear and tear, (ii) casualty not required to be insured by PIC, (iii) condemnation, and (iv) alterations which PIC is not required by Landlord to remove.

            vi. Assignment and Sublease. PIC agrees not to assign, mortgage, pledge or otherwise encumber this Agreement, nor to sublet the Premises or any part thereof, without in each instance obtaining the prior written consent of Landlord, Prime Tenant and Manugistics. Notwithstanding the foregoing, without the consent of Landlord, Prime Tenant or Manugistics but upon notice to each, PIC may assign this Agreement to its parent, affiliate or subsidiary, or to a corporation which is a successor to PIC by merger or consolidation or by acquisition of all or substantially all of the assets or stock of PIC, provided that (i) the assignment also covers all of PIC's rights, titles and interests in, to and under each of (A) the Manugistics Sublease and (B) that certain lease (the "PIC Lease"), dated as of August, 1995, between Landlord, as landlord, and PIC, as tenant, pursuant to which certain premises are leased by PIC directly from Landlord (and the sublease and consent referenced in Article 49 thereof), (ii) the assignee assumes, in full, the obligations of PIC under the Manugistics Sublease and the PIC Lease (and the sublease and consent referenced in Article 49 thereof), and (iii) such assignment shall be under and subject to the terms of this Agreement, the Manugistics Sublease and the PIC Lease (and the sublease and consent referenced in Article 49 thereof), as applicable, and shall not relieve PIC of any of its obligations under this Agreement, the Manugistics Sublease and the PIC Lease (and the sublease and consent referenced in Article 49 thereof).

            vii. Services. Notwithstanding anything in this Agreement to the contrary, PIC agrees that neither Manugistics nor Prime Tenant shall be obligated to furnish for PIC any services of any nature whatsoever, including, without limitation, the furnishing of heat, electrical energy, air conditioning, elevator service, cleaning, window washing, or rubbish removal services. PIC, however, shall be entitled to enjoy such services to the extent they are provided by Landlord pursuant to the terms of the Lease.

            viii.  Insurance.

                   (1) PIC shall maintain at its expense during the term of this Sub-Sublease with respect to the Premises and PIC's use thereof and of the Property:

                        (a) Worker's Compensation Insurance in the amounts required by statute, and Employer Liability Insurance in at least the following amounts: (a) Bodily Injury by Accident - $500,000 per accident,
                              (b) Bodily Injury by Disease - $500,000 per employee, and (c) Aggregate Limit - $500,000 per policy year.

                        (b) Property Damage Insurance for the protection of PIC and Manugistics, as their interests may appear, covering any alterations or improvements in excess of those contemplated by Section 2(b) above, PIC's personal property, business records, fixtures and equipment, and other insurable risks in amounts not less than the full insurable replacement cost of such property and full insurable value of such other interests of PIC, with coverage at least as broad as the most recent editions published by Insurance Services Office, Inc. or any successor organization ("ISO"), of:
                              (a) Building and Personal Property Coverage Form (CP0010), (b) Causes of Special Loss Form (CP1030), and (c) Sprinkler Leakage - Earthquake Extension (CP1039).

                        (c) Liability insurance as follows: (I) Commercial General Liability Insurance ("CGL") at least as broad as the most recent ISO edition of Commercial General Liability Coverage Form (CG0001) with limits of at least the following amounts: (a) Death or Bodily Injury - $1,000,000, (b) Property Damage or Destruction (including loss of use thereof) - $1,000,000, (c) Products/Completed Operations - $1,000,000, (d) Personal or Advertising injury - $1,000,000, (e) Each Occurrence Limit - $1,000,000, and (f) General Aggregate Limit - $2,000,000 per policy year, and
                              (II) Umbrella Liability Insurance with a limit of at least $15,000,000 (which may be carried in one or more policies). Such CGL and Umbrella policies shall include endorsements: (1) for contractual liability covering PIC's indemnity obligations under this Sub-Sublease, and (2) adding Manugistics, Prime Tenant, Landlord, the management company for the Property, and any other parties reasonably designated by Manugistics, as Additional Insureds, on a form at least as broad as the most recent edition of Additional Insured Manager or Lessor of Premises Endorsement Form (CG2011) published by ISO.

                  (2) Upon the request of Manugistics from time to time during the term of this Sub-Sublease, PIC shall provide Manugistics with certificates evidencing the coverage required hereunder. Such certificates shall: (i) be on ACORD Form 27 or such other form approved or required by Manugistics, (ii) state that such insurance coverage may not be changed, canceled or non-renewed without at least thirty (30) days' prior written notice to Manugistics, and (iii) include, as attachments, duplicate originals or copies of the Additional Insured endorsements to PIC's CGL policy required above (once the same are provided to Tenant). PIC shall provide renewal certificates to Manugistics at least thirty (30) days prior to expiration of such policies. Except as expressly provided to the contrary herein, coverage hereunder shall apply to events occurring during the policy year regardless of when a claim is made. Manugistics may periodically require that PIC reasonably increase or expand the aforementioned coverage. Except as provided to the contrary herein, any insurance carried by Manugistics or PIC shall be for the sole benefit of the party carrying such insurance. If PIC obtains insurance under "blanket policies," PIC shall obtain an endorsement providing that the insurance limits required hereunder are not subject to reduction or impairment by claims or losses at other locations. PIC's insurance policies shall be primary to all policies of Manugistics and any other Additional Insureds (whose policies shall be deemed excess and non-contributory). All insurance required hereunder shall be provided by responsible insurers licensed in the Commonwealth of Pennsylvania, and shall have a general policy holder's rating of at least A and a financial rating of at least IX in the then current edition of Best's Insurance Reports. The parties mutually hereby waive all rights and claims against each other for all losses covered by their respective insurance policies, and waive all rights of subrogation of their respective insurers. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder. Manugistics disclaims any representation as to whether the foregoing coverages will be adequate to protect PIC, and PIC agrees to carry such additional coverage as may be necessary or appropriate.

            ix. Hold Harmless. Neither Manugistics nor PIC shall do or cause to be done, or suffer or permit any act or thing to be done, which may cause the Lease or the Sublease to be canceled, terminated, forfeited or prejudiced or which may make the other party liable for any damages, claims, fines, penalties, costs or expenses thereunder. Each of Manugistics and PIC shall indemnify and save harmless the other from all suits, actions, judgments, damages, claims, liabilities, awards, losses, fines penalties, costs, charges and expenses, including attorneys fees, that either may sustain by reason of the other's failure to perform the terms of this Agreement, the Lease or the Sublease or by reason of the breach by the other of any of the terms, covenants or conditions of this Agreement, the Lease or the Sublease except those arising out of the negligent acts or omissions of the party being indemnified. Landlord and Prime Tenant (so long as Prime Tenant is not in default under the Lease) are each an intended third-party beneficiary of this Section 9.

            x. Defaults. The provisions of the Sublease relating to defaults and remedies (including without limitation the applicable notice and/or cure periods) are incorporated herein by reference as a separate paragraph of this Agreement and, for purposes of determining the parties defaults and remedies hereunder, said provisions shall apply between Manugistics and PIC reading "Sublessor" to mean Manugistics and "Sublessee" to mean PIC.

            xi. Security Deposit. Simultaneously with the execution of this Agreement by PIC, PIC shall deposit with Manugistics the sum of Fourteen Thousand Six Hundred Thirty-Three and 50/lOOths Dollars ($14,633.50) (the "Security Deposit") to be held by Manugistics without interest payable to PIC. The Security Deposit shall be security for the payment and performance by PIC of all PIC's obligations, covenants, conditions and agreements under this Agreement. In the event of any default by PIC hereunder, Manugistics shall have the right, but shall not be obligated, to apply all or any portion of the Security Deposit to cure such default, in which event PIC shall be obligated to promptly deposit with Manugistics that portion of the Security Deposit used to cure such default. So long as PIC is not in default hereunder, Manugistics shall return any unused portion of the Security Deposit to PIC within thirty
                  (30) days after expiration of the term of this Agreement.

      PIC shall have no right, title or interest in or with respect to any Security Deposit, or any portion thereof, held by Landlord under the Lease.

            xii. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the parties hereto and may not be modified except by an instrument in writing signed by the parties hereto.

            xiii. Notices. Whenever it shall be necessary or desirable for either party to this Agreement to serve any notice or demand on the other party, such notice or demand shall be served by certified mail, return receipt requested, or by overnight courier (such as Federal Express), next day delivery, at the addresses set forth above or at such other address as shall be designated by the parties in accordance with this Section. Each party shall provide to the other copies of all notices received by each from Landlord or Prime Tenant.

            xiv. Amendments. No amendments shall be made to this Agreement without the prior written approval of Landlord in accordance with the terms of the Lease.

            xv. Brokers. PIC represents to Manugistics that, other than EBI Commercial and Grubb & Ellis (collectively, "Brokers"), PIC has not dealt with any broker, finder or agent in connection with the Premises or the negotiation and execution of this Sublease. PIC shall indemnify and hold Manugistics harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker, finder or agent claiming by, through or under PIC. Manugistics represents to PIC that, other than Brokers, Manugistics has not dealt with any broker, finder or agent in connection with the Premises or the negotiation and execution of this Sub-Sublease. Manugistics shall be responsible for all commissions or other compensation owing to Brokers pursuant to a separate agreement and shall indemnify and hold PIC harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker, finder or agent claiming by, through or under Manugistics, including without limitation Brokers.

      IN WITNESS WHEREOF, Manugistics and PIC have executed this Agreement of Sub-Sublease as of the date first above written.

                                        MANUGISTICS, INC., a Delaware
                                        corporation

                                        By: /s/ Kenneth S. Thompson
                                           --------------------------------
                                               Name:  Kenneth S. Thompson
                                               Title: Executive Vice President
      (Corporate Seal)
                                        Attest: /s/ Peter Q. Repetti
                                               ----------------------------
                                               Name:  Peter Q. Repetti
                                               Title: Sr. Vice President, CFO


                                        PHILADELPHIA CONSOLIDATED
                                        HOLDINGS CORP., a Pennsylvania
                                        corporation

                                        By: /s/ Jack T. Carballo
                                           --------------------------------
                                               Name:  Jack T. Carballo
                                               Title: Vice President
      (Corporate Seal)
                                        Attest: /s/  Christine Kleppe
                                               ----------------------------
                                               Name: Christine Kleppe
                                               Title: Administrative Assistant

                                                /s/ Craig P. Heller
                                                Craig P. Heller
                                                Vice President

                                   EXHIBIT "A"

                             [Attach Copy of Lease]

                                   EXHIBIT "B"

                            [Attach Copy of Sublease]

                                   EXHIBIT "C"

                            [Attach Plan of Premises]

                                      LEASE

                            BALA CYNWYD, PENNSYLVANIA

      1. PARTIES This Lease, made as of this 3rd day of April, 1992, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation having an office at 1700 Market Street, Suite 3200, Philadelphia, Pennsylvania 19103 (hereinafter "Landlord"), and OSTEOPATHIC MEDICAL CENTER OF PHILADELPHIA, a Pennsylvania corporation having its principal offices at 4150 City Line Avenue, Philadelphia, Pennsylvania 19131 (hereinafter "Tenant").

      2. PREMISES For and in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant as hereinafter set forth, Landlord does hereby lease, demise and let unto Tenant that portion of the 6th floor, shown outlined and hatched in black on the 6th floor plan attached hereto and containing approximately 22,280 rentable square feet and that portion of the 2nd floor, shown outlined and hatched in black on the 2nd floor plan attached hereto and containing approximately 9,492 rentable square feet (hereinafter, collectively, "Premises"), in Landlord's building known as One Bala Plaza and located in Bala Cynwyd, Pennsylvania (hereinafter "Building").

      3. TERM The term of this Lease shall be for ten (10) years, commencing on July 1, 1992, and expiring at midnight on June 30, 2002, unless renewed or sooner terminated as hereinafter provided.

      4. RENT

      (a) Base Rent - During the entire term of this Lease, Tenant shall pay to Landlord, as yearly rent, the following sums (hereinafter "Base Rent"), in equal monthly installments in advance on the first day of each calendar month, without setoff or deduction:

                         ANNUAL             MONTHLY             BASE RATE RATE
PERIOD                   BASE RENT          BASE RENT           PER SQUARE FOOT
------                   ---------          ---------           ---------------
7/1/92-6/30/98           $635,440.00        $52,953.33              $20.00

7/1/98-6/30/2000         $698,984.00        $58,248.66              $22.00

7/l/2000-6/30/2002       $762,528.00        $63,544.00              $24.00

In the event the term of this Lease commences on a day other than the first day of a calendar month or expires on a day other than the last day of a calendar month, Tenant shall pay to Landlord a pro rata portion of the monthly installment of Base Rent for such partial month.

      (b) Additional Rent - Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Base Rent herein reserved, and said additional sum is not designated as "additional rent", then if not paid when due, said sum shall nevertheless be deemed "additional rent" and be collectible as such with any installment of Base Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any such sum at the time the same became due and payable hereunder, or limit any other remedy of Landlord.

      (c) All payments of Base Rent and additional rent shall be paid when due, without demand, at the office of Premisys Real Estate Services, Inc., 1 Bala Plaza - Suite E501, Bala Cynwyd, Pennsylvania 19004, or at such other place as Landlord may from time to time direct. All checks shall be made payable to Premisys Real Estate Services, Inc., Agent.

      (d) Security Deposit - (Intentionally Omitted)

      5. OPERATION AND MAINTENANCE COSTS, REAL ESTATE TAXES AND ADDITIONAL RENT

      (a) The costs and expenses of the operation, maintenance and repair of the Building (hereinafter "Operation and Maintenance Costs") shall include, without limitation, the cost and expense to Landlord of the following items:

      (1) All wages, salaries and fees of all employees and agents engaged in the management, operation, repair, replacement, maintenance and security of the Building, including taxes, insurance and all other employee benefits relating thereto;

      (2) All supplies and materials used in the management, operation, repair, replacement, maintenance and security of the Building;

      (3) All utilities consumed by the Building and the servicing thereof, including, without limitation, gas, water, sewer, electricity, power, lighting, heating, air-conditioning and ventilation;

      (4) All maintenance and service contracts for the operation, repair, replacement, maintenance, and security of the Building, including, without limitation, window cleaning, security system, heating, ventilating and air-conditioning system, fire sprinkler system, elevator and landscaping;

      (5) All fire and extended coverage (with all risk coverage) insurance and comprehensive general liability insurance for the Building (including all common areas) and Landlord's personal property and fixtures used in connection therewith;

      (6) All repairs (including necessary replacements) and general maintenance of the Building;

      (7) All janitorial services for the Building;

      (8) The cost of any capital improvements (i) which are made for the primary purpose of reducing Operation and Maintenance Costs, but only to the extent of the actual reduction in Operating Expenses in each Comparison Year, or (ii) which may be required by governmental authority under any governmental law or regulation that was not applicable to the Building as of the date of this Lease, which cost shall be amortized over the period used by Landlord for Federal Income Tax purposes, together with interest on the unamortized balance at the rate equal to the Prime Rate being charged by Mellon Bank East, Philadelphia, Pennsylvania or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; and

      (9) All other costs and expenses necessarily and reasonably incurred by Landlord in the proper operation and maintenance of a first class office building; provided, however, that the following shall be excluded from the term "Operation and Maintenance Costs": (i) expenses for any capital improvements made to the Building, except as provided in paragraph 5 (a)
      (8) above; (ii) expenses for repairs or other work occasioned by fire, windstorm or other insured casualty; (iii) expenses incurred in leasing or procuring new tenants (e.g., for lease commissions, advertising expenses and expenses of renovating (including improving, decorating and painting) space for new or existing tenants); (iv) legal expenses in enforcing the terms of any lease; (v) interest and amortization payments on any mortgage or mortgages; (vi) Real Estate Taxes, which are covered separately under paragraph (b) below; (vii) electricity for which Landlord receives reimbursement from Building tenants; (viii) depreciation; (ix) cost of any fines or penalties, including any costs in connection therewith, imposed by any governmental authority on account of Landlord's violation of any law or building code applicable to the ownership of the Building; (x) cost of testing, surveying, clean up or otherwise remedying hazardous wastes or asbestos-containing materials as required by a federal, state or local governmental authority; (xi) items and services for which Tenant reimburses Landlord or pays third parties or that

      Landlord provides selectively to one or more tenants of the Building other than Tenant without reimbursement; (xii) non-recurring costs incurred to remedy any defects in Original construction materials or installations; and (xiii) cost of Landlord's home office or any other office general overhead.

      (b) All "Real Estate Taxes" which, for the purposes of this Article, shall mean all gross real property taxes, charges and assessments which are levied, assessed upon or imposed by any governmental authority during any calendar year of the term hereof with respect to the land and the Building and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes (including, without limitation, any municipal income tax), and any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building, but shall not include any federal or state income tax, or any franchise, capital stock, estate or inheritance taxes. In the event that the tax statement from the taxing authority does not allocate assessments with respect to the Building and assessments relating to any other improvements located upon the land upon which the Building is situated, Landlord shall make a reasonable determination of the proper allocation of such assessment.

      (c)    (i)  "Base Year" shall be defined as calendar year 1992;

            (ii) "Comparison Year" shall be defined as each calendar year (or part thereof) following the Base Year and included in the original term of this Lease and any renewal thereof; and

            (iii) "Tenant's Percentage" shall be 8.696%, which is the ratio that the rentable square foot area of the Premises (i.e. 31,772 rentable square feet) bears to the total rentable square foot area of office space in the Building (i.e. 365,256 rentable square feet).

      For each Comparison Year, Tenant shall pay Landlord, as additional rent, Tenant's Percentage of:

      (1) Any increase in the Real Estate Taxes for each Comparison Year over the Real Estate Taxes for the Base Year; and

      (2) Any increase in Operation and Maintenance Costs for each Comparison Year over the Operation and Maintenance Costs for the Base Year.

      (d) During each Comparison Year commencing on January 1, 1993, Landlord and Tenant agree that Tenant shall pay monthly, in advance, an amount equal to one-twelfth of Tenant's estimated annual Operation and Maintenance Costs additional rent due for each Comparison Year. For each Comparison Year, Landlord shall make an estimate of Tenant's Operation and Maintenance Costs additional rent and notify Tenant as to such estimate on or about December 15th of the preceding year.

      (e) On or about May 1 of each Comparison Year commencing with the 2nd Comparison Year, Landlord shall submit to Tenant a statement setting forth the actual Operation and Maintenance Costs for the Building for the preceding Comparison Year and Tenant's Percentage thereof. Within thirty (30) days after delivery of such statement to Tenant, an adjustment shall thereupon be made between Landlord and Tenant to reflect any difference between Tenant's estimated payments under paragraph (d) above and Tenant's Percentage of the actual Operation and Maintenance Costs for the Building. In no event, however, shall the monthly rent paid by Tenant be less than the Base Rent set forth in Section 4 (a) above.

      (f) Tenant shall pay Landlord Tenant's Percentage of the increase in the Real Estate Taxes for each Comparison Year over the Real Estate Taxes for the Base Year, within 30 days after Landlord's billing therefor.

      (g) All sums due under this Article 5 shall be appropriately apportioned and prorated for any portion of the year during which this Lease shall be in force. In the event that this Lease shall expire at any time other than at the end of a calendar year, then within thirty (30) days after statements reflecting the actual Operation and Maintenance Costs for the year in which such expiration occurs are submitted by Landlord to Tenant, either Landlord or Tenant shall pay to the other party the adjustment sum due. The provisions of this paragraph (g) shall survive the expiration of this Lease.

      (h) If the Building is less than 95% occupied during any portion or all of the Base Year or any Comparison Year, then Landlord shall adjust the Operation and Maintenance Costs for any such Year to an amount which reflects what the Operation and Maintenance Costs would have been for such Year had the Building been 95% occupied throughout such Year.

      (i) Upon at least five (5) business days' notice to Landlord, Tenant shall be entitled to examine Landlord's books and records within one hundred twenty
(120) days after Tenant's receipt of Landlord's statement under subparagraph (e) above. Unless Tenant takes written exception to any item in Landlord's statement within one hundred twenty (120) days after the furnishing of the statement, such statement shall be considered as final and accepted by Tenant. Any amount due Landlord as shown on any such statement shall be paid by Tenant within thirty (30) days after it is furnished to Tenant. If Tenant shall dispute in writing any specific item or items in Landlord's statement of Operation and Maintenance Costs, and such dispute is not resolved between Landlord and Tenant within one hundred twenty (120) days after the date the statement was rendered, either party may, during the thirty (30) days next following the expiration of the one hundred twenty (120) days, refer such disputed item or items to an independent certified public accountant mutually acceptable to Landlord and Tenant, for a determination which shall be final, conclusive and binding upon Landlord and Tenant. Tenant agrees to pay all costs involved in such determination unless it is determined that Landlord's original calculation of Operation and Maintenance Costs was in error by more than ten (10%) percent, in which event Landlord shall pay the entire amount of the costs involved in such determination. Pending the determination of any dispute with respect to the statement submitted by Landlord, Tenant shall pay when due the sums shown as due on such statement. If it shall be determined that any portion of such sums were not properly chargeable to Tenant, then Landlord shall credit the appropriate sum to Tenant.

      6. LATE PAYMENT In the event that Tenant shall fail to pay Base Rent or any additional rent within ten (10) days after its due date, Tenant shall pay an automatic late charge to Landlord of $.10 for each dollar overdue. Such late charge shall be deemed additional rent for all purposes under this Lease.

      Notwithstanding the foregoing, Landlord shall give Tenant twice each Lease year (May 1 - April 30) a notice of late payment and Tenant shall have ten (10) days after receipt of such notice to make payment before the first and second late charges for such Lease year are imposed.

      7. USE OF PREMISES Tenant shall use and occupy the Premises for purposes of offices, including medical (excluding any laboratory use) and doctors' offices, and conference rooms for training and educational purposes. Landlord represents that the foregoing uses are legal and that Landlord has obtained all necessary governmental permits and approvals therefor. Tenant shall not use or occupy the Premises for any other legal purpose or business, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed provided that the other legal purpose or business is permitted by the Certificate of Occupancy for the Building. Tenant shall observe and comply with the rules and regulations set forth on Exhibit B attached hereto and made a part hereof (hereinafter "Rules and Regulations"). The Rules and Regulations shall uniformly apply to Tenant and all other tenants and their respective employees, agents, licensees, invitees, subtenants and contractors.

      8. COMMON AREAS All parking areas, walkways, elevators, stairs, driveways, alleys, public corridors, fire escapes, and other areas, facilities and improvements which may be provided by Landlord from time to time for the general use, in common, of Tenant and other tenants and their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such common areas, facilities and improvements.

      9. ALTERATIONS AND TRADE FIXTURES, REMOVAL

      (a) Except as expressly set forth in Article 45 of the Rider, Tenant has examined the Premises and agrees to accept them in their present "as is" condition, and Tenant agrees that neither Landlord nor Agent has made any representation as to the present or future condition of the Premises. In the event that Tenant shall desire to perform any additional work in or about the Premises or make additional alterations or additions thereto prior to the commencement date, then within thirty (30) days after the date of execution of this Lease, Tenant shall deliver to Landlord detailed plans and specifications prepared by and at the expense of Tenant. Landlord shall review such plans and specifications and, within ten (10) days after receipt thereof from Tenant, return same to Tenant either marked approved, marked to show the corrections required (in which event such marked-up plans and specifications shall be deemed approved as marked-up), or marked disapproved with the reasons therefor. If Landlord disapproves Tenant's plans and specifications, Tenant shall have twenty
(20) days from the date of such disapproval to submit revised plans and specifications subject to subsequent mark-ups or disapprovals and corrections in the above manner. Upon approval by Landlord of Tenant's plans and specifications, Tenant shall proceed with due diligence to commence the work to be performed by Tenant and shall complete same prior to the commencement date.

      (b) During the term of this Lease, Tenant shall not make any alterations or additions to the Premises which are structural in nature or which affect the Building systems, without the prior written consent of Landlord. All such work consented to by Landlord, to be done or performed in or about the Premises by Tenant, shall be performed (i) at Tenant's sole cost and expense, (ii) in accordance with the plans and specifications prepared by and at the expense of Tenant and approved by Landlord, and (iii) by contractors, subcontractors and materialmen approved by Landlord. Upon completion of any such work which requires the review of plans and specifications and continuous observance of construction, Tenant shall pay to Landlord's Building Manager an amount equal to five (5%) percent of the cost of such work, to reimburse Landlord's Building Manager for said review and observance and the coordination and final inspection of the work. During the course of performance of said work, Tenant will carry or cause to be carried Comprehensive General Liability insurance, with a limit of at least $2,000,000.00, naming Landlord and Landlord's Building managing agent as additional insureds and further providing that such insurance cannot be cancelled without at least thirty (30) days' prior written notice to Landlord and Landlord's agent.

      The above provisions of paragraph (b) shall not apply to the initial tenant improvement work to be performed by Landlord under Article 45 of the Rider.

      (c) Any consent by Landlord permitting Tenant to do any or cause any work to be done in or about the Premises shall be and hereby is conditioned upon Tenant's work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord's mechanics or their contractors or by any other tenants or their contractors. To that end, said work shall be done by union labor having the same union affiliations as other workmen performing work for other tenants or Landlord and their contractors, if required by Landlord. If at any time any of the workmen or mechanics performing any of Tenant's work shall not be of the same union affiliation or shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics and contractors, then the permission granted by Landlord to Tenant permitting Tenant to do or cause any work to be done in or about the Premises, may be withdrawn by Landlord upon forty-eight
(48) hours' written notice to Tenant.

      (d) All alterations, interior decorations, improvements or additions made to the Premises by Tenant, except for movable furniture, equipment and trade fixtures, shall immediately become Landlord's property. Tenant shall have the right but not the obligation to remove all movable furniture, equipment and trade fixtures installed by Tenant in the Premises, except lighting fixtures and air-conditioning equipment, provided that Tenant repairs any damage caused to the Premises by said removal. All of said movable furniture, equipment and trade fixtures remaining on the Premises after said expiration date, or any sooner termination date due to any default of Tenant, shall be deemed to be abandoned property and shall automatically become the property of Landlord.

      10. MECHANICS' LIENS Prior to Tenant performing any construction or other work in or about the Premises for which a lien could be filed against the Premises or the Building, Tenant shall have its contractor execute a Waiver of Mechanics' Lien, satisfactory to Landlord, and provide Landlord with the original copy thereof. Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Premises or the Building purporting to be for labor or materials furnished or to be furnished at the request of Tenant, then at its expense, Tenant shall cause such lien to be removed of record by payment, bond or otherwise, within thirty (30) days after Tenant receives notice of the filing thereof. If Tenant shall fail to cause such lien to be removed of record within such 30-day period, Landlord may cause such lien to be removed of record by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, in which event Tenant shall reimburse Landlord in the amount paid by Landlord, including expenses, within ten (10) days after Landlord's billing therefor. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including attorney fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or removal of record.

      11. CONDITION OF PREMISES Tenant acknowledges and agrees that, except for Landlord's work set forth in Article 45 of the Rider, there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were in satisfactory condition, order and repair at such time.

      12. BUILDING SERVICES

      (a) Landlord shall provide, within its Building standards for each item, the following services and facilities:

      (1) Heating, ventilating and air conditioning, Monday to Friday from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M. (hereinafter "Business Hours"), except on the Building holidays (hereinafter "Holidays"). Tenant agrees to cooperate fully with Landlord and to abide by all the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the heating, ventilating and air conditioning systems.

      (2) Electricity for normal office use, including normal office equipment, in the Premises, during Business Hours (3-1/2 watts per rentable square foot is deemed normal office use). Tenant agrees to pay for the installation of a separate electric meter for all electrical usage other than normal office use. Tenant agrees to pay Landlord for all electricity registered on said meter at the current general service rate.

      (3) Cleaning and maintenance of common areas in the Building, including bathroom facilities.

      (4) Continuous passenger elevator service during Business Hours, and service via at least one car at all other times; freight elevator service from 8:00 A.M. to 4:00 P.M., Monday through Friday, except Holidays.

      (5) Janitorial services, including cleaning of Premises, in accordance with Landlord's Building standard schedule, annexed hereto as Exhibit C and made a part hereof. Landlord shall not be required to furnish cleaning services to any kitchens, lunchrooms or non-Building standard lavatories in the Premises.

      (6) Water for lavatory and drinking purposes.

      Tenant shall reimburse Landlord for all additional cleaning expenses incurred by Landlord, including but not limited to, garbage and trash removal expense over and above the normal cleaning provided by Landlord, due to the presence of a lunchroom or kitchen or food and beverage dispensing machines within the Premises. No food or beverage dispensing machines shall be installed by Tenant in the Premises without the prior written consent of Landlord.

      (b) Landlord does not warrant that the services provided for in paragraph 12 (a) above shall be free from any slowdown, interruption or stoppage due to the order of any governmental bodies and regulatory agencies, or caused by the maintenance, repair, replacement or improvement of any of the equipment involved in the furnishing of any such services, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause beyond the reasonable control of Landlord. No such slowdown, interruption or stoppage of any such services shall ever be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of annual Base Rent or additional rent or in any manner or for any purpose relieve Tenant from any of its obligations under this Lease. Landlord agrees to use due reasonable diligence to resume the service upon any such slowdown, interruption or stoppage.

      Notwithstanding the foregoing, in the event Tenant is deprived of the use and occupancy (and actually vacates) a portion or all of the Premises as a result of such stoppage or interruption for a period of at least two (2) business days, then from and after the next day until the service is restored, Tenant shall be entitled to an abatement in Base Rent, pro rata.

      In the event Tenant is deprived of the use and occupancy (and actually vacates) all of the Premises as a result of such stoppage or interruption for a period of ninety (90) days, then at anytime thereafter, Tenant may elect to terminate this Lease upon notice to Landlord.

      13. ASSIGNMENT AND SUBLETTING

      (a) Except as expressly permitted pursuant to this Article, Tenant shall not assign or hypothecate this Lease or any interest therein or sublet the Premises or any part thereof, without the prior written consent of Landlord which shall not be unreasonably withheld or delayed. Any of the foregoing acts without such consent shall be voidable and shall, at the option of Landlord, be an event of default under this Lease. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the written consent of Landlord. Notwithstanding the foregoing, a corporate Tenant may, without the consent of Landlord but upon notice to Landlord, assign this Lease to its parent, affiliate or subsidiary, provided the assignee assumes, in full, the obligations of Tenant under this Lease, and provided further that such assignment shall not relieve Tenant of any of its obligations under this Lease.

      (b) If at any time or from time to time during the term of this Lease, Tenant desires to assign this Lease or sublet all or a portion of the Premises, Tenant shall notify Landlord of such intent. Landlord shall have the option, exercisable by notice given to Tenant within twenty (20) days after receipt of Tenant's notice, of reacquiring the Premises or portion thereof proposed to be sublet or assigned and terminating the Lease with respect thereto. If Landlord does not exercise such option, Tenant may assign this Lease or sublet such space to any third party, subject to the following terms and conditions:

      (1) Tenant shall obtain the consent of Landlord, which consent shall not be unreasonably withheld; Landlord shall base its decision upon exclusive uses given to other Building tenants, the financial condition of the proposed assignee and the character of the proposed assignee or subtenant and the proposed use of the Premises.

      (2) Tenant may not sublease the Premises or any portion thereof or assign this Lease to an existing tenant in the Building.

      (3) No sublease or assignment shall be valid and no subtenant or assignee shall take possession of the premises subleased or assigned until an executed counterpart of such sublease or assignment of this Lease has been delivered to Landlord.

      (4) No subtenant shall have a further right to sublet.

      (5) No assignee shall have a further right to assign the Lease, except in accordance with the provisions of this Article 13.

      (6) In no event shall Tenant be entitled to have more than two (2) subtenants simultaneously in the Premises. The occupancy of portions of the Premises pursuant to the provisions of paragraph (f) below shall not be considered a sublease under this subparagraph (b) (6).

      (c) Tenant shall pay Landlord, as additional rent, one half (1/2) of any sums or other economic consideration received by Tenant as a result of any subletting or assignment (except payments received which are attributable to the amortization of the cost of leasehold improvements made to the sublet or assigned portion of the Premises by Tenant for the subtenant or assignee, and other reasonable expenses incident to the subletting or assignment, including standard leasing commissions), whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease or assignment). If such subleasing or assignment has been made without the consent of Landlord as provided herein, Landlord shall be entitled to all economic consideration received by Tenant in accordance with the provisions of this subparagraph 13 (c), but the receipt of such monies shall not be deemed to be a waiver of the provisions of this Article 13 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder.

      (d) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay the Base Rent and additional rent and to perform all other obligations to be performed by Tenant under this Lease. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

      (e) In the event that the Premises or any part thereof have been sublet by Tenant and Tenant is in default under this Lease pursuant to the provisions of Article 24 hereof, then Landlord may collect rent from the subtenant and apply the amount collected to the Base Rent and additional rent herein reserved but no such collection shall be deemed a waiver of the provisions of this Article 13 with respect to subletting or the acceptance of such subtenant as Tenant hereunder or a release of Tenant under the Lease.

      (f) Landlord agrees that from time-to-time during the term of this Lease, Tenant may allow doctors affiliated with Tenant to use and occupy offices in the Premises and such occupancy shall not require Landlord's consent or otherwise be subject to the provisions of this Article 13.

      14. ACCESS TO PREMISES Landlord, its employees and agents shall have the right to enter the Premises at all reasonable times during Business Hours and at anytime in case of an emergency for the purpose of examining or inspecting the Premises, showing the Premises to prospective purchasers, mortgagees and (during the last year of the Lease term only) prospective tenants of the Building, and making such alterations, repairs, Improvements or additions to the Premises or to the Building as Landlord may determine to be necessary or desirable. If representatives of Tenant shall not be present to open and permit entry into the Premises at anytime when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease. Such entry into the Premises by Landlord shall not unreasonably interfere with Tenant's use of the Premises.

      15. REPAIRS

      (a) At its sole cost and expense, Landlord shall make all repairs necessary to maintain the Building roof, plumbing, heating, ventilating, air conditioning and electrical systems (except light fixtures), and all other Building systems, windows, floors (except carpeting), Building foundation and structural walls and all other structural portions of the Premises provided, however, that Landlord shall not be obligated to make any of such repairs until Landlord has received written notice from Tenant that such repair is needed. Landlord shall be responsible for the maintenance and repair of all common areas and facilities in the Building provided that Tenant shall be responsible for the repair of any damage to the common areas and facilities caused by the negligence of Tenant and its agents, servants and employees. In no event shall Landlord be obligated under this paragraph to repair any damage caused by any act, omission, accident or negligence of Tenant or its employees, agents, invites, licensees, subtenants, or contractors.

      (b) Except for Landlord's repairs under paragraph (a) above, at its sole cost and expense, Tenant shall make all other repairs necessary to maintain and keep the Premises and the fixtures therein in neat and orderly condition. If Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense, along with a ten (10%) percent service charge, shall be collectible as additional rent.

      At Tenant's expense, Landlord shall make all repairs to the light fixtures in the Premises, including replacement bulbs and ballasts.

      (c) Landlord shall not be liable for any interference with Tenant's business arising from the making of any repairs in the Premises under paragraph
(a) above. Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business. There shall be no abatement of Base Rent because of such repairs.

      16. INDEMNIFICATION AND LIABILITY INSURANCE

      (a) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with, and Landlord shall not be liable to Tenant on account of, (i) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (ii) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any governmental authority, or (iii) any accident, death or personal injury, or damage to or loss or theft of property, which shall occur in or about the Premises occasioned wholly or in part by reason of any act or omission of Tenant, or any of its agents, contractors, licensees, invites, employees or subtenants.

      (b) During the term of this Lease and any renewal thereof, Tenant shall obtain and promptly pay all premiums for Comprehensive General Liability Insurance with broad form extended coverage, including Contractual Liability, covering claims for bodily injury (including death resulting therefrom) and loss or damage to property occurring upon, in or about the Premises, with a minimum combined single limit of at least $1,000,000.00. All such policies and renewals thereof shall identify Landlord and Landlord's Building managing agent as additional insureds. All policies of insurance shall provide (i) that no material change or cancellation of said policies shall be made without at least thirty (30) days' prior written notice to

Landlord and Tenant, and (ii) that any loss shall be payable notwithstanding any act or negligence of Tenant or Landlord which might otherwise result in the forfeiture of said insurance. On or before the commencement date of the term of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of said policy or policies, Tenant shall furnish Landlord with renewal certificates of the policies of insurance required under this paragraph. Tenant's insurance policies shall be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania with a financial rating of at least an A- as rated in the most recent edition of Best's Insurance Reports and have been in business for the past five years. The aforesaid insurance limits may be reasonably increased by Landlord from time to time during the term of this Lease, but no more frequently than once during each 5-year period of the Lease term, including any renewal thereof.

      (c) Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims of anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property owned by Landlord and Tenant respectively in the Premises and covered by the Pennsylvania Standard Form of Fire Insurance Policy with extended coverage endorsement, whether or not such insurance is maintained by the other party.

      17. WAIVER OF CLAIMS Landlord and Landlord's agents, servants, and employees shall not be liable for, and Tenant hereby releases and relieves Landlord, its agents, servants, and employees from, all liability in connection with any and all damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, servants, employees, invitees, licensees, and subtenants, in or about or arising out of the Premises, from, without limitation, (a) any fire or other casualty, accident, occurrence or condition in or upon the Premises or the Building; (b) any failure of the plumbing, sprinkler, electrical, heating, ventilating and air conditioning systems and equipment, or any other systems and equipment in the Premises and the Building, and the elevators, stairways, railings or walkways of the Building; (c) any steam, gas, oil, water, rain or snow that may leak into or flow from any part of the Premises or the Building from the drains, pipes or plumbing, sewer or other installation of same; (d) the falling of any fixture or any wall or ceiling materials; (e) broken glass; (f) any acts or omissions of the other tenants or occupants of the Building; (g) any acts or omissions (excluding gross negligence) of Landlord, its agents, servants and employees; and (h) theft, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Premises.

      18. QUIET ENJOYMENT Landlord covenants and agrees with Tenant that upon Tenant paying the Base Rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly enjoy the Premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease, including but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinafter mentioned.

      19. NEGATIVE COVENANTS OF TENANT Tenant agrees that it will not do or suffer to be done, any act, matter or thing objectionable to Landlord's fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter placed on the Premises or any part thereof or on the Building by Landlord shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant took possession of the Premises. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord, as additional rent, any and all increases in premiums on insurance carried by Landlord on the Premises or any part thereof or on the Building caused in any way by the occupancy of Tenant.

      20. FIRE OR OTHER CASUALTY

      (a) If the Premises are damaged by fire or other casualty, the damages shall be repaired by and at the expense of Landlord and restored to the condition which existed immediately prior to such damage and the Base Rent and additional rent shall be apportioned from the date of such fire or other casualty until substantial completion of the repairs, according to the part of the Premises which is usable by Tenant. Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage, subject to any delays caused by Acts of God, labor strikes or other events beyond Landlord's control. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant acknowledges notice that (i) Landlord shall not obtain insurance of any kind on Tenant's furniture or furnishings, equipment, fixtures, alterations, improvements and additions, (ii) it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (iii) Landlord shall not be obligated to repair any damage thereto or replace the same.

      (b) If, in the reasonable opinion of Landlord, the Premises are (i) rendered substantially untenantable by reason of such fire or other casualty, or
(ii) twenty (20%) per cent or more of the Premises is damaged by said fire or other casualty and less than six (6) months would remain in the current Lease term upon substantial completion of the repairs and restoration, Landlord shall have the right, upon written notice to Tenant within thirty (30) days after said occurrence, to elect not to repair and restore the Premises, and in such event, this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the Base Rent and additional rent to be adjusted and apportioned as of said date.

      (c) If, in the reasonable opinion of Landlord, the Building shall be substantially damaged by fire or other casualty, regardless of whether or not the Premises were damaged by such occurrence, Landlord shall have the right, upon written notice to Tenant within thirty (30) days after said occurrence, to terminate this Lease, and in such event, this Lease and the tenancy hereby created shall cease and the Base Rent and additional rent shall be adjusted and apportioned as of the date of said termination unless terminated as of the date of said occurrence in accordance with paragraph 20 (b) above.

      21. SUBORDINATION This Lease is and shall be subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or lessee or by any mortgagee, but in confirmation of such subordination, Tenant shall execute, within fifteen (15) days after request, any certificate that Landlord may reasonably require acknowledging such subordination.

      Landlord represents that as of the date of this Lease, there are no mortgages or ground or underlying leases affecting the land and/or Building.

      As a condition of Tenant's agreement to subordinate this Lease to any ground or underlying lease or any mortgage affecting the land and/or Building, Landlord agrees to obtain a standard Non-Disturbance Agreement from any future ground or underlying lessor or any future mortgagee of the land and/or Building, in a form reasonably satisfactory to Tenant.

      22. CONDEMNATION

      (a) If the whole of the Premises shall be condemned or taken permanently for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then in that event, at the option of either Landlord or Tenant exercised by notice to the other within thirty (30) days after the date when possession is taken, the term of this Lease shall cease and terminate as of the date when possession is taken pursuant to such proceeding or purchase. The Base Rent and additional rent shall be adjusted and apportioned as of the time of such termination and any Base Rent and additional rent paid for a period thereafter shall be refunded. In the event a material portion only of the Premises or a material portion of the Building, shall be so taken (even though the Premises may not have been affected by the taking of some other portion of the Building), Landlord may elect to terminate this Lease as of the date when possession is taken pursuant to such proceeding or purchase or Landlord may elect to repair and restore the portion not taken at its own expense, and thereafter the Base Rent and additional rent shall be reduced proportionately to reflect the portion of the Premises not taken.

      (b) In the event of any total or partial taking of the Premises or the Building, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and Tenant hereby waives all rights against Landlord and the condemning authority, except that Tenant shall have the right to claim and prove in any such proceeding and to receive any award which may be made to Tenant, if any, specifically for damages for loss of good will, movable trade fixtures, equipment, moving expenses, and damages for loss of leasehold.

      23. ESTOPPEL CERTIFICATE At any time and from time to time and within ten
(10) days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing duly executed by Tenant certifying that (i) this Lease is in full force and effect, without modification or amendment (or, if there have been any modifications or amendments, that this Lease is in full force and effect as modified and amended and setting forth the dates of the modifications and amendments), (ii) the dates to which annual Base Rent and additional rent have been paid, and (iii) to the knowledge of Tenant no default exists under this Lease or specifying each such default; it being the intention and agreement of Landlord and Tenant that any such statement by Tenant may be relied upon by a prospective purchaser or a prospective mortgagee of the Building, or by others, in any matter affecting the Premises.

      24. DEFAULT The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

      (a) The failure of Tenant to take possession of the Premises within thirty
(30) days after the commencement date of this Lease.

      (b) The vacation or abandonment of the Premises by Tenant (except pursuant to a sublease or assignment approved by Landlord) coupled with nonpayment of Base Rent and/or additional rent.

      (c) A failure by Tenant to pay, when due, any installment of Base Rent, additional rent or any other sum required to be paid by Tenant under this Lease, where such failure continues for more than ten (10) days after Tenant has received written notice of the delinquent payment from Landlord.

      (d) A failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after Tenant receives written notice thereof from Landlord provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such 30-day period, Tenant shall not be deemed to be in default if Tenant shall commence the cure of the default within such 30-day period and thereafter diligently prosecutes the same to completion.

      (e) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment of a receiver or trustee of Tenant's property pursuant to any local, state or federal bankruptcy or insolvency law; or an assignment by Tenant for the benefit of creditors; or the taking possession of the property of Tenant by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed within sixty (60) days after the filing thereof.

      25. REMEDIES Upon the occurrence of any event of default set forth in
Article 24 above:

      (a) Landlord may perform for the account of Tenant the cure of any such default of Tenant and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith, plus fifteen (15%) percent per annum interest from the date of any such expenditures.

      (b) Landlord may accelerate all Base Rent and additional rent due for the balance of the term of this Lease and declare the same, along with all sums past due, to be immediately due and payable. In determining the amount of any future additional rent payments due Landlord as a result of increases in Operation and Maintenance Costs, Landlord may make such determination based upon the amount of Operation and Maintenance Costs additional rent paid by Tenant for the entire Comparison Year immediately prior to such default.

      (c) Landlord may immediately proceed to collect or bring action for the whole rent or such part thereof as aforesaid, as well as for liquidated damages provided for hereinafter, as being rent in arrears, or may enter judgment therefor in an amicable action as herein elsewhere provided for in case of rent in arrears, or may file a Proof of Claim in any bankruptcy or insolvency proceeding for such rent, or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof.

      (d) Landlord may re-enter and repossess the Premises breaking open locked doors, if necessary, and may use as much force as necessary to effect such entrance without being liable to any action or prosecution for such entry or the manner thereof, and Landlord shall not be liable for the loss of any property in the Premises. Landlord may remove all of Tenant's goods and property from the Premises. Landlord shall have no liability for any damage to such goods and property and Landlord shall not be responsible for the storage or protection of the same upon removal.

      (e) Landlord may re-enter and repossess the Premises or any part thereof and attempt to relet all or any part of the Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including a term beyond the termination of this Lease. Landlord shall consider any tenant offered by Tenant in connection with such reletting. For the purpose of such reletting, Landlord may decorate or make reasonable repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient; and the cost of such repairs, changes, alterations or additions shall be charged to and be payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord. Any sums collected by Landlord from any new tenant obtained on account of Tenant shall be credited against the balance of the Base Rent and additional rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the Base Rent and additional rent would have been payable under this Lease, the amount due hereunder less the net amount obtained by Landlord from such new tenant.

      (f) At its option, Landlord may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than ten (10) days after the date of such notice, without any right on the part of Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the term hereof granted, as well as the entire right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the expiration date of the term of this Lease. Thereupon, Tenant shall immediately quit and surrender the Premises to Landlord and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property therein, without being liable to indictment, prosecution or damages therefor.

      (g) In the event of termination of this Lease pursuant to the provisions of paragraph 25 (f) above, Tenant shall pay to Landlord all Base Rent, additional rent and other charges payable hereunder due and unpaid to the date of termination, together with liquidated damages in an amount equal to twenty-five percent (25%) of the balance of the Base Rent, additional rent and other charges required to be paid under this Lease from the date of said termination to the expiration date of the term of this Lease, as if the same had not been terminated, the said Base Rent and additional rent for the balance of the term of this Lease and other charges to be computed in the same manner as provided in paragraph 25 (b) above. In the event any judgment has been entered against Tenant for any amount in excess of the total amount required to be paid by Tenant to Landlord hereunder, then the damages assessed under said judgment shall be reassessed and a credit granted to the extent of such excess. Landlord and Tenant acknowledge that the damages to which Landlord is entitled in the event of a breach of this Lease and termination by Landlord are not easily computed and are subject to many variable factors. Therefore, Landlord and Tenant have agreed to the liquidated damages as herein provided in order to avoid extended litigation in the event of default by Tenant and termination of this Lease.

      In the event Landlord exercises the remedy under this paragraph and Tenant pays Landlord the entire amount of the liquidated damages, Landlord shall be deemed to have made an election of remedies and except for regaining possession the Premises, Landlord shall not be entitled to exercise any other remedy under this Article 25.

      (h) In the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms of this Lease, Landlord shall have the right to seek an injunction to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

      (i) In the event of any default, Tenant hereby empowers any prothonotary or attorney of any court of record to appear for Tenant in any and all actions which may be brought for Base Rent, additional rent, or other charges or expenses agreed to be paid by Tenant under this Lease and to sign for Tenant an agreement for entering in any competent court an amicable action or actions for the recovery of Base Rent, additional rent, or other charges or expenses and, in said suits or in said amicable action or actions, to confess judgment against Tenant for all or any part of such Base Rent, additional rent, or other charges or expenses, including, at Landlord's option, the Base Rent for the entire unexpired balance of the term of this Lease, computed as aforesaid, and any other charges, payments, costs and expenses reserved as rent or agreed to be paid by Tenant, as well as liquidated damages, and for interest and costs together with an attorney's commission of five (5%) percent thereof. Said authority shall not be exhausted by any one exercise thereof, but judgment may be confessed as aforesaid from time to time and as often as any of said Base Rent, additional rent or other charges reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term or during any extension or renewal of this Lease. It shall not be necessary for Landlord to file the original of this Lease, but Landlord may file a true copy thereof at the time of the entry of such judgment or judgments.

      Landlord agrees not to use the remedy under this paragraph (i) so long as Osteopathic Medical Center of Philadelphia is Tenant under this Lease.

      (j) When this Lease shall be determined by condition broken, either during the original term of this Lease or any renewal thereof, and also when and as soon as the term hereby created or any renewal thereof shall have expired, it shall be lawful for any attorney as attorney for the Tenant to file an agreement for entering in any competent court an amicable action and judgment in ejection against Tenant and all persons or entities claiming under Tenant for the recovery by Landlord of possession of the Premises, for which this Lease shall be sufficient warrant; whereupon, if Landlord so desires, a writ of habere facias possessionem may issue forthwith, without any prior writ or proceeding whatsoever, and provided that, if for any reason after such action shall have been commenced the same shall be determined and the possession of the Premises hereby demised shall remain in or be restored to Tenant, Landlord shall have the right, upon any subsequent default or defaults or upon the termination or expiration of this Lease, to bring one or more amicable action or actions to recover possession of the Premises. In any amicable action of ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, and, if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

      26. REQUIREMENT OF STRICT PERFORMANCE The failure or delay on the part of Landlord to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, or in any way to affect the validity of this Lease or any part thereof, or the right of Landlord to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of Base Rent or additional rent at a time when the Base Rent or additional rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the Base Rent or additional rent due shall not be construed to be other than a payment on account of the Base Rent or additional rent then due, and any statement on Tenant's check or any letter accompanying Tenant's check to the contrary shall not be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the Base Rent or additional rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the term of this Lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

      27. RELOCATION OF TENANT (Intentionally Omitted)

      28. SURRENDER OF PREMISES; HOLDING OVER

      (a) The Lease shall terminate and Tenant shall deliver up and surrender possession of the Premises to Landlord on the last day of the term hereof, and Tenant hereby waives the right to any notice of termination or notice to quit. Upon the expiration or sooner termination of this Lease, Tenant covenants to deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to maintain and keep the same during the term of this Lease in accordance with the provisions of this Lease, normal wear and tear excepted.

      (b) Upon the failure of Tenant to surrender possession of the Premises to Landlord upon the expiration or sooner termination of this Lease, Tenant shall pay to Landlord, as liquidated damages, an amount equal to one hundred fifty (150%) percent of the then current Base Rent and additional rent required to be paid by Tenant under this Lease, applied to any period in which Tenant shall remain in possession after the expiration or sooner termination of this Lease. Acceptance by Landlord of Base Rent or additional rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's right of reentry or any other rights of Landlord hereunder or otherwise provided by law.

      29. DELAY IN POSSESSION In the event that the Premises are not ready for Tenant's occupancy at the commencement date of this Lease, because Landlord has not substantially completed the tenant improvement work described in Article 45 of the Rider (unless such tenant improvement work is being done by Tenant or Tenant's contractor, in which case there shall be no suspension or proration of Base Rent or additional rent), or because of the failure or refusal of the present occupant of the Premises to vacate and surrender up the same, or because of any restrictions, limitations or delays caused by Government regulations or Governmental agencies, this Lease and the term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, but the entire term of this Lease shall not commence and the Base Rent, additional rent and other sums herein provided to be paid by Tenant shall not become due until the date the Premises are substantially completed by Landlord and ready for Tenant's occupancy or the date possession of the Premises is delivered to Tenant, as the case may be. In clarification of the foregoing, the expiration date of the Lease term, the applicable dates for renewal (Article 47) and the two-year period applicable to the rights of first offer (Article 48) shall be extended by the period of delay of the commencement date. In the event Tenant accepts possession of the Premises (or any part thereof) prior to July 1, 1992 for the regular conduct of its business, such occupancy shall be under and subject to all the terms, covenants and conditions contained in the Lease, except that Tenant shall not be required to pay any Base Rent or additional rent during said period prior to July 1, 1992 and the term shall be extended by the number of days from the commencement date of such occupancy to June 30, 1992.

      30. COMPLIANCE WITH LAWS AND ORDINANCES At its sole cost and expense, Tenant shall promptly fulfill and comply with all laws, ordinances, regulations and requirements of the City, County, State and Federal Governments and any and all departments thereof having jurisdiction over the Building, and of the National Board of Fire Underwriters or any other similar body now or hereafter constituted, but only to the extent that such laws, ordinances, regulations and requirements govern the particular manner in which Tenant uses the Premises.

      31. NOTICES All notices or demands under this Lease shall be in writing and shall be given or served by either Landlord or Tenant to or upon the other, either personally or by Registered or Certified Mail, Return Receipt Requested, postage prepaid, and addressed as follows:

      TO LANDLORD:           The Prudential Insurance Company
                                        of America
                             Newark Realty Group Office
                             3 Gateway Center - 13th Floor
                             Newark, New Jersey 07102
                             Attention: General Manager -
                                        Pennsylvania Properties

      WITH A COPY TO:        Premisys Real Estate Services, Inc.
                             One Bala Plaza
                             Bala Cynwyd, Pennsylvania 19004

       TO TENANT:            Osteopathic Medical Center of
                             Philadelphia
                             One Bala Plaza
                             Bala Cynwyd, Pennsylvania 19004
                             Att: Mr. Lewis H. Abel, CPA, VP & CFO

      All notices and demands shall be deemed given or served upon the date of receipt thereof by Landlord or Tenant, as the case may be. Either Landlord or Tenant may change its address to which notices and demands shall be delivered or mailed by giving written notice of such change to the other as herein provided.

      32. WARRANTY OF TENANT Tenant warrants to Landlord that Tenant dealt and negotiated solely and only with Jackson-Cross Company and Landlord for this Lease and with no other broker, firm, company or person.

      For good and valuable consideration, Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord by reason of the falsity or error of Tenant's warranty.

      33. FORCE MAJEURE Landlord shall be excused for the period of any delay in the performance of any of its obligations under this Lease, when prevented from so doing by cause or causes beyond Landlord's control, which shall include, without limitation, all labor disputes, inability to obtain any materials or services, civil commotion, or acts of God.

      34. LANDLORD'S OBLIGATIONS Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building, and upon termination of that ownership, except as to any obligations which have then matured, including Landlord's obligation for the performance of the tenant improvement work in the Premises under Article 45 of the Rider, Tenant shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder, provided that such successor has assumed, in writing, the obligations of Landlord under this Lease. If any security deposit has been made by Tenant, Landlord shall transfer such security deposit to the purchaser and thereupon Landlord shall be discharged from any further liability with respect thereto.

      35. LANDLORD'S LIABILITY Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any provision of this Lease by Landlord.

      Landlord represents that as of this Lease, there are no mortgages affecting the land and/or Building.

      36. SUCCESSORS The respective rights and obligations of Landlord and Tenant under this Lease shall bind and shall inure to the benefit of Landlord and Tenant and their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successor of Tenant unless Landlord's written consent to the transfer to such successor has first been obtained as provided in Article 13 above.

      37. GOVERNING LAW This Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

      38. SEVERABILITY If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions of this Lease shall in no way be affected or impaired and such remaining provisions shall continue in full force and effect.

      39. CAPTIONS Any headings preceding the text of the several Articles of this Lease are inserted solely for convenience of reference and shall not constitute a part of this Lease or affect its meaning, construction or effect.

      40. GENDER As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender

      41. EXECUTION This Lease shall become effective when it has been signed by a duly authorized officer or representative of Landlord and Tenant and delivered to the other party.

      42. EXHIBITS AND RIDER Attached to this Lease and made part hereof are Exhibits A, A-l, A-2, B and C and Rider Articles 45 to 50 inclusive.

      43. ENTIRE AGREEMENT This Lease, including the Exhibits and the Rider, contains all the agreements, conditions, understandings, representations and warranties made between Landlord and Tenant with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both Landlord and Tenant or their respective successors in interest.

      44. CORPORATE AUTHORITY If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease the day and year first above written.

                                  (LANDLORD)
ATTEST:                           THE PRUDENTIAL INSURANCE COMPANY
                                       OF AMERICA

By: /s/ Michael J. Hughes         By: /s/ Lawrence V. Fagnoni
   -------------------------         ---------------------------
      Michael J. Hughes              Lawrence V. Fagnoni, Vice President
     Assistant Secretary


ATTEST:                          (TENANT)
                                 OSTEOPATHIC MEDICAL CENTER OF
                                 PHILADELPHIA

By: /s/ [ILLEGIBLE]               By: /s/ Lewis H. Abel
   -------------------------         ---------------------------
                                         Lewis H. Abel, CPA
                                         Vice President and
                                         Chief Financial Officer
(Seal)

If Tenant is a corporation, Lease must be executed by the President or the vice President as well as the Secretary and properly sealed.

                   Rider Annexed to and Made Part of the Lease
                            Dated as of April 3, 1992
              Between The Prudential Insurance Company of America,
                                  as Landlord,
                 and Osteopathic Medical Center of Philadelphia,
                                    as Tenant

      45. LANDLORD'S WORK AND CONTRIBUTION Supplementing the provisions of
Article 9 above, at Landlord's expense up to a maximum of $953,160.00, Landlord agrees to construct the Premises in Landlord's Building Standard manner, in accordance with Tenant's interior design drawings which shall be prepared by Medifac and shall be approved by Tenant and submitted to Landlord, time being of the essence. Landlord's contribution of up to a maximum of $953,160.00 shall cover construction costs and fees, labor and materials, construction permits and reasonable overhead, the design fee payable to Medifac and the construction management fee (in the maximum amount of one and one fourth (1 1/4%) percent of the total construction cost) payable to Premisys Real Estate Services, Inc. As Landlord disburses the allowance of $953,160.00, Landlord shall promptly advise Tenant of the amounts being disbursed from time to time, including a running total of advances to date. In the event the cost of construction of the Premises exceeds $953,160.00, then at its option, Tenant shall either (i) pay Landlord the entire amount of the excess, in lump sum, within twenty (20) days after Landlord's billing therefor, or (ii) reduce the amount of the Base Rent abatement under Article 46 below by the amount of the excess. In the event the cost of construction of the Premises is less than $953,160.00, then Tenant may use the unspent portion of Landlord's contribution toward the purchase of furniture and equipment to be installed in the Premises, which shall be paid to Tenant within twenty (20) days after Landlord's receipt of paid bills or invoices and other satisfactory evidence of Tenant's payment of the cost of the furniture and equipment. In the event the cost of construction of the Premises and the purchase of furniture and equipment installed by Tenant in the Premises is less than $953,160.00, Tenant shall be entitled to a credit toward the next Base Rent accruing under the Lease in the amount of the unspent portion of Landlord's contribution.

      At Landlord's sole expense, which shall not be covered by Landlord's contribution in the above paragraph, Landlord shall

      (i) Perform all necessary demolition, including removal or abatement of any friable asbestos in accordance with applicable law;

      (ii)  Supply and install sprinklers throughout the Premises;

      (iii) Renovate the men's and ladies bathrooms on the 6th Floor, in accordance with design specifications by Cope Linder Associates, with finishes consistent with other mens' and ladies' rooms in the Building;

      (iv) Upgrade the Building mechanical systems per Plan Ml from Brandt, Ricci, Riley;

      (v) Replace the solar film and window blinds, as required, on the second and sixth floors;

      (vi) Install fire detection system in Building corridors, as required by state and local codes;

      (vii) Patch and prepare for finishing the existing fire-rated partitions and columns and any surface distorted by demolition, excluding ceiling; and

      (viii) Install hardware on existing exit doors, in accordance with state and local codes.

      In the event Tenant vacates the Premises and there is a default in the payment of Base Rent under the Lease, or in the event Landlord obtains possession of the Premises or terminates the Lease by reason of a default by Tenant under the Lease, Tenant shall pay to Landlord, upon demand, as additional rent hereunder, the full unamortized amounts (based on an amortization period of ten (10) years and including interest at 8.00% per annum on the outstanding principal balance) of (i) Landlord's contribution and payment of up to $953,160.00 in construction costs and fees (and furniture and equipment if applicable) under the above paragraphs; and (ii) the Base Rent abatement in the amount of $635,440.00, provided in Article 46 below.

      46. BASE RENT ABATEMENT Notwithstanding the provisions of paragraph (a) of
Article 4 above, Landlord hereby grants Tenant a Base Rent abatement in the total amount of $635,440.00 which shall be applied toward the first twelve (12) months of Base Rent accruing under the Lease. Landlord and Tenant agree that no portion of the Base Rent paid by Tenant during the portion of the term of this Lease occurring after the expiration of any period during which such Rent was abated shall be allocated, for income tax purposes, by Landlord or Tenant to such rent abatement period, nor is such Rent intended by Landlord and Tenant to be allocable, for income tax purposes, to any abatement period.

      47. OPTION TO RENEW Landlord hereby grants Tenant an option to renew the term of the Lease, upon the following terms and conditions:

      (a) The renewal term shall be for five (5) years, commencing July 1, 2002 and expiring June 30, 2007;

      (b) Tenant must exercise the option, if at all, upon notice to Landlord, on or before February 28, 2002;

      (c) At the time Tenant delivers its notice of election to renew to Landlord, this Lease shall be in full force and effect and Tenant shall not then be in default under any of the terms and conditions of the Lease beyond any applicable cure period;

      (d) The renewal term shall be upon the same terms, covenants and conditions contained in the Lease, except that the annual Base Rent shall be the then current Fair Market Rent for comparable space in the Building as of the effective commencement date of the renewal, but in no event shall the annual Base Rent for the renewal term be less than the annual Base Rent plus total accrued additional rent for Real Estate Taxes and Operation and Maintenance Costs increases under Article 5 of the Lease payable by Tenant during the last year of the initial term of this Lease; and

      (e)   There shall be no further privilege of renewal.

      48. TENANT'S RIGHTS OF FIRST OFFER

Second Floor Landlord hereby grants Tenant the Right of First Offer to lease Suite 208 (containing 1,768 rentable square feet), Suite 209 (containing 353 rentable square feet) and Suite 211 (containing 718 rentable square feet) on the 2nd floor of the Building, shown outlined and cross-hatched on the 2nd floor plan annexed hereto collectively ("First Offer Space"), upon the following terms and conditions:

      (a) Suite 209 is currently occupied under a lease expiring December 31, 1992. Suites 208 and 211 are currently vacant. Landlord will give Tenant written notice that Landlord is about to enter into negotiations to lease all or a portion of the First Offer Space to a third party and Tenant shall have twenty (20) days after receipt of such notice to notify Landlord of its exercise of the Right hereunder;

      (b) At the time Tenant delivers to Landlord its notice of exercise of the Right, Tenant shall not be in default under any of the provisions of the Lease beyond any applicable cure period;

      (c) Base Rent for the First Offer Space shall be at the same Base Rent Rates payable by Tenant for the Premises under Article 4 above if the effective date occurs during the first two (2) Lease years and thereafter at the Fair Market rent for comparable space in the Building as of the date of Tenant's exercise of its Right of First Offer.

      (d) Tenant's Percentage under Article 5 above shall be increased proportionately;

      (e) The effective date of the addition of the First Offer Space to the Premises shall be the 31st day after Tenant's acceptance of Landlord's notice under (a) above;

      (f) Tenant agrees to accept the First Offer Space in "as is" condition, in the physical state and condition thereof on the effective date under (e) above, provided that if the effective date occurs during the first two (2) Lease years, Tenant shall be entitled to receive a pro rata portion of Landlord's tenant improvement allowance of $30.00 per rentable square under Article 45 above, using a ratio whose numerator is the number of months remaining in the initial Lease term for the First Offer Space and whose denominator is 120 months;

      (g) Except for the provisions of paragraphs (c), (d), and (f) above, Tenant's lease of the First offer Space shall be upon the same terms and conditions contained in the Lease; and

      (h) Upon Tenant's failure to exercise its Right of First Offer with respect to the First Offer Space, or any part thereof from time to time, within the time period provided under (a) above, Landlord shall have the right to pursue its negotiations for a lease of the First Offer Space, or part thereof, as the case may be, with the third party.

Fifth Floor Landlord hereby grants Tenant the Right of First Offer to lease the 10,491 rentable square feet of space on the 5th floor of the Building, shown outlined and cross-hatched on the 5th floor plan annexed hereto ("First Offer Space"), upon the following terms and conditions:

      (a) The First Offer Space is currently occupied under a lease expiring February 28, 1994. Landlord will give Tenant written notice, no later than January 1, 1994, that Landlord is about to enter into negotiations to lease all or a portion of the First Offer Space to a third party and Tenant shall have twenty (20) days after receipt of such notice to notify Landlord of its exercise of the Right hereunder;

       (b) At the time Tenant delivers to Landlord its notice of exercise of the Right, Tenant shall not be in default under any of the provisions of the Lease beyond any applicable cure period;

      (c) Base Rent for the First Offer Space shall be at the same Base Rent Rates payable by Tenant for the Premises under Article 4 above if the effective date occurs during the first two (2) Lease years and thereafter at the Fair Market rent for comparable space in the Building as of the date of Tenant's exercise of its Right of First Offer.

      (d) Tenant's Percentage under Article 5 above shall be increased by 2.8722%;

      (e) The effective date of the addition of the First Offer Space to the Premises shall be the 31st day after Tenant's acceptance of Landlord's notice under (a) above;

      (f) Tenant agrees to accept the First Offer Space in "as is" condition, in the physical state and condition thereof on the effective date under (e) above, provided that if the effective date occurs during the first two (2) Lease years, Tenant shall be entitled to receive a pro rata portion of Landlord's tenant improvement allowance of $30.00 per rentable square under Article 45 above, using a ratio whose numerator is the number of months remaining in the initial Lease term for the First Offer Space and whose denominator is 120 months;

      (g) Except for the provisions of paragraphs (c), (d), and (f) above, Tenant's lease of the First offer Space shall be upon the same terms and conditions contained in the Lease; and

      (h) Upon Tenant's failure to exercise its Right of First Offer with respect to the First Offer Space, or any part thereof from time to time, within the time period provided under (a) above, Landlord shall have the right to pursue its negotiations for a lease of the First Offer Space, or part thereof, as the case may be, with the third party.

Sixth Floor Landlord hereby grants Tenant the Right of First Offer to lease Suite 620 (containing 2,356 rentable square feet), and Suite 619 (containing 826 rentable square feet) on the 6th floor of the Building, shown outlined and cross-hatched on the 6th floor plan annexed hereto (collectively "First Offer Space"), upon the following terms and conditions:

      (a) Suite 619 is currently occupied under a lease expiring July 14, 1992 and Suite 620 is currently occupied under a lease expiring December 31, 1993. Landlord will give Tenant written notice that Landlord is about to enter into negotiations to lease all or a portion of the First Offer Space to a third party and Tenant shall have twenty (20) days after receipt of such notice to notify Landlord of its exercise of the Right hereunder;

      (b) At the time Tenant delivers to Landlord its notice of exercise of the Right, Tenant shall not be in default under any of the provisions of the Lease beyond any applicable cure period;

      (c) Base Rent for the First Offer Space shall be at the same Base Rent Rates payable by Tenant for the Premises under Article 4 above if the effective date occurs during the first two (2) Lease years and thereafter at the Fair Market rent for comparable space in the Building as of the date of Tenant's exercise of its if Right of First Offer.

      (d) Tenant's Percentage under Article 5 above shall be increased proportionately;

      (e) The effective date of the addition of the First Offer Space to the Premises shall be the 31st day after Tenant's acceptance of Landlord's notice under (a) above;

      (f) Tenant agrees to accept the First Offer Space in "as is" condition, in the physical state and condition thereof on the effective date under (e) above, provided that if the effective date occurs during the first two (2) Lease years, Tenant shall be entitled to receive a pro rata portion of Landlord's tenant improvement allowance of $30.00 per rentable square under Article 45 above, using a ratio whose numerator is the number of months remaining in the initial Lease term for the First Offer Space and whose denominator is 120 months;

      (g) Except for the provisions of paragraphs (c), (d), and (f) above, Tenant's lease of the First offer Space shall be upon the same terms and conditions contained in the Lease; and

      (h) Upon Tenant's failure to exercise its Right of First Offer with respect to the First Offer Space, or any part thereof from time to time, within the tune period provided under (a) above, Landlord shall have the right to pursue its negotiations for a lease of the First Offer Space, or part thereof, as the case may be, with the third party.

      49. PARKING At no charge to Tenant, Tenant shall be entitled to the use of nine (9) reserved parking spaces for cars and one (1) reserved parking space for Tenant's van in the private parking lot adjoining the Building throughout the term. Landlord shall provide the parking space for Tenant's van as near as practicable to the Building's loading dock.

      50. HEATING, VENTILATING AND AIR CONDITIONING SYSTEM With respect to the Heating, Ventilating and Air Conditioning system and service provided under
Article 12 above, Landlord shall provide:

      1. Reheat coils in the supply air duct work for the morning warm up cycle. This duct work will extend throughout Tenant's space to provide supply air to a quantity or Variable Air Volume boxes (VAV).

      2. The volume of air to Tenant's space will range from 10,000 - 11,000 CFM and the unit S-9 will be rebalanced to provide the proper amount of air.

      3.    Induction units along the outside wall will be modified with a two
            (2) way valve and thermostat for each column bay.

      4. If cooling is required when Building chilled water is off, unit S-9 will supply 100% outside air by means of an economizer.

      5. Air conditioning loads have been calculated to include an electrical allowance of 4.0 watts per square foot.

      6.    Temperature range of 72 F to 76 F, is based upon:

                          Outdoor -- 93.0 D.B./75% W.B.
                          Indoor -- 75.0 D.B./50% R.H.

                                 ONE BALA PLAZA
                               Demised Area Plan

                               [GRAPHIC OMITTED]

The Space Management System
(c) 1982 Space/Data Group

                Project# 83093        Date Issued: MAY 31, 1990      Floor: 2
                         -----------               ------------            ----

                                 ONE BALA PLAZA
                               Demised Area Plan

                               [GRAPHIC OMITTED]

The Space Management System
(c) 1982 Space/Data Group

                Project# 83093        Date Issued: MAY 31, 1990      Floor: 5
                         -----------               ------------            ----

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

DEFINITIONS

1. Wherever in these Rules and Regulations the word "Tenant" is used, it shall be deemed to apply to and include Tenant and his agents, employees, invitees, licensees, subtenants and contractors, and to be of such number and gender as the circumstances require. The word "room" is deemed to include the space covered by this Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord.

CONSTRUCTION

2. The streets, parking areas, sidewalks, entrances, lobbies, halls, passages, elevators, stairways and other common areas provided by Landlord shall not be obstructed by Tenant, or used by him for any other purpose than for ingress and egress.

WASHROOMS

3. Toilet rooms, water-closets and other water apparatus shall not be used for any purposes other than those for which they were constructed.

INSURANCE REGULATIONS

4. Tenant shall not do anything in the rooms, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance, or which will conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy on the Building or any part thereof, or with any law, ordinance, rule or regulation affecting the occupancy and use of the rooms, now existing or hereafter enacted or promulgated by any public authority or by the Board of Fire Underwriters.

GENERAL PROHIBITIONS

5.    In order to insure proper use and care of the Premises, Tenant shall not:

      a)    Keep animals or birds in the rooms.

      b)    Use rooms as sleeping apartments.

                               SUBLEASE AGREEMENT

      THIS SUBLEASE ("Sublease") is made this 19th day of May, 1994, by and between OSTEOPATHIC MEDICAL CENTER OF PHILADELPHIA, a Pennsylvania corporation ("Sublessor") and MANUGISTICS, INC., a Delaware corporation ("Sublessee").

                                   BACKGROUND

      A. Sublessor leases certain premises (the "Leased Premises") located in the office building (the "Building") known as One Bala Plaza, and located in Bala Cynwyd, Pennsylvania, pursuant to a lease (the "Prime Lease") dated April 3, 1992 between The Prudential Insurance Company of America ("Lessor") as landlord, and Sublessor as tenant. A true and correct copy of the Prime Lease is attached hereto and made a part hereof as Exhibit "A".

      B. The Leased Premises consists of approximately 22,280 rentable square feet located on the sixth floor of the Building (the "Sixth Floor Space") and approximately 9,492 rentable square feet located on the second floor of the Building (the "Second Floor Space").

      C. Sublessor desires to sublet the Second Floor Space to Sublessee and Sublessee desire to sublease the Second Floor Space from Sublessor under the terms and subject to the conditions hereinafter set forth.

                                      TERMS

      NOW, THEREFORE, for and in consideration of the foregoing Background and the mutual covenants, promises, conditions and agreements herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

      1. Definitions. Those capitalized terms not defined herein shall have the same meanings ascribed to them in the Prime Lease.

      2. Sublease Term. Sublessor hereby leases to Sublessee and Sublessee hereby rents from Sublessor the Second Floor Space for a term (the "Sublease Term") commencing on the date (the "Sublease Commencement Date") Sublessor delivers possession of the Second Floor Space to Sublessee, with Sublessor's Work (as hereafter defined) substantially completed. Subject to delays as set forth in Section 7 hereof, the Second Floor Space shall be delivered to Sublessee, with Sublessor's Work substantially completed, three and one-half months from the first day of the month immediately following the month in which this Sublease has been fully executed. Sublessor shall endeavor to give Sublessee written notice at least seven (7) days in advance of the date Sublessor expects the Second Floor Space to be substantially completed. When the Sublease Commencement Date has been established, Sublessor and Sublessee shall execute and deliver an instrument in form satisfactory to both parties specifying the Sublease Commencement Date. The Sublease Term shall automatically terminate at midnight on June 30, 2002, without the necessity of notice from either party.

      3. Rent.

            (a) Base Rent. Sublessee shall pay to Sublessor as annual base rent ("Base Rent") for the Second Floor Space, in advance, in successive monthly installments on the first (1st) day of each and every calendar month without prior notice or demand, abatement, set-off or deduction whatsoever, the sums set forth on Exhibit "B" attached hereto and made a part hereof. The first monthly installment of Base Rent shall be due and payable upon full execution of this Sublease. In the event the Sublease Term commences on a day other than the first day of a calendar month, Sublessee shall pay to Sublessor a pro rata portion of the monthly installment of Base Rent for such partial month.

            (b) Additional Rent.

                  (i) Operation and Maintenance Costs; Taxes. For purposes hereof, the term "Base Year" shall be defined as calendar year 1994; "Comparison Year" shall be defined as each calendar year (or part thereof) following the Base Year; and "Tenant's Percentage" shall be 30%, which is the ratio that the rentable square feet of the Second Floor Space (i.e. 9,492) bears to the total rentable square feet of the Leased Premises (i.e. 31,772). For each Comparison Year during the Sublease Term, Sublessee shall pay directly to Sublessor prior to the date that the corresponding payment for Operation and Maintenance Costs is due under the Prime Lease, Sublessee's Percentage of (1) any increase in Operation and Maintenance Costs (as defined in the Prime Lease) for the Leased Premises for each Comparison Year over the Operation and Maintenance Costs which were due and payable under the Prime Lease for the Base Year; and (2) any increase in Real Estate Taxes (as defined in the Prime Lease) for the Leased Premises for each Comparison Year over the Real Estate Taxes which were due and payable under the Prime Lease for the Base Year. Sublessor agrees to submit a copy of Lessor's billing statements for Operation and Maintenance Costs and Real Estate Taxes to Sublessee promptly upon receipt of same, but in any event not later than ten (10) days prior to the due date for such payment. Sublessee acknowledges that pursuant to the provisions of Section 5(i) of the Prime Lease, Sublessor has the right to examine Lessor's books and records with respect to Operation and Maintenance Costs within one hundred twenty (120) days following Sublessor's receipt of Lessor's billing statement. Accordingly, Sublessee agrees to notify Sublessor in writing at least thirty (30) days prior to the expiration of said one hundred twenty (120) day period if Sublessee desires to review Lessor's books and records and shall indicate in such notice, the basis of the dispute. Upon receipt of such notification, Sublessor agrees to notify Lessor of such dispute in accordance with the provisions of said Section 5(i). In connection with the review of Lessor's books and records, Sublessor agrees to provide whatever assistance may be reasonably requested by Sublessee (at no cost to Sublessor) and shall, if deemed necessary, conduct the review itself on behalf of both Sublessor and Sublessee, provided Sublessee shall pay all costs associated with such review and shall reimburse Sublessor for any reasonable out-of-pocket costs or expenses incurred by Sublessor. Unless Sublessee notifies Sublessor in accordance with the time periods hereinabove set forth, such statement shall be considered as final and accepted by Sublessee.

                  (ii) Utilities. As part of Sublessor's Work, Sublessor shall install a separate electric meter in the Second Floor Space to monitor Sublessee's usage of the supplemental cooling unit to be installed in the workroom as required by the Lessor. Sublessee agrees to pay directly to Sublessor prior to the date the corresponding payment is due under the Prime Lease, all utility charges or other fees related to such usage.

                  (iii) Other Charges. Sublessee shall pay directly to Sublessor prior to the date the corresponding payment is due under the Prime Lease, Sublessee's Percentage of all other items of additional rent or other sums due under the Prime Lease, except for any late charges or other payments imposed by the Prime Lease which are due by reason of Sublessor's default but which are not attributable to a default on the part of Sublessee. Notwithstanding the foregoing, Sublessee shall be responsible for the full amount of all charges or other payments imposed by the Prime Lease which are due by reason of Sublessee's default under this Sublease.

            (c) Place of Payment. All Base Rent and Additional Rent and/or any other charge herein reserved, included, or agreed to be treated as rent (all Base Rent, Additional Rent and such other charges, are sometimes hereinafter collectively referred to as "Rent") shall be payable at the office of Sublessor, or at such other place as Sublessor may from time to time designate by notice in writing.

      4. Late Charges. In addition to the remedies available to Sublessor in the event of default, if Sublessee shall fail to pay any item of Rent within seven
(7) days after its due date, Sublessee shall pay a late charge in an amount equal to ten percent (10%) of the amount due to cover the extra expense involved in handling delinquent payments. The parties agree that this is not a penalty but is a reasonable estimate of the additional expense Sublessor will incur in the event of Sublessee's late payment.

      5. Use. Sublessee shall use and occupy the Second Floor Space for the purposes permitted under the Prime Lease and for no other purpose. Sublessee shall observe and comply with all Rules and Regulations of the Building.

      6. Application of Prime Lease.

            (a) Sublessee's Obligations. This Sublease is expressly subject and subordinate to all of the terms and conditions of the Prime Lease, and to all amendments, renewals and extensions thereof, and all of the terms, provisions and covenants as contained in the Prime Lease are incorporated herein by reference, except as herein expressly set forth. Sublessee hereby covenants and agrees to observe all of the terms, conditions, covenants imposed upon the Tenant under the Prime

Lease and to perform all of the duties and obligations imposed upon the Tenant thereunder, except with regard to the payment of Base Rent and Additional Rent as set forth herein. To the extent any provision of this Sublease is inconsistent with any provisions of the Prime Lease, this Sublease shall govern except that if the standard for performance is more stringent under either the Prime Lease or this Sublease, the more stringent provisions shall prevail and Sublessee shall be obligated to comply therewith. Sublessee acknowledges that any default by it under this Sublease may constitute a default by Sublessor as Tenant under the Prime Lease, and that Sublessee's liability to Sublessor shall include, but not be limited to, any damages or liabilities arising from Sublessee's default hereunder incurred by Sublessor to Lessor under the Prime Lease.

            (b) No Duty to Render Services. Sublessor is not and shall not be required to render any services or utilities of any kind whatsoever to Sublessee or to perform any obligation of Landlord under the Prime Lease. Sublessor shall not be liable to Sublessee for any default or failure on behalf of the Lessor under the Prime Lease in the performance or nonperformance by the Lessor of any of its covenants and obligations under the Prime Lease.

            (c) Insurance. During the Sublease Term, Sublessee agrees to maintain all insurance as required on the part of the Tenant under the Prime Lease, and shall name as additional insureds, as their interests may appear, both the Lessor and

Sublessor. Prior to the Sublease Commencement Date, Sublessee shall deliver to Sublessor a certificate of insurance evidencing the existence of such insurance. At least thirty (30) days before any insurance policy shall expire, Sublessee shall deliver to Sublessor replacement certificates of insurance.

            (d) Inspections. Sublessor shall have the right to enter the Second Floor Space upon twenty-four (24) hours prior notice to Sublessee for purposes of inspection and for the other purposes for which rights of entry are reserved under the Prime Lease, except that such prior notice shall not be required in the case of emergency.

      7. Tenant Improvements.

            (a) Performance of Sublessor's Work; Allowance. Sublessor has agreed to perform certain leasehold improvement work ("Sublessor's Work") to the Second Floor Space in accordance with the plans (the "Plans") prepared by Space Design, Inc. Sublessee hereby acknowledges its receipt and approval of the Plans. It is understood and agreed that Sublessee's telephone, data and furniture installations shall not be included as part of Sublessor's Work. Sublessor's Work shall be performed using building standard materials, quantities and procedures then in use by Lessor. Sublessor shall pay for a portion of the "Cost of Work" (as defined below) in an amount not to exceed $64,730.00 (the "Allowance"). In the event the Cost of Work exceeds the amount of the Allowance, Sublessee shall pay such excess costs as Additional Rent, promptly when due. Sublessee shall not be entitled to any credit, abatement or payment from Sublessor in the event that the amount of the Allowance exceeds the Cost of the Work. For purposes hereof, the term "Cost of the Work" shall mean and include any and all costs of Sublessor's Work, including, without limitation, the cost of the Plans (not to exceed $3,000.00), all labor (including overtime), all materials constituting Sublessor's Work, and Lessor's supervisory fees charged in connection with Sublessor's Work. It is understood and agreed that, with the exception of Sublessor's Work, Sublessor shall have no obligation to perform any work, repairs, improvements or alterations to the Second Floor Space at the time of letting or at any time thereafter.

            (b) Substantial Completion. Sublessor shall cause Sublessor's Work to be "substantially completed" on or before the anticipated Sublease Commencement Date as specified in Section 2 hereof, subject to delays caused by strikes, lockouts, boycotts or other labor problems, casualties, discontinuance of any utility or other service required for performance of Sublessor's Work or any other matter beyond the control of Sublessor (or beyond the control of Sublessor's contractors or subcontractors). Sublessor's Work shall be deemed to be "substantially completed" for purposes of this Sublease on the date Space Design, Inc. issues a written certificate to Sublessor and Sublessee certifying that the Sublessor's Work has been substantially completed (i.e. completed except for minor punchlist items listed in such architect's certificate), or when Sublessee first takes occupancy of the Second Floor Space, whichever first occurs. In the event Sublessor's Work is not deemed to be substantially completed on or before the anticipated Sublease Commencement Date as specified in Section 2 hereof, (i) Sublessor agrees to use reasonable efforts to complete Sublessor's Work as soon as practicable thereafter, (ii) this Sublease shall remain in full force and effect, and (iii) Sublessor shall not be deemed to be in breach or default of this Sublease as a result thereof and Sublessor shall have no liability to Sublessee as a result of any delay in occupancy (whether for damages, abatement of Base Rent or Additional Rent or otherwise).

      8. Alterations/Repairs.

            (a) Sublessee shall not make any alterations, improvements or additions to the Second Floor Space unless Sublessee strictly adheres to the obligations of Sublessor as Tenant as set forth in Section 9 of the Prime Lease.

            (b) Sublessee shall keep the Second Floor Space in a neat and orderly condition and shall make all repairs to the Second Floor Space required of Sublessor as Tenant as set forth in Section 15 of the Prime Lease.

      9. Assignment or Subletting. Sublessee shall not be permitted to assign this Sublease, mortgage or encumber Sublessee's interest in this Sublease or sublet all or any portion of the Second Floor Space without the prior written consent of Sublessor, which consent may be withheld in Sublessor's sole and absolute discretion.

      10. Default of Sublessee and Remedies of Sublessor. If Sublessee shall at any time be in default in the payment of Rent or of any other sum required to be paid by Sublessee under this Sublease, or in the performance of or compliance with any of the terms, covenants, conditions or provisions of this Sublease or the Prime Lease, or violate the provisions of Section 9 above, or if Sublessee shall be adjudicated as bankrupt, or shall make an assignment for the benefit of creditors, or shall file a bill in equity or otherwise initiate proceedings for the appointment of a receiver of Sublessee's assets, or shall file any proceeding in bankruptcy or for reorganization or an arrangement under any federal or state law, then and in addition to any other rights or remedies Sublessor may have under this Sublease and at law and in equity, shall have the following rights:

            (a) Sublessor shall have the same rights and remedies against Sublessee for default of this Sublease as the Lessor would have against Sublessor as Tenant under the Prime Lease, including without limitation the rights of rental acceleration, Sublease termination, retaking possession and damages.

            (b) If Sublessee shall be in default in the payment of Rent or any other sum required to be paid by Sublessee under this Sublease beyond any applicable grace period, Sublessee shall pay interest on the delinquent amounts at the lesser of the maximum rate permitted by law, if any, or eighteen percent (18%) per annum from the date due to the date paid.

            (c) UPON ANY EVENT OF DEFAULT HEREUNDER WHICH REMAINS UNCURED AFTER THE EXPIRATION OF THE APPLICABLE NOTICE AND CURE PERIOD PROVIDED IN THIS SUBLEASE, SUBLESSEE HEREBY EMPOWERS ANY PROTHONOTARY OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUBLESSEE IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR RENT, OR OTHER CHARGES OR EXPENSES AGREED TO BE PAID BY SUBLESSEE HEREUNDER, AND TO CONFESS JUDGMENT AGAINST SUBLESSEE IN ANY COMPETENT COURT FOR THE RECOVERY OF RENT OR OTHER CHARGES OR EXPENSES; AND IN SUCH SUITS OR ACTIONS TO CONFESS JUDGMENT AGAINST SUBLESSEE FOR ALL OR ANY PART OF THE RENT INCLUDING, AT SUBLESSOR'S OPTION, THE RENT FOR THE ENTIRE UNEXPIRED BALANCE OF THE SUBLEASE TERM, AND ANY OTHER CHARGES, PAYMENTS, COSTS AND EXPENSES RESERVED AS RENT OR AGREED TO BE PAID BY THE SUBLESSEE; AND FOR INTEREST AND COSTS TOGETHER WITH AN ATTORNEY'S COMMISSION EQUAL TO THE GREATER OF $2,000.00 OR FIVE PERCENT (5%) OF THE AMOUNT SO CONFESSED. SAID AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AND AS OFTEN AS ANY SAID RENT OR OTHER CHARGES RESERVED AS RENT OR LIQUIDATED DAMAGES SHALL FALL DUE OR BE IN ARREARS. SUCH POWERS MAY BE EXERCISED AFTER THE EXPIRATION OF THE SUBLEASE TERM.

            (d) IN THE EVENT THAT, AND WHEN THIS SUBLEASE SHALL BE DETERMINED TERM, COVENANT, LIMITATION OR CONDITION BROKEN, AS AFORESAID, DURING THE SUBLEASE TERM, AND ALSO WHEN AND AS SOON AS THE SUBLEASE TERM HEREBY CREATED SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY, AS ATTORNEY FOR SUBLESSEE TO CONFESS

JUDGMENT IN EJECTMENT IN ANY COMPETENT COURT AGAINST SUBLESSEE AND ALL PERSONS CLAIMING UNDER SUBLESSEE FOR THE RECOVERY BY SUBLESSOR OF POSSESSION OF THE SECOND FLOOR SPACE, WITHOUT ANY LIABILITY ON THE PART OF THE SAID ATTORNEY, FOR WHICH THIS SUBLEASE SHALL BE A SUFFICIENT WARRANT; WHEREUPON, IF SUBLESSOR SO DESIRES, A WRIT OF POSSESSION WITH CLAUSES FOR COSTS MAY ISSUE FORTHWITH WITH OR WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE SECOND FLOOR SPACE REMAINS IN OR IS RESTORED TO SUBLESSEE, THE SUBLESSOR SHALL HAVE THE RIGHT IN THE EVENT OF ANY SUBSEQUENT DEFAULT OR DEFAULTS TO CONFESS JUDGMENT IN EJECTMENT AGAINST SUBLESSEE IN THE MANNER AND FORM HEREINBEFORE SET FORTH, TO RECOVER POSSESSION OF THE SECOND FLOOR SPACE FOR SUCH SUBSEQUENT DEFAULT. NO SUCH DETERMINATION OF THIS SUBLEASE NOR RECOVERING POSSESSION OF THE SECOND FLOOR SPACE SHALL DEPRIVE SUBLESSOR OF ANY REMEDIES OR ACTION AGAINST SUBLESSEE FOR RENT OR FOR DAMAGES DUE OR TO BECOME DUE FOR THE BREACH OF ANY CONDITION OR COVENANT; NOR THE RESORT TO ANY WAIVER OF THE RIGHT TO INSIST UPON THE FORFEITURE, AND TO OBTAIN POSSESSION IN THE MANNER PROVIDED HEREIN.

            (e) In any action of ejectment or for Rent in arrears, Sublessor shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment of which facts such affidavit shall be conclusive evidence; and if a true copy of this Sublease is filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

            (f) No waiver by Sublessor of any breach by Sublessee of any of Sublessee's obligation, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement of covenant, nor shall any forbearance by Sublessor to seek a remedy for any breach by Sublessee be a waiver by Sublessor of any rights and remedies with respect to such or any subsequent breach.

            (g) If Sublessee shall be in default in the performance of any of its obligations hereunder, Sublessor may (but shall not be obligated to do so), in addition to any other rights it may have in law or equity, cure such default on behalf of Sublessee. In such event, Sublessee shall reimburse Sublessor upon demand, as additional rent, for any costs incurred by Sublessor in curing said defaults, including without limitation reasonable attorneys' fees from the date Sublessor incurs such costs, along with interest from the date Sublessor cures any such default until the date such sum is paid, at the rate of eighteen percent (18%) per annum.

      11. Grace Period. If Sublessee shall be in default of any of the terms and provisions of this Sublease, and if the Prime Lease shall allow a grace period for cure of a default of a similar type and nature, then Sublessee shall be entitled to a grace period which is five (5) days less than the corresponding grace period in the Prime Lease.

      12. Indemnification of Sublessor and Lessor. Sublessee agrees to indemnify, defend and save Sublessor and Lessor harmless from and against any and all claims by or on behalf of any persons, firms or corporations arising from the occupancy, conduct, operation or management of the Second Floor Space or from any work or thing whatsoever done or not done in and on the Second Floor Space, or arising from any breach or default on the part of Sublessee in the performance of any covenant or agreement on the part of Sublessee to be performed pursuant to the terms of this Sublease, or under the law, or arising from any act, neglect or negligence of Sublessee, or any of its agents, contractors, subtenants, servants, employees, or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm, corporation or property occurring during the term of this Sublease, in or about the Second Floor Space, and from and against all costs, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon (including without limitation the fees of attorneys, investigators and experts).

      13. Notices. All notices, requests and demands to be given hereunder shall be in writing, sent by (i) certified mail, return receipt requested, postage prepaid; or (ii) recognized overnight courier service; or (iii) by telecopy, to Sublessor and Sublessee at the addresses set forth below:

       If to Sublessor:       Osteopathic Medical Center of
                              Philadelphia
                              One Bala Plaza
                              Suite 600
                              Bala Cynwyd, PA 19004
                              Attention: Mr. Lewis H. Abel, C.P.A.,
                                         Chief Operating Officer

       If to Sublessee:       Manugistics, Inc.
                              2115 East Jefferson Street
                              Rockville, Maryland 20852
                              Attention: Legal Department

      After the Sublease Commencement Date, all notices to Sublessee may be sent as aforesaid to the address of the Second Floor Space. Either party, by notice similarly given, may change the person and/or address to which future notices shall be sent.

      14. Surrender. At the expiration or earlier termination of this Sublease, Sublessee covenants that it will peaceably and quietly leave and surrender the Second Floor Space, and will leave the Second Floor Space in broom clean condition and in the same condition as Sublessee is required to maintain the same during the term of this Sublease.

      15. Sublessor's Property. It is understood and agreed that this Sublease shall not include any of Sublessor's furniture, equipment, storage racks, phone systems, modular work stations, trade fixtures or any other items of personality or belongings of Sublessor currently installed or located in the Second Floor Space, all of which shall be removed by Sublessor at its expense prior to the Sublease Commencement Date.

      16. Rights of First Offer. Pursuant to the provisions of Section 48 of the Prime Lease, Sublessor has been granted a right of first offer to lease the following additional space located on the second floor of the Building: (a) Suite 208 (containing 1768 rentable square feet; (b) Suite 209 (containing 353 rentable square feet); and (c) Suite 211 (containing 718 rentable square feet) (said additional space is hereinafter collectively known as the "First Offer Space"). In the event that any portion of the First Offer Space is offered to Sublessor, Sublessor agrees that it shall not exercise its rights to lease such space, but instead shall notify Sublessee promptly upon receipt of Lessor's offer so as to afford Sublessee the opportunity to lease such additional space directly from Lessor. Any lease of such additional space shall be a direct lease between Lessor and Sublessee, and it is understood and agreed that Sublessor shall have no obligation whatsoever in connection therewith. Sublessee acknowledges and understands that if Sublessee desires to lease such additional space upon the terms contained in Lessor's offer, Sublessee must notify Lessor of same within twenty (20) days following the date Sublessor received the offer from Lessor, and to otherwise comply with the requirements of Section 48 of the Prime Lease. Sublessee further acknowledges and understands that even if such notice by Sublessee is timely given, Lessor may have no contractual or legal obligation to lease such additional space to Sublessee. Sublessee's obligations and liability under this Sublease shall not in any way be affected by virtue of Lessor's decision, if any, not to lease such additional space to Sublessee.

      17. Signage. Sublessor shall, at its expense, cause Lessor to install standard suite entrance signage for the Second Floor Space and to add Sublessee to the directory of tenants for the Building.

      18. Fire or Other Casualty/Waiver of Subrogation. Sublessor and Sublessee hereby releases the other and all persons claiming under it, and Sublessee hereby also releases Lessor, to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, or any other insured casualty, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under it, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as releasor's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect said policies or the right of releasor to recover thereunder. Sublessor and Sublessee each agrees that its fire and extended coverage and other insurance policies will include such a clause (Sublessee's policies to include such clause releasing both Sublessor and Lessor) so long as the same is obtainable and is includable without extra cost, or if extra cost is chargeable therefor, so long as the other party pays such extra cost. If extra cost is chargeable therefor, each party will advise the other thereof and the amount thereof, and the other party, at its election, may pay the same but shall not be obligated to do so.

Sublessor shall not be obligated to pay the extra cost for such a clause in Sublessee's policy in favor of Lessor, but Lessor may elect to pay the same.

      19. Brokers. The parties recognize Grubb & Ellis Company as the broker who procured this Sublease and agree that Sublessor shall be solely responsible for the payment of all brokerage commissions to said broker, and that Sublessee shall have no responsibility for such commission. If Sublessee has dealt with any other person or real estate broker in respect to the leasing, subleasing or renting space in the Building, Sublessee shall be solely responsible for the payment of any fee due said person or firm and Sublessee shall protect, indemnify, hold harmless and defend Sublessor from any cost, expense or liability (including attorneys' fees and costs) in respect thereto.

      20. Waiver. It is understood and agreed by and among Sublessor and Sublessee that each of them hereby waives trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matters whatsoever arising out of or in any way connected with this Sublease or the use or occupancy of the Second Floor Space, or otherwise. It is further agreed by and between the parties hereto that in the event Sublessor commences any summary proceedings for non-payment of Rent, Sublessee will not interpose any counterclaim of whatever nature or description in any such proceeding.

      21. Entire Agreement. This Sublease together with the Prime Lease and all exhibits hereto and thereto contains the entire agreement between the parties hereto and there are no collateral agreements or understandings. This Sublease shall not be modified in any manner except by an instrument in writing executed by both Sublessor and Sublessee.

      22. Successors and Assigns. Subject to the provisions of Section 9 above, this Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      23. Governing Law. This Sublease shall be governed and construed in accordance with the substantive laws (without reference to choice of laws rules) of the Commonwealth of Pennsylvania.

      24. Time. Time is of the essence in this Sublease and with regard to all provisions herein contained.

      25. Severability. If any provision hereof shall be found to be illegal, void or unenforceable, this Sublease shall be construed as if said provisions were not herein contained, so as to give full force and effect, as nearly as possible, to the original intent of the parties hereto.

      26. Relationship. Nothing herein contained shall be deemed to create any partnership or joint venture between the parties hereto, and the relationship of the parties shall be solely that of Sublessor and Sublessee.

      27. Lessor's Approval. This Sublease is contingent upon the prior written approval of Lessor.

      IN WITNESS WHEREOF, the parties have executed this Sublease as of the date and year first above written.

                                     SUBLESSOR:

                                     OSTEOPATHIC MEDICAL CENTER OF
                                     PENNSYLVANIA, a Pennsylvania corporation

                                     By: /s/ Lewis H. Abel
                                        ----------------------------------------
                                        Lewis H. Abel, Vice
                                        President and Chief
                                        Operating Officer


                                     SUBLESSEE:

                                     MANUGISTICS, INC., a Delaware
                                     corporation

                                     By: /s/ William Kaluza
                                        ----------------------------------------
                                        William Kaluza
                                          SENIOR VICE PRESIDENT & CFO

                                   EXHIBIT "B"

                                  Rent Schedule

                              Annual            Monthly          Base Rent
Period                        Base Rent         Base Rent        Per Square Foot
------                        ---------         ---------        ---------------
The Sublease
Commencement Date
through June 30,
1998                          $149,499.00       $ 12,458.25         $ 15.75

July 1, 1998
through June 30,
2000                          $163,737.00       $ 13,644.75         $ 17.25

July 1, 2000
through June 30,
2002                          $177,975.00       $ 14,831.25         $ 18.75

                                  EXHIBIT "B"

ONE BALA PLAZA                                                 DEMISED AREA PLAN
--------------------------------------------------------------------------------
                                                                    SECOND FLOOR

                               [GRAPHIC OMITTED]

                               CONSENT OF LANDLORD
                            TO SUBLEASE AND AGREEMENT

      The Prudential Insurance Company of America, a New Jersey corporation ("Prudential") entered into a certain Lease (the "Lease"), dated November 14, 1996, with Manugistics, Inc., a Delaware corporation ("Sublessor"), pursuant to which Prudential leased to Sublessor the premises known as Suite 208 (the "Premises"), containing approximately 2,812 rentable square feet of space, in the building known as One Bala Plaza (the "Building") located on land in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property") as more particularly described in the Lease.

      Bala Plaza, Inc., a Delaware corporation ("Landlord"), thereafter succeeded to the right, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Lease was assigned to Landlord.

      Sublessor now desires to sublease the Premises to Philadelphia Consolidated Holding Corp., a Pennsylvania corporation ("Subtenant"), pursuant to a certain Agreement of Sublease (the "Sublease"). Sublessor and Subtenant have requested Landlord's consent to the Sublease, and, subject to the terms and conditions set forth herein, Landlord is willing to grant such consent. (Sublessor also desires to sub-sublease certain premises adjoining the Premises to Subtenant, which premises are more fully described in that certain Sublease, dated May 19, 1994, between Osteopathic Medical Center of Philadelphia, as sublessor, and Sublessor, as subtenant, and Sublessor and Subtenant are contemporaneously seeking Landlord's consent thereto. Such sub-sublease shall be referred to herein as the "Sub-Sublease.")

      Landlord hereby consents to the execution by Sublessor and Subtenant of the Sublease attached hereto as Exhibit "A", and to use of the Premises for general and administrative office purposes, upon the following terms, covenants, and conditions to which all parties hereto agree to be bound:

      1. Upon the execution by Sublessor and Subtenant of the Sublease, Sublessor shall deliver to Landlord a true copy of it. The parties hereto acknowledge that the Sublease is subject to and subordinate to all provisions of the Lease. Except to the extent set forth in Sections 3 and 11 below, nothing therein shall be deemed a waiver of any of the terms of the Lease.

      2. The entry into the Sublease shall in no way be deemed to have waived or modified Sublessor's obligation to perform all of the terms, covenants and conditions of the Lease required to be performed by Sublessor, including without limitation the obligation of Sublessor to pay rent thereunder. Nothing in the Sublease shall in any way whatsoever expand the liability or obligations of Landlord, whether to Sublessor, Subtenant or any other person or entity.

      3. Any termination of the Lease for any cause whatever shall automatically terminate the Sublease and all of Subtenant's rights thereunder; provided, however, that Landlord shall provide copies to Subtenant of any default notices delivered by Landlord to Sublessor pertaining to the Lease and shall permit Subtenant to cure Sublessor's default provided such cure is accomplished on or before the date which is two (2) business days after the expiration of any cure period provided to Sublessor under the Lease (or, in the event there is no such cure period, on or before the date which is two (2) business days after the date of Landlord's default notice); provided further, however, that in the event of any such termination Landlord shall recognize the rights of Subtenant under that certain Second Amendment to Lease (the "Amendment"), dated of even date herewith, between Landlord, as landlord, and Subtenant, as tenant, pursuant to which the Premises will be added to, and become a part of, certain premises leased by Subtenant directly from Landlord (under that certain lease, dated as of August, 1995). In the event Landlord, for the account of Sublessor, takes possession of the Premises without terminating the Lease following a default by Sublessor thereunder and requires Subtenant to pay rent due under the Sublease directly to Landlord (as more particularly set forth in Section 9 below), (i) Landlord shall not be liable for any prepaid rents nor any security deposits paid by Subtenant, (ii) Landlord shall not be subject to any offsets or defenses that Subtenant might have against Sublessor, (iii) Landlord shall not be liable for any concessions or allowances that Sublessor has agreed to grant or give,
(iv) Landlord shall not be liable for any other defaults of Sublessor under the Sublease, and (v) Subtenant shall attorn to Landlord upon Landlord's request.

      In the event Subtenant cures a default of Sublessor in accordance with the preceding paragraph, such cure shall not constitute a waiver of such default, and Subtenant shall be subrogated to all rights and remedies which Landlord has or may have under the Lease.

      4. Except as set forth in Section 3 above, Subtenant shall have no rights against Landlord by reason of this Consent and Agreement, and all of Subtenant's rights and liabilities shall derive from the terms of the Sublease or Amendment, as applicable.

      5. This Consent and Agreement shall not be deemed an expressed or implied affirmation or representation of any factual statements or recitations contained in the Sublease, whether relating to the Lease or otherwise, it being understood that Subtenant is fully responsible for reviewing and familiarizing itself with all of the terms and conditions of the Lease.

      6. The Sublease may not be assigned or amended, nor may the Premises be further subleased, without the consent of Landlord. This Consent and Agreement shall not constitute a waiver of the provisions of the Lease regarding assignment and subletting without the prior written consent of Landlord, and Landlord reserves the right to withhold its consent to any future sublease or assignment in accordance with such provisions.

      7. Under no circumstances may Sublessor require Subtenant or, except as set forth in Section 3 above, may Subtenant on its own, perform its obligations under the Sublease directly to Landlord, including without limitation paying any rent due under the Sublease directly to

Landlord, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Notwithstanding the foregoing, (i) Subtenant shall pay directly to Landlord any charges incurred by or imposed upon Subtenant for services rendered or materials supplied to the Premises (excluding charges for additional rent due under Article 5 of the Lease), (ii) Subtenant shall be liable, jointly and severally with Sublessor, for all charges accruing on and after the Commencement Date (as defined in the Sublease) imposed in connection with the services described in Article 5 of the Lease (and which Landlord may require Subtenant to pay directly to Landlord pursuant to Section 9 below), and (iii) except as set forth in Section 3 above, the acceptance by Landlord of payment for the charges described in clause (i) or
(ii) (or any other payment) from Subtenant, or from anyone else liable under the Lease, shall not be deemed a waiver by Landlord of any provisions of the Lease or this Consent and Agreement.

      8. Subject to the provisions of this Section, Sublessor hereby assigns and transfers to Landlord Sublessor's interest in all rentals and income arising from the Sublease. Landlord, by executing this document, agrees that until a default shall occur in the performance of Sublessor's obligations under the Lease, Sublessor may receive, collect and enjoy the rents accruing under the Sublease (except to the extent Landlord is entitled to a portion thereof under the terms of the Lease). However, if Sublessor defaults under the Lease, then Landlord may, at its option, receive and collect, directly from Subtenant, all rent owing and to be owed under the Sublease. Landlord shall not by reason of this assignment of the rentals and income arising from the Sublease, nor by reason of the collection of the rents from Subtenant be deemed liable to Subtenant for any failure of Sublessor to perform and comply with any obligations of Sublessor under the Sublease.

      9. Sublessor hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Sublessor's obligations under the Lease, to pay to Landlord the rents due and to become due under the Sublease. (Landlord acknowledges that it shall not deliver such statement and request if Subtenant cures Sublessor's default within the two (2) business day period described in Section 3 above.) Sublessor agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay such rents to Landlord without any obligation or rights to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary, and Sublessor shall have no right or claim against Subtenant for any such rents so paid by Subtenant. In the event Subtenant does elect to cure a default by Sublessor under the Lease involving the payment of rent, Sublessor agrees that the payment of rent due under the Lease to Landlord shall discharge Subtenant's obligation to pay rent under the Sublease to Sublessor as if the notice from Landlord contemplated by this Section 9 had been given (unless it is subsequently determined that such rent was not due to Landlord).

      10. Sublessor's obligation to indemnify and hold Landlord harmless as set forth in Section 16 of the Lease shall include indemnification from any damages, claims, fines, penalties, costs or expenses arising from or in connection with the use and occupancy of the Premises, or any portion thereof, by Subtenant, its agents, employees or contractors.

      11. Except for any telecommunications lines or computer cabling presently existing in the Premises, which Subtenant shall be obligated to remove if Landlord so requires in accordance with the Lease, Landlord hereby agrees that as of the date hereof there are no existing alterations to the Premises that must be removed upon the expiration of the Sublease. With respect to any future alterations, Sublessor authorizes Landlord to approve, on behalf of Sublessor, any alterations to the Premises proposed by Subtenant. In the event Landlord gives such approval (which shall be governed by the applicable provisions of the Lease), then Sublessor shall be deemed to have approved such alterations as well, so long as they are typical office space alterations. Notwithstanding any such approval, Subtenant shall be obligated to remove the same if Landlord so requires in accordance with the Lease.

      12. To the extent there are any conflicts between the terms of the Sublease and this Consent and Agreement, the terms of this Consent and Agreement shall control.

      13. Sublessor shall be liable for all costs and expenses incurred by Landlord in connection with the Sublease, including without limitation the reasonable legal fees and administrative expenses incurred in connection with this Consent and Agreement, which costs and expenses are equal to $3,750.

      14. Copies of all notices to be given by Sublessor and Subtenant under the Sublease shall be provided to Landlord via United States mail or via a nationally recognized overnight courier (such as Federal Express) at the following address:

                  Bala Plaza, Inc.
                  c/o Tower Realty Management Corporation
                  255 Shoreline Drive, Suite 600
                  Redwood City, California 94065
                  Attention: Bala Plaza Asset Manager

             With a copy to:

                  Tower Realty Management Corporation
                  One Bala Plaza
                  Suite 501
                  Bala Cynwyd, PA 19004
                  Attention: Property Manager

or to such other person at such other address designated by notice sent to Sublessor and Subtenant. Notices delivered by overnight courier shall be deemed given upon receipt. Mailed notices shall be sent by United States certified or registered mail, postage prepaid, return receipt requested. Such notice shall be deemed to have been given three (3) business days after posting in the United States mail.

      Landlord shall provide to Subtenant copies of all notices given by Landlord to Sublessor under the Lease at the address set forth in the Sublease or such other address designated by notice sent to Landlord by Subtenant.

      15. Sublessor shall indemnify and hold Landlord harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or finder in connection with the sublease of the Premises.

      16. Landlord, Sublessor and Subtenant agree that, notwithstanding any provision of this Consent and Agreement to the contrary, all rights and obligations of each of them hereunder, and Landlord's consent to the Sublease, are contingent upon (a) the execution and delivery by Sublessor and Subtenant of the Sub-Sublease, (b) the execution and delivery by Landlord, Osteopathic Medical Center of Philadelphia, Sublessor and Subtenant of the Consent and Agreement related thereto, and (c) the execution and delivery by Landlord and Subtenant of the Amendment. Six duplicate originals of each such document shall be executed by all parties other than Landlord and delivered to Landlord (but shall not be binding upon Landlord until executed and returned). Upon Landlord's execution of same, Landlord shall arrange for delivery thereof and confirm in writing that the contingency set forth in this Section 16 has been satisfied.

       IN WITNESS WHEREOF, Landlord, Sublessor and Subtenant have executed this Consent and Agreement as of the 6th day of July, 1998.

                                     Landlord:

                                     BALA PLAZA, INC.

                                     By: /s/ Joe Grubb
                                         ---------------------------------------
                                         Name: Joe Grubb
                                         Title: Its Authorized Signatory

(Corporate Seal)

                                     Attest: /s/ Tim Cahill
                                         ---------------------------------------
                                         Name: Tim Cahill
                                         Title: Its Authorized Signatory


                                     Sublessor:

                                     MANUGISTICS, INC.

                                     By: /s/ Kenneth S. Thompson
                                         ---------------------------------------
                                         Name:  Kenneth S. Thompson
                                         Title: Executive Vice President

(Corporate Seal)

                                     Attest: /s/ Peter Q. Repetti
                                         ---------------------------------------
                                         Name:  Peter Q. Repetti
                                         Title: Sr. Vice President, CFO

                                     Subtenant:

                                     PHILADELPHIA CONSOLIDATED
                                     HOLDINGS CORP.

                                     By: /s/ Jack T. Carballo
                                         ---------------------------------------
                                         Name:  Jack T. Carballo
                                         Title: Vice President

(Corporate Seal)

                                     Attest: /s/ Christine Kleppe
                                         ---------------------------------------
                                         Name:  Christine Kleppe
                                         Title: Administrative Assistant

                                    EXHIBIT A

                              AGREEMENT OF SUBLEASE

      This Agreement of Sublease ("Agreement") is made this ____ day of June, 1998, by and between MANUGISTICS, INC. ("Sublessor"), a Delaware corporation and PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation ("Subtenant").

                                   BACKGROUND

      A. By that certain Lease dated November 14, 1996 (the "Lease"), a copy of which is attached hereto as Exhibit "A", between The Prudential Insurance Company of America, a New Jersey corporation ("Prudential"), as landlord, and Sublessor, as tenant, Sublessor leased from Prudential the premises known as Suite 208 (the "Premises"), containing approximately 2,812 rentable square feet of space, in the building known as One Bala Plaza (the "Building") located on land in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property"), as more particularly described in the Lease, at the rental and upon the terms and conditions set forth in the Lease. Bala Plaza, Inc., a Delaware corporation ("Landlord"), thereafter succeeded to the right, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Lease was assigned to Landlord.

      B. Sublessor desires to sublease the Premises to Subtenant, upon the terms and conditions set forth herein. The Premises is substantially shown on Exhibit "B" attached hereto.

      C. Sublessor also desires to sub-sublease certain premises adjoining the Premises to Subtenant, which premises are more fully described in that certain Sublease, dated May 19, 1994, between Osteopathic Medical Center of Philadelphia, as sublessor, and Sublessor, as subtenant, and Sublessor and Subtenant are contemporaneously seeking Landlord's consent thereto. Such sub-sublease shall be referred to herein as the "Sub-Sublease."

      D. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings established in the Lease.

      NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto, intending to be legally bound hereby, do covenant and agree as follows:

      1. Premises. Sublessor hereby leases to Subtenant, and Subtenant hereby subleases from Sublessor, the Premises, for the period commencing July 1, 1998 ("Commencement Date") and ending on June 30, 2002 ("Expiration Date") upon the terms and conditions set forth herein and at all times subject to the Lease. The "Rent Commencement Date" shall be August 1, 1998. Subtenant, for the benefit of Sublessor and Landlord, hereby agrees that the Lease (other than Section 45 thereof) is incorporated herein by reference, and Subtenant agrees further to be bound by all of the terms, covenants and conditions on the part of "Tenant" to be done, performed and observed under the Lease; provided, however, that (i) nothing herein shall bind Subtenant to the obligations of Sublessor under the Lease with respect to the amount of rent and additional rent (which amounts shall be as set forth in Sections 2 and 3 hereof and shall be paid by Subtenant to Sublessor), and (ii) if Landlord approves any of Subtenant's proposed alterations to the Premises, then Sublessor shall be deemed to have approved such alterations, so long as they are typical office space alterations (but Subtenant shall be obligated to remove the same if Landlord so requires in accordance with the Lease).

      This Agreement is contingent upon obtaining the prior written consent of Landlord. If such consent is not obtained by July 15, 1998, this Agreement shall be null and void.

      Sublessor shall deliver possession of the Premises to Subtenant, and Subtenant shall accept possession of the Premises, in its "as is" condition, without requiring any alterations, improvements or decorations to be made by Sublessor or at Sublessor's expense; provided, however, that Sublessor shall remove all existing workstations and any other furniture or equipment located at the Premises.

       2. Rent. Commencing on the Rent Commencement Date, Subtenant shall pay Sublessor base rent ("Base Rent") as follows:
                                                      ANNUAL BASE RENT
                                     MONTHLY BASE    PER RENTABLE SQUARE
PERIOD                                   RENT               FOOT
------                                   ----               ----
August 1, 1998 to and                 $4,335.17         $   18.50
including June 30, 1999

July 1, 1999 to and including         $4,452.33         $   19.00
June 30, 2000

July 1, 2000 to and including         $4,569.50         $   19.50
June 30, 2001

July 1, 2001 to and including         $4,686.67         $   20.00
June 29, 2002

      Monthly Base Rent shall be payable in advance, on the first day of each month during said term, to Sublessor, at 2115 East Jefferson Street, Rockville, Maryland 20852, Attention: _______________; or such other place as Sublessor may designate, without any set off, counterclaim or deduction whatsoever, except that Subtenant shall pay the first monthly installment within three (3) business days after Landlord's approval of this Sublease.

      If the obligation of Subtenant to pay rent hereunder begins on a day other than on the first day of a calendar month, rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of the monthly installment for each day payable in advance.

      3. Additional Rent. Commencing on the Commencement Date, Subtenant shall pay to Sublessor, as additional rent hereunder, one hundred percent (100%) of all additional rent obligations of Sublessor pursuant to Article 5 of the Lease in accordance with the terms thereof (and Sublessor shall forthwith pay the same to Landlord); provided, however, that the Base Year for determining such additional rent shall be calendar year 1998.

      4. Overdue Interest. If Subtenant fails to pay any installment of rent or additional rent under Sections 2 and 3 of this Agreement, respectively, and such failure continues for a period of five (5) days after it is due and payable, Subtenant shall pay Sublessor interest at the rate of eighteen percent (18%) per annum or, if same is usurious, the highest legal rate (as applicable, the "Default Rate").

      5. Use. Subtenant shall use and occupy the Premises as general and administrative offices and for no other purposes. Subtenant shall comply with all applicable laws (as more particularly set forth in Section 30 of the Lease). Subtenant, at its expense, shall maintain and repair the Premises and the fixtures and equipment therein or appurtenant thereto in first class condition and repair, will suffer no waste or injury thereto, and at the expiration or other termination of this Agreement, Subtenant shall surrender the Premises broom clean and in the same order and condition as on the Commencement Date, excepting (i) ordinary wear and tear, (ii) casualty not required to be insured by Subtenant, (iii) condemnation, and (iv) alterations which Subtenant is not required by Landlord to remove.

      6. Assignment and Sublease. Subtenant agrees not to assign, mortgage, pledge or otherwise encumber this Agreement, nor to sublet the Premises or any part thereof, without in each instance obtaining the prior written consent of Landlord and Sublessor. Notwithstanding the foregoing, without the consent of Landlord or Sublessor but upon notice to both, Subtenant may assign this Agreement to its parent, affiliate or subsidiary, or to a corporation which is a successor to Subtenant by merger or consolidation or by acquisition of all or substantially all of the assets or stock of Subtenant, provided that (i) the assignment also covers all of Subtenant's rights, titles and interests in, to and under each of (A) the Sub-Sublease and (B) that certain lease (the "Philadelphia Insurance Lease"), dated as of August, 1995, between Landlord, as landlord, and Subtenant, as tenant, pursuant to which certain premises are leased by Subtenant directly from Landlord (and the sublease and consent referenced in Article 49 thereof), (ii) the assignee assumes, in full, the obligations of Subtenant under the Sub-Sublease and the Philadelphia Insurance Lease (and the sublease and consent referenced in Article 49 thereof), and (iii) such assignment shall be under and subject to the terms of this Agreement, the Sub-Sublease and the Philadelphia Insurance Lease (and the sublease and consent referenced in Article 49 thereof), as applicable, and shall not relieve Subtenant of any of its obligations under this Agreement, the Sub-Sublease and the Philadelphia Insurance Lease (and the sublease and consent referenced in Article 49 thereof).

      7. Services. Notwithstanding anything in this Agreement to the contrary, Subtenant agrees that Sublessor shall not be obligated to furnish for Subtenant any services of any nature whatsoever, including, without limitation, the furnishing of heat, electrical energy, air conditioning, elevator service, cleaning, window washing, or rubbish removal services. Subtenant, however, shall be entitled to enjoy such services to the extent they are provided by Landlord pursuant to the terms of the Lease.

      8. Insurance.

            a. Subtenant shall maintain at its expense during the term of this Sublease with respect to the Premises and Subtenant's use thereof and of the
Property:

                  (1) Worker's Compensation Insurance in the amounts required by statute, and Employer Liability Insurance in at least the following amounts: (a) Bodily Injury by Accident - $500,000 per accident, (b) Bodily Injury by Disease
- $500,000 per employee, and (c) Aggregate Limit - $500,000 per policy year.

                  (2) Property Damage Insurance for the protection of Subtenant and Sublessor, as their interests may appear, covering any alterations or improvements in excess of those contemplated by Section 2(b) above, Subtenant's personal property, business records, fixtures and equipment, and other insurable risks in amounts not less than the full insurable replacement cost of such property and full insurable value of such other interests of Subtenant, with coverage at least as broad as the most recent editions published by Insurance Services Office, Inc. or any successor organization ("ISO"), of: (a) Building and Personal Property Coverage Form (CP0010), (b) Causes of Special Loss Form (CP1030), and (c) Sprinkler Leakage - Earthquake Extension (CP1039).

                  (3) Liability insurance as follows: (I) Commercial General Liability Insurance ("CGL") at least as broad as the most recent ISO edition of Commercial General Liability Coverage Form (CGOOO1) with limits of at least the following amounts: (a) Death or Bodily Injury - $1,000,000, (b) Property Damage or Destruction (including loss of use thereof) - $1,000,000, (c) Products/Completed Operations - $1,000,000, (d) Personal or Advertising injury - $1,000,000, (e) Each Occurrence Limit - $1,000,000, and (f) General Aggregate Limit - $2,000,000 per policy year, and (II) Umbrella Liability Insurance with a limit of at least $15,000,000 (which may be carried in one or more policies). Such CGL and Umbrella policies shall include endorsements: (1) for contractual liability covering Subtenant's indemnity obligations under this Lease, and (2) adding Sublessor, Landlord, the management company for the Property, and any other parties reasonably designated by Sublessor, as Additional Insureds, on a form at least as broad as the most recent edition of Additional Insured - Manager or Lessor of Premises Endorsement Form (CG2O11) published by ISO.

            b. Upon the request of Sublessor from time to time during the term of this Sublease, Subtenant shall provide Sublessor with certificates evidencing the coverage required hereunder. Such certificates shall: (i) be on ACORD Form 27 or such other form approved or required by Sublessor, (ii) state that such insurance coverage may not be changed, canceled or non-renewed without at least thirty (30) days' prior written notice to Sublessor, and (iii) include, as attachments, duplicate originals or copies of the Additional Insured endorsements to Subtenant's CGL policy required above (once the same are provided to Tenant). Subtenant shall provide renewal certificates to Sublessor at least thirty (30) days prior to expiration of such policies. Except as expressly provided to the contrary herein, coverage hereunder shall apply to events occurring during the policy year regardless of when a claim is made. Sublessor may periodically require that Subtenant reasonably increase or expand the aforementioned coverage. Except as provided to the contrary herein, any insurance carried by Sublessor or Subtenant shall be for the sole benefit of the party carrying such insurance. If Subtenant obtains insurance under "blanket policies," Subtenant shall obtain an endorsement providing that the insurance limits required hereunder are not subject to reduction or impairment by claims or losses at other locations. Subtenant's insurance policies shall be primary to all policies of Sublessor and any other Additional Insureds (whose policies shall be deemed excess and non-contributory). All insurance required hereunder shall be provided by responsible insurers licensed in the Commonwealth of Pennsylvania, and shall have a general policy holder's rating of at least A and a financial rating of at least IX in the then current edition of Best's Insurance Reports. The parties mutually hereby waive all rights and claims against each other for all losses covered by their respective insurance policies, and waive all rights of subrogation of their respective insurers. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder. Sublessor disclaims any representation as to whether the foregoing coverages will be adequate to protect Subtenant, and Subtenant agrees to carry such additional coverage as may be necessary or appropriate.

      9. Hold Harmless. Neither Sublessor nor Subtenant shall do or cause to be done, or suffer or permit any act or thing to be done, which may cause the Lease to be canceled, terminated, forfeited or prejudiced or which may make the other party liable for any damages, claims, fines, penalties, costs or expenses thereunder. Each of the Sublessor and Subtenant shall indemnify and save harmless the other from all suits, actions, judgments, damages, claims, liabilities, awards, losses, fines penalties, costs, charges and expenses, including attorneys fees, that either may sustain by reason of the other's failure to perform the terms of this Agreement or the Lease or by reason of the breach by the other of any of the terms, covenants or conditions of this Agreement or the Lease except those arising out of the negligent acts or omissions of the party being indemnified.

      Without limiting the generality of the preceding paragraph, Sublessor agrees that, in the event Sublessor defaults under the Lease (beyond any applicable notice and cure period) and Subtenant cures such default by performing Sublessor's obligation directly to Landlord, Subtenant's damages shall include, without limitation, all sums paid by Subtenant in effectuating such cure, together with interest at the Default Rate (unless it is subsequently determined that such sums were not due to Landlord). Likewise, in the event the Lease is terminated in accordance with the terms thereof, Subtenant's damages shall include, without limitation, all sums paid by Subtenant in excess of those due and owing under the Sublease (specifically including rent), together with interest at the Default Rate (unless it is subsequently determined that such sums were not due to Landlord).

      10. Defaults. The provisions of the Lease relating to defaults and remedies (including without limitation the applicable notice and/or cure periods) are incorporated herein by reference as a separate paragraph of this Agreement and, for purposes of determining the parties defaults and remedies hereunder, said provisions shall apply between Sublessor and Subtenant reading "Landlord" to mean Sublessor and "Tenant" to mean Subtenant.

      11. Security Deposit. Simultaneously with the execution of this Agreement by Subtenant, Subtenant shall deposit with Sublessor the sum of Four Thousand Three Hundred Thirty-Five and 17/100ths Dollars ($4,335.17) (the "Security Deposit") to be held by Sublessor without interest payable to Subtenant. The Security Deposit shall be security for the payment and performance by Subtenant of all Subtenant's obligations, covenants, conditions and agreement sunder this Agreement. In the event of any default by Subtenant hereunder, Sublessor shall have the right, but shall not be obligated, to apply all or any portion of the Security Deposit to cure such default, in which event Subtenant shall be obligated to promptly deposit with Sublessor that portion of the Security Deposit used to cure such default. So long as Subtenant is not in default hereunder, Sublessor shall return any unused portion of the Security Deposit to Subtenant within thirty (30) days after expiration of the term of this Agreement.

      12. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the parties hereto and may not be modified except by an instrument in writing signed by the parties hereto.

      13. Notices. Whenever it shall be necessary or desirable for either party to this Agreement to serve any notice or demand on the other party, such notice or demand shall be served by certified mail, return receipt requested, or by overnight courier (such as Federal Express), next day delivery, at the addresses set forth above or at such other address as shall be designated by the parties in accordance with this Section. Each party shall provide to the other copies of all notices received by each from Landlord.

      14. Amendments. No amendments shall be made to this Agreement without the prior written approval of Landlord in accordance with the terms of the Lease.

      15. Brokers. Subtenant represents to Sublessor that, other than EBI Commercial and Grubb & Ellis (collectively, "Brokers"), Subtenant has not dealt with any broker, finder or agent in connection with the Premises or the negotiation and execution of this Sublease. Subtenant shall indemnify and hold Sublessor harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker, finder or claiming by, through or under Subtenant. Sublessor represents to Subtenant that, other than Brokers, Sublessor has not dealt with any broker, finder or agent in connection with the Premises or the negotiation and execution of this Sublease. Sublessor shall be responsible for all commissions or other compensation owing to Brokers pursuant to separate agreements and shall indemnify and hold Subtenant harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker, finder or agent claiming by, through or under Sublessor, including without limitation Brokers.

      IN WITNESS WHEREOF, Sublessor and Subtenant have executed this Agreement of Sublease as of the date first above written.

                                     Sublessor:

                                     MANUGISTICS, INC., a Delaware
                                     corporation

                                     By:
                                        ----------------------------------------
                                            Name:
                                            Title:

(Corporate Seal)

                                     Attest:
                                            ------------------------------------
                                            Name:
                                            Title:

                                     Subtenant:

                                     PHILADELPHIA CONSOLIDATED HOLDING CORP., a
                                     Pennsylvania corporation

                                     By:
                                        ----------------------------------------
                                            Name:
                                            Title:

(Corporate Seal)

                                     Attest:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   EXHIBIT "A"

                             [Attach Copy of Lease]

                                   EXHIBIT "B"

                            [Attach Plan of Premises]

                              AGREEMENT OF SUBLEASE

      This Agreement of Sublease ("Agreement") is made this 6th day of July, 1998 by and between MANUGISTICS, INC. ("Sublessor"), a Delaware corporation and PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation ("Subtenant").

                                   BACKGROUND

      A. By that certain Lease dated November 14, 1996 (the "Lease"), a copy of which is attached hereto as Exhibit "A", between The Prudential Insurance Company of America, a New Jersey corporation ("Prudential"), as landlord, and Sublessor, as tenant, Sublessor leased from Prudential the premises known as Suite 208 (the "Premises"), containing approximately 2,812 rentable square feet of space, in the building known as One Bala Plaza (the "Building") located on land in Bala Cynwyd, Lower Merion Township, Montgomery County, Pennsylvania (the "Property"), as more particularly described in the Lease, at the rental and upon the terms and conditions set forth in the Lease. Bala Plaza, Inc., a Delaware corporation ("Landlord"), thereafter succeeded to the right, title and interest of Prudential in and to the Building and the Property, and all of Prudential's right, title and interest as the "Landlord" under the Lease was assigned to Landlord.

      B. Sublessor desires to sublease the Premises to Subtenant, upon the terms and conditions set forth herein. The Premises is substantially shown on Exhibit "B" attached hereto.

      C. Sublessor also desires to sub-sublease certain premises adjoining the Premises to Subtenant, which premises are more fully described in that certain Sublease, dated May 19, 1994, between Osteopathic Medical Center of Philadelphia, as sublessor, and Sublessor, as subtenant, and Sublessor and Subtenant are contemporaneously seeking Landlord's consent thereto. Such sub-sublease shall be referred to herein as the "Sub-Sublease."

      D. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings established in the Lease.

      NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto, intending to be legally bound hereby, do covenant and agree as follows:

      1. Premises. Sublessor hereby leases to Subtenant, and Subtenant hereby subleases from Sublessor, the Premises, for the period commencing July 1, 1998 ("Commencement Date") and ending on June 30, 2002 ("Expiration Date") upon the terms and conditions set forth herein and at all times subject to the Lease. The "Rent Commencement Date" shall be August 1, 1998. Subtenant, for the benefit of Sublessor and Landlord, hereby agrees that the Lease (other than Section 45 thereof) is incorporated herein by reference, and Subtenant agrees further to be bound by all of the terms, covenants and conditions on the part of "Tenant" to be done, performed and observed under the Lease; provided, however, that (i) nothing herein shall bind Subtenant to the obligations of Sublessor under the Lease with respect to the amount of rent and additional rent (which amounts shall be as set forth in Sections 2 and 3 hereof and shall be paid by Subtenant to Sublessor), and (ii) if Landlord approves any of Subtenant's proposed alterations to the Premises, then Sublessor shall be deemed to have approved such alterations, so long as they are typical office space alterations (but Subtenant shall be obligated to remove the same if Landlord so requires in accordance with the Lease).

      This Agreement is contingent upon obtaining the prior written consent of Landlord. If such consent is not obtained by July 15, 1998, this Agreement shall be null and void.

      Sublessor shall deliver possession of the Premises to Subtenant, and Subtenant shall accept possession of the Premises, in its "as is" condition, without requiring any alterations, improvements or decorations to be made by Sublessor or at Sublessor's expense; provided, however, that Sublessor shall remove all existing workstations and any other furniture or equipment located at the Premises.

      2. Rent. Commencing on the Rent Commencement Date, Subtenant shall pay Sublessor base rent ("Base Rent") as follows:

                                                               ANNUAL BASE RENT
                                        MONTHLY BASE         PER RENTABLE SQUARE
PERIOD                                      RENT                    FOOT
------                                      ----                    ----
August l, l998 to and                    $4,335.17                 $18.50
including June 30, 1999

July 1, 1999 to and including            $4,452.33                 $19.00
June 30, 2000

July 1, 2000 to and including            $4,569.50                 $19.50
June 30, 2001

July 1, 2001 to and including            $4,686.67                 $20.00
June 29, 2002

      Monthly Base Rent shall be payable in advance, on the first day of each month during said term, to Sublessor, at 2115 East Jefferson Street, Rockville, Maryland 20852, Attention: Real Estate/Lease Administrator; or such other place as Sublessor may designate, without any set off, counterclaim or deduction whatsoever, except that Subtenant shall pay the first monthly installment within three (3) business days after Landlord's approval of this Sublease.

      If the obligation of Subtenant to pay rent hereunder begins on a day other than on the first day of a calendar month, rent from such date until the first day of the following calendar month shall be prorated at the rate of one-thirtieth (1/30th) of the monthly installment for each day payable in advance.

      3. Additional Rent. Commencing on the Commencement Date, Subtenant shall pay to Sublessor, as additional rent hereunder, one hundred percent (100%) of all additional rent obligations of Sublessor pursuant to Article 5 of the Lease in accordance with the terms thereof (and Sublessor shall forthwith pay the same to Landlord); provided, however, that the Base Year for determining such additional rent shall be calendar year 1998.

      4. Overdue Interest. If Subtenant fails to pay any installment of rent or additional rent under Sections 2 and 3 of this Agreement, respectively, and such failure continues for a period of five (5) days after it is due and payable, Subtenant shall pay Sublessor interest at the rate of eighteen percent (18%) per annum or, if same is usurious, the highest legal rate (as applicable, the "Default Rate").

      5. Use. Subtenant shall use and occupy the Premises as general and administrative offices and for no other purposes. Subtenant shall comply with all applicable laws (as more particularly set forth in Section 30 of the Lease). Subtenant, at its expense, shall maintain and repair the Premises and the fixtures and equipment therein or appurtenant thereto in first class condition and repair, will suffer no waste or injury thereto, and at the expiration or other termination of this Agreement, Subtenant shall surrender the Premises broom clean and in the same order and condition as on the Commencement Date, excepting (i) ordinary wear and tear, (ii) casualty not required to be insured by Subtenant, (iii) condemnation, and (iv) alterations which Subtenant is not required by Landlord to remove.

      6. Assignment and Sublease. Subtenant agrees not to assign, mortgage, pledge or otherwise encumber this Agreement, nor to sublet the Premises or any part thereof, without in each instance obtaining the prior written consent of Landlord and Sublessor. Notwithstanding the foregoing, without the consent of Landlord or Sublessor but upon notice to both, Subtenant may assign this Agreement to its parent, affiliate or subsidiary, or to a corporation which is a successor to Subtenant by merger or consolidation or by acquisition of all or substantially all of the assets or stock of Subtenant, provided that (i) the assignment also covers all of Subtenant's rights, titles and interests in, to and under each of (A) the Sub-Sublease and (B) that certain lease (the "Philadelphia Insurance Lease"), dated as of August, 1995, between Landlord, as landlord, and Subtenant, as tenant, pursuant to which certain premises are leased by Subtenant directly from Landlord (and the sublease and consent referenced in Article 49 thereof), (ii) the assignee assumes, in full, the obligations of Subtenant under the Sub-Sublease and the Philadelphia Insurance Lease (and the sublease and consent referenced in Article 49 thereof), and (iii) such assignment shall be under and subject to the terms of this Agreement, the Sub-Sublease and the Philadelphia Insurance Lease (and the sublease and consent referenced in Article 49 thereof), as applicable, and shall not relieve Subtenant of any of its obligations under this Agreement, the Sub-Sublease and the Philadelphia Insurance Lease (and the sublease and consent referenced in Article 49 thereof).

      7. Services. Notwithstanding anything in this Agreement to the contrary, Subtenant agrees that Sublessor shall not be obligated to furnish for Subtenant any services of any nature whatsoever, including, without limitation, the furnishing of heat, electrical energy, air conditioning, elevator service, cleaning, window washing, or rubbish removal services. Subtenant, however, shall be entitled to enjoy such services to the extent they are provided by Landlord pursuant to the terms of the Lease.

      8. Insurance.

            a. Subtenant shall maintain at its expense during the term of this Sublease with respect to the Premises and Subtenant's use thereof and of the
Property:

                  (1) Worker's Compensation Insurance in the amounts required by statute, and Employer Liability Insurance in at least the following amounts: (a) Bodily Injury by Accident - $500,000 per accident, (b) Bodily Injury by Disease
- $500,000 per employee, and (c) Aggregate Limit - $500,000 per policy year.

                  (2) Property Damage Insurance for the protection of Subtenant and Sublessor, as their interests may appear, covering any alterations or improvements in excess of those contemplated by Section 2(b) above, Subtenant's personal property, business records, fixtures and equipment, and other insurable risks in amounts not less than the full insurable replacement cost of such property and full insurable value of such other interests of Subtenant, with coverage at least as broad as the most recent editions published by Insurance Services Office, Inc. or any successor organization ("ISO"), of: (a) Building and Personal Property Coverage Form (CP00l0), (b) Causes of Special Loss Form (CP1030), and (c) Sprinkler Leakage - Earthquake Extension (CP1039).

                  (3) Liability insurance as follows: (I) Commercial General Liability Insurance ("CGL") at least as broad as the most recent ISO edition of Commercial General Liability Coverage Form (CG0001) with limits of at least the following amounts: (a) Death or Bodily Injury - $1,000,000, (b) Property Damage or Destruction (including loss of use thereof) - $1,000,000, (c) Products/Completed Operations - $1,000,000, (d) Personal or Advertising injury - $1,000,000, (e) Each Occurrence Limit - $1,000,000, and (f) General Aggregate Limit - $2,000,000 per policy year, and (II) Umbrella Liability Insurance with a limit of at least $15,000,000 (which may be carried in one or more policies). Such CGL and Umbrella policies shall include endorsements: (1) for contractual liability covering Subtenant's indemnity obligations under this Lease, and (2) adding Sublessor, Landlord, the management company for the Property, and any other parties reasonably designated by Sublessor, as Additional Insureds, on a form at least as broad as the most recent edition of Additional Insured - Manager or Lessor of Premises Endorsement Form (CG2011) published by ISO.

            b. Upon the request of Sublessor from time to time during the term of this Sublease, Subtenant shall provide Sublessor with certificates evidencing the coverage required hereunder. Such certificates shall: (i) be on ACORD Form 27 or such other form approved or required by Sublessor, (ii) state that such insurance coverage may not be changed, canceled or non-renewed without at least thirty (30) days' prior written notice to Sublessor, and (iii) include, as attachments, duplicate originals or copies of the Additional Insured endorsements to Subtenant's CGL policy required above (once the same are provided to Tenant). Subtenant shall provide renewal certificates to Sublessor at least thirty (30) days prior to expiration of such policies. Except as expressly provided to the contrary herein, coverage hereunder shall apply to events occurring during the policy year regardless of when a claim is made. Sublessor may periodically require that Subtenant reasonably increase or expand the aforementioned coverage. Except as provided to the contrary herein, any insurance carried by Sublessor or Subtenant shall be for the sole benefit of the party carrying such insurance. If Subtenant obtains insurance under "blanket policies," Subtenant shall obtain an endorsement providing that the insurance limits required hereunder are not subject to reduction or impairment by claims or losses at other locations. Subtenant's insurance policies shall be primary to all policies of Sublessor and any other Additional Insureds (whose policies shall be deemed excess and non-contributory). All insurance required hereunder shall be provided by responsible insurers licensed in the Commonwealth of Pennsylvania, and shall have a general policy holder's rating of at least A and a financial rating of at least IX in the then current edition of Best's Insurance Reports. The parties mutually hereby waive all rights and claims against each other for all losses covered by their respective insurance policies, and waive all rights of subrogation of their respective insurers. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder. Sublessor disclaims any representation as to whether the foregoing coverages will be adequate to protect Subtenant, and Subtenant agrees to carry such additional coverage as may be necessary or appropriate.

      9. Hold Harmless. Neither Sublessor nor Subtenant shall do or cause to be done, or suffer or permit any act or thing to be done, which may cause the Lease to be canceled, terminated, forfeited or prejudiced or which may make the other party liable for any damages, claims, fines, penalties, costs or expenses thereunder. Each of the Sublessor and Subtenant shall indemnify and save harmless the other from all suits, actions, judgments, damages, claims, liabilities, awards, losses, fines penalties, costs, charges and expenses, including attorneys fees, that either may sustain by reason of the other's failure to perform the terms of this Agreement or the Lease or by reason of the breach by the other of any of the terms, covenants or conditions of this Agreement or the Lease except those arising out of the negligent acts or omissions of the party being indemnified.

      Without limiting the generality of the preceding paragraph, Sublessor agrees that, in the event Sublessor defaults under the Lease (beyond any applicable notice and cure period) and Subtenant cures such default by performing Sublessor's obligation directly to Landlord, Subtenant's damages shall include, without limitation, all sums paid by Subtenant in effectuating such cure, together with interest at the Default Rate (unless it is subsequently determined that such sums were not due to Landlord). Likewise, in the event the Lease is terminated in accordance with the terms thereof, Subtenant's damages shall include, without limitation, all sums paid by Subtenant in excess of those due and owing under the Sublease (specifically including rent), together with interest at the Default Rate (unless it is subsequently determined that such sums were not due to Landlord).

      10. Defaults. The provisions of the Lease relating to defaults and remedies (including without limitation the applicable notice and/or cure periods) are incorporated herein by reference as a separate paragraph of this Agreement and, for purposes of determining the parties defaults and remedies hereunder, said provisions shall apply between Sublessor and Subtenant reading "Landlord" to mean Sublessor and "Tenant" to mean Subtenant.

      11. Security Deposit. Simultaneously with the execution of this Agreement by Subtenant, Subtenant shall deposit with Sublessor the sum of Four Thousand Three Hundred Thirty-Five and 17/100ths Dollars ($4,335.17) (the "Security Deposit") to be held by Sublessor without interest payable to Subtenant. The Security Deposit shall be security for the payment and performance by Subtenant of all Subtenant's obligations, covenants, conditions and agreements under this Agreement. In the event of any default by Subtenant hereunder, Sublessor shall have the right, but shall not be obligated, to apply all or any portion of the Security Deposit to cure such default, in which event Subtenant shall be obligated to promptly deposit with Sublessor that portion of the Security Deposit used to cure such default. So long as Subtenant is not in default hereunder, Sublessor shall return any unused portion of the Security Deposit to Subtenant within thirty (30) days after expiration of the term of this Agreement.

      12. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the parties hereto and may not be modified except by an instrument in writing signed by the parties hereto.

      13. Notices. Whenever it shall be necessary or desirable for either party to this Agreement to serve any notice or demand on the other party, such notice or demand shall be served by certified mail, return receipt requested, or by overnight courier (such as Federal Express), next day delivery, at the addresses set forth above or at such other address as shall be designated by the parties in accordance with this Section. Each party shall provide to the other copies of all notices received by each from Landlord.

      14. Amendments. No amendments shall be made to this Agreement without the prior written approval of Landlord in accordance with the terms of the Lease.

      15. Brokers. Subtenant represents to Sublessor that, other than EBI Commercial and Grubb & Ellis (collectively, "Brokers"), Subtenant has not dealt with any broker, finder or agent in connection with the Premises or the negotiation and execution of this Sublease. Subtenant shall indemnify and hold Sublessor harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker, finder or claiming by, through or under Subtenant. Sublessor represents to Subtenant that, other than Brokers, Sublessor has not dealt with any broker, finder or agent in connection with the Premises or the negotiation and execution of this Sublease. Sublessor shall be responsible for all commissions or other compensation owing to Brokers pursuant to separate agreements and shall indemnify and hold Subtenant harmless against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker, finder or agent claiming by, through or under Sublessor, including without limitation Brokers.

      IN WITNESS WHEREOF, Sublessor and Subtenant have executed this Agreement of Sublease as of the date first above written.

                                        Sublessor:

                                        MANUGISTICS, INC., a Delaware
                                        corporation

                                        By: /s/ Kenneth S. Thompson
                                           ------------------------------------
                                           Name:  Kenneth S. Thompson
                                           Title: Executive Vice President
       (Corporate Seal)
                                        Attest: /s/ Peter Q. Repetti
                                               ---------------------------------
                                               Name:  Peter Q. Repetti
                                               Title: Sr. Vice President, CEO


                                        Subtenant:

                                        PHILADELPHIA CONSOLIDATED HOLDING
                                        CORP., a Pennsylvania corporation

                                        By: /s/ Jack T. Carballo
                                           ------------------------------------
                                            Name:  Jack T. Carballo
                                            Title: Vice President
       (Corporate Seal)
                                        Attest:  /s/ Christine Kleppe
                                               ---------------------------------
                                               Name:  Christine Kleppe
                                               Title: Administrative Assistant

                                        Attest:  /s/ Craig P. Keller
                                               ---------------------------------
                                               Name:  Craig P. Keller
                                               Title: Vice President

                                   EXHIBIT "A"

                             [Attach Copy of Lease]

                                      LEASE

                            BALA CYNWYD, PENNSYLVANIA

              BETWEEN THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,

                                  AS LANDLORD,

                                       AND

                               MANUGISTICS, INC.,

                                    AS TENANT

                                TABLE OF ARTICLES
                               (Revised 11/14/96)
ARTICLE:                                                                   PAGE
  1.    Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  2.    Premises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  3.    Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  4.    Base Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  5.    Operating and Maintenance Costs and Real Estate Taxes
          Additional Rent  . . . . . . . . . . . . . . . . . . . . . . . . . 2
  6.    Late Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  7.    Use of Premises. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  8.    Common Areas . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
  9.    Alterations and Trade Fixtures, Removal. . . . . . . . . . . . . . . 7
 10.    Mechanics' Liens . . . . . . . . . . . . . . . . . . . . . . . . . . 9
 11.    Condition of Premises. . . . . . . . . . . . . . . . . . . . . . . .10
 12.    Building Services. . . . . . . . . . . . . . . . . . . . . . . . . .10
 13.    Assignment and Subletting  . . . . . . . . . . . . . . . . . . . . .12
 14.    Access to Premises . . . . . . . . . . . . . . . . . . . . . . . . .15
 15.    Repairs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
 16.    Indemnification of Landlord and Liability Insurance. . . . . . . . .16
 17.    Waiver of Claims . . . . . . . . . . . . . . . . . . . . . . . . . .18
 18.    Quiet Enjoyment  . . . . . . . . . . . . . . . . . . . . . . . . . .18
 19.    Negative Covenants of Tenant . . . . . . . . . . . . . . . . . . . .18
 20.    Fire or Other Casualty . . . . . . . . . . . . . . . . . . . . . . .19
 21.    Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . .20
 22.    Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
 23.    Estoppel Certificate . . . . . . . . . . . . . . . . . . . . . . . .21
 24.    Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
 25.    Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
 26.    Requirement of Strict Performance  . . . . . . . . . . . . . . . . .28
 27.    Relocation of Tenant . . . . . . . . . . . . . . . . . . . . . . . .28
 28.    Surrender of Premises; Holding Over. . . . . . . . . . . . . . . . .29
 29.    Delay in Possession  . . . . . . . . . . . . . . . . . . . . . . . .30
 30.    Compliance with Laws and Ordinances. . . . . . . . . . . . . . . . .30
 31.    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
 32.    Warranty of Tenant . . . . . . . . . . . . . . . . . . . . . . . . .31
 33.    Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . . . . .32
 34.    Landlord's Obligations . . . . . . . . . . . . . . . . . . . . . . .32
 35.    Landlord's Liability . . . . . . . . . . . . . . . . . . . . . . . .32
 36.    Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
 37.    Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . .32
 38.    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
 39.    Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33

 40.    Gender  . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . .33
 41.    Execution. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
 42.    Exhibits and Rider . . . . . . . . . . . . . . . . . . . . . . . . .33
 43.    Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .33
 44.    Corporate Authority . . . . . . . . . . . . . . . . . . . .  . . . .33

RIDER ARTICLES:                                                            PAGE

45. Landlord's Work and Contributions . . . . . . . . . . . . . . . . . . . 35

EXHIBITS:

     A  -   Floor Plan of Premises
     B  -   Rules and Regulations
     C  -   Building Holidays
     D  -   Schedule of Cleaning Services
     E  -   Confirmation of Lease Term Agreement

                                     LEASE

                            BALA CYNWYD, PENNSYLVANIA

      1. PARTIES This Lease, made this 14th day of November, 1996, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation having an office at 8 Campus Drive, 4th Floor, Arbor Circle South, Parsippany, NJ 07054 (hereinafter "Landlord"), and Manugistics, Inc., a Delaware Corporation having its principal offices at 2115 East Jefferson Street, Rockville, Maryland 20852 (hereinafter "Tenant").

      2. PREMISES For and in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant as hereinafter set forth, Landlord does hereby lease, demise and let unto Tenant that portion of the 2nd floor, shown outlined and hatched in black on the floor plan attached hereto as Exhibit A and containing approximately 2,812 rentable square feet (hereinafter "Premises"), in Landlord's building known as One Bala Plaza and located in Bala Cynwyd, Pennsylvania (hereinafter "Building").

      3. TERM The term of this Lease shall be for five (5) years five (5) months, commencing on February 1, 1997 (hereinafter "Commencement Date") and expiring at midnight on June 30, 2002 (hereinafter "Expiration Date"), unless renewed or sooner terminated as hereinafter provided and subject to the provisions of Article 29 below.

      4. BASE RENT

      (a) Base Rent - During the entire term of this Lease, Tenant shall pay to Landlord, as yearly rent (hereinafter "Base Rent"), the following sums in equal monthly installments in advance on the first day of each calendar month, without setoff or deduction:

                         ANNUAL           MONTHLY           BASE RENT RATE
      PERIOD             BASE RENT        BASE RENT         PER SQUARE FOOT
      ------             ---------        ---------         ---------------
02/01/97 - 06/30/00      $61,864.00       $5,155.33         $22.00
07/01/00 - 06/30/02      $67,488.00       $5,624.00         $24.00

In the event the term of this Lease commences on a day other than the first day of a calendar month or expires on a day other than the last day of a calendar month, Tenant shall pay to Landlord a pro rata portion of the monthly installment of Base Rent for such partial month.

      (b) Additional Rent - Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Base Rent herein reserved, said additional sum shall be deemed "additional rent" and be collectible as such with any installment of Base Rent thereafter falling due hereunder.

      (c) All payments of Base Rent and additional rent shall be paid when due, without demand, at the office of Premisys Real Estate Services, Inc., One Bala Plaza - Suite E501, Bala Cynwyd, Pennsylvania 19004, or at such other place as Landlord may from time to time direct. All checks shall be made payable to Premisys Real Estate Services, Inc., Agent.

      (d) Security Deposit - Landlord acknowledges receipt from Tenant of the sum of Five Thousand One Hundred Fifty Five 33/100 ($5,155.33) Dollars ("Security Deposit") to be held as collateral security for the payment of the Base Rent, additional rent and all other sums of money payable by Tenant under this Lease, and for the faithful performance of all other covenants and agreements of Tenant under this Lease. The Security Deposit, without interest, shall be repaid to Tenant within ninety (90) days after the expiration date of this Lease, provided Tenant shall have made all such payments and performed all such covenants and agreements. Upon any undisputed default by Tenant hereunder, continuing beyond the expiration of the applicable notice and cure period, at Landlord's sole option, Landlord may apply all or part of the Security Deposit on account of such default, and thereafter Tenant shall promptly restore the original amount of the Security Deposit.

      5. OPERATION AND MAINTENANCE COSTS AND REAL ESTATE TAXES ADDITIONAL RENT

      (a) The costs and expenses of the operation, maintenance and repair of the Building (hereinafter "Operation and Maintenance Costs") shall include, without limitation, the cost and expense to Landlord of the following items:

      (1) All wages, salaries and fees of all employees and agents engaged in the management, operation, repair, replacement, maintenance and security of the Building, including taxes, insurance and all other employee benefits relating thereto;

      (2) All supplies and materials used in the management, operation, repair, replacement, maintenance and security of the Building;

      (3) All utilities consumed by the Building and the servicing thereof, including, without limitation, gas, water, sewer and electricity for lighting, heating, ventilating and air-conditioning;

      (4) All maintenance and service contracts for the operation, repair, replacement, maintenance, and security of the Building, including, without limitation, window cleaning, security system, heating, ventilating and air-conditioning system, fire sprinkler system, elevators and landscaping;

      (5) All fire and extended coverage (with all risk coverage) insurance and comprehensive general liability insurance for the Building (including all common areas) and Landlord's personal property and fixtures used in connection therewith;

      (6) All repairs (including necessary replacements) and general maintenance of the Building;

      (7) All cleaning and janitorial services for the Building;

      (8) The cost of any capital improvements (i) which are made for the primary purpose of reducing Operation and Maintenance Costs or (ii) which may be required by governmental authority under any governmental law or regulation that was not applicable to the Building as of the date of this Lease, which cost shall be amortized over the expected useful life of the capital improvement are reasonably determined by Landlord in accordance with standard accounting practice, together with interest on the unamortized balance at the rate equal to the Prime Rate being charged by Mellon Bank East, Philadelphia,

      Pennsylvania or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; and

      (9) All other costs and expenses necessarily and reasonably incurred by Landlord in the proper operation and maintenance of a first-class office building.

      (b) All "Real Estate Taxes" which, for the purposes of this Article, shall mean all gross real property taxes, charges and assessments (including any special assessments) which are levied, assessed or imposed by any governmental authority with respect to the land and the Building and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building and any tax which shall be levied or assessed in addition to and/or in lieu of such real or personal property taxes (including, without limitation, any municipal income tax, any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building), but shall not include any federal or state income tax, or any franchise, capital stock, estate or inheritance taxes. In the event that the tax statement from the taxing authority does not allocate assessments with respect to the Building and assessments relating to any other improvements located upon the land upon which the Building is situated, Landlord shall make a reasonable determination of the proper allocation of such assessment based on standard accounting practices -

      (c)   (i)   "Base Year" shall be defined as calendar year 1996;

            (ii) "Comparison Year" shall be defined as each calendar year (or part thereof) following the Base Year and included in the original term of this Lease and any renewal thereof; and

            (iii) "Tenant's Percentage" shall be 0.7699%, which is the ratio that the rentable square foot area of the Premises (i.e. 2,812 rentable square feet) bears to the total rentable square foot area of office space in the Building (i.e. 365,256 rentable square feet)

      For each Comparison Year, Tenant shall pay Landlord, as additional rent, Tenant's Percentage of:

      (1) Any increase in the Real Estate Taxes for each Comparison Year over the Real Estate Taxes for the Base Year; and

      (2) Any increase in Operation and Maintenance Costs for each Comparison Year over the Operation and Maintenance Costs for the Base Year.

      (d) During each Comparison Year commencing on January 1, 1997, Landlord and Tenant agree that Tenant shall pay monthly, in advance, an amount equal to one-twelfth of Tenant's estimated annual Real Estate Taxes and Operation and Maintenance Costs additional rent due for each Comparison Year. For each Comparison Year, Landlord shall make an estimate of Tenant's Real Estate Taxes and Operation and Maintenance Costs additional rent and notify Tenant as to such estimate on or about December 15th of the preceding year.

      (e) On or about May 1 of each Comparison Year commencing with the 2nd Comparison Year, Landlord shall submit to Tenant a statement setting forth the actual Real Estate Taxes and Operation and Maintenance Costs for the Building for the preceding Comparison Year and Tenant's Percentage of the increase thereof above the Real Estate Taxes and Operation and Maintenance Costs for the Base Year. Within thirty (30) days after delivery of such statement to Tenant, an adjustment shall thereupon be made between Landlord and Tenant to reflect any difference between Tenant's estimated payments under paragraph (d) above and Tenant's Percentage of the increase in the actual Real Estate Taxes and Operation and Maintenance Costs for the preceding Comparison Year above the Operation and Maintenance Costs for the Base Year. In no event, however, shall the monthly rent paid by Tenant be less than the Base Rent set forth in Section 4 (a) above.

      (f) All sums due under this Article 5 shall be appropriately apportioned and prorated for any portion of the year during which this Lease shall be in force. In the event that this Lease shall expire at any time other than at the end of a calendar year, then within thirty (30) days after statements reflecting the actual Operation and Maintenance Costs for the year in which such expiration occurs are submitted by Landlord to Tenant, either Landlord or Tenant shall pay to the other party the adjustment sum due. The provisions of this paragraph (f) shall survive the Expiration Date of this Lease.

      (g) If the Building is less than 95% occupied during any portion or all of the Base Year or any Comparison Year, then Landlord shall adjust the Operation and Maintenance Costs for any such Year to an amount which reflects what the Operation and Maintenance Costs would have been for such Year had the Building been 95% occupied throughout such Year.

      6. LATE CHARGES In the event that Tenant shall fail to pay Base Rent or any additional rent within five (5) days after its due date, Tenant shall pay an automatic late charge to Landlord of $.05 for each dollar overdue. In addition, in the event that Tenant shall fail to pay Base Rent or any additional rent within thirty (30) days after its due date, then from and after the thirty-first
(31st) day until the date Tenant finally pays the Base Rent or additional rent, Tenant shall pay Landlord an additional late charge at the rate of fifteen (15%) percent per annum with respect to the delinquent amount. Such late charges shall be deemed additional rent for all purposes under this Lease.

      7. USE OF PREMISES Tenant shall use and occupy the Premises for purposes of executive and general offices. Tenant shall not use or occupy the Premises for any other purpose or business, without the prior written consent of Landlord. Tenant shall observe and comply with the rules "and regulations set forth on Exhibit attached hereto and made a part hereof (hereinafter "Rules and Regulations"). The Rules and Regulations shall uniformly apply to Tenant and all other Building tenants and their respective employees, agents, licensees, invitees, subtenants and contractors.

      8. COMMON AREAS All parking areas, walkways, elevators, stairs, driveways, alleys, public corridors, fire escapes, and other areas, facilities and improvements which may be provided by Landlord from time to time for the general use, in common, of Tenant and other Building tenants and their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord, including Landlord's right to alter, modify, or relocate such areas, facilities and improvements. Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such common areas, facilities and improvements.

      9. ALTERATIONS AND TRADE FIXTURES, REMOVAL

      (a) During the term of this Lease, Tenant shall not make any alterations or additions to the Premises which (i) involve new or relocated partitions, (ii) are structural in nature, or (iii) affect the Building systems, without the prior written consent of Landlord. In the event that Tenant shall desire to perform any such alterations or additions in the Premises, Tenant shall deliver to Landlord detailed plans and specifications prepared by and at the expense of Tenant. Landlord shall review such plans and specifications and return same to Tenant either marked approved, marked to show the corrections required (in which event such marked-up plans and specifications shall be deemed approved as marked-up), or marked disapproved with the reasons therefor. If Landlord disapproves Tenant's plans and specifications, Tenant shall have twenty (20) days from the date of such disapproval to submit revised plans and specifications subject to subsequent mark-ups or disapprovals and corrections in the above manner. Upon approval by Landlord of Tenant's plans and specifications, Tenant shall proceed with due diligence to commence the work to be performed by Tenant and shall complete same in a diligent manner. All such work consented to by Landlord, to be done or performed in or about the Premises by Tenant, shall be performed (i) at Tenant's sole cost and expense, and (ii) by contractors and subcontractors reasonably approved by Landlord. Upon completion of any such work which requires the review of plans and specifications and continuous observance of construction, Tenant shall pay to Landlord's Building Manager an amount equal to five (5%) percent of the cost of such work, to reimburse Landlord's Building Manager for said review and observance and the coordination and final inspection of the work. During the course of performance of any alteration work or additions (whether or not Landlord's consent is required), Tenant will carry or cause to be carried Comprehensive General Liability insurance, with a limit of at least $2,000,000.00, naming Landlord and Landlord's Building managing agent as additional insureds and further providing that such insurance shall not be canceled without at least thirty (30) days' prior written notice to Landlord and Landlord's agent. Tenant shall use it's best efforts to obtain a standard one year guarantee by each of Tenant's prime contractors for the benefit of Landlord and Tenant that all work performed and materials and equipment furnished by such contractors will conform to the requirements of the plans and specifications as to the kind, quality, function of the equipment and characteristics of material and workmanship and will remain so for a period of at least one year from the date that the work has been completed. In the event any defects in materials, equipment or workmanship shall appear prior to the expiration of such period, upon receiving written notice thereof from Landlord or Tenant, the contractor will immediately correct and repair the same at the expense of such contractor. Said guarantees shall be effective whether or not any part of the aforesaid work has been subcontracted by the contractor. In the event either Landlord or Tenant installs any supplemental Heating, Ventilating and Air Conditioning System ("HVAC System") in the Premises, either prior to the Commencement Date or during the term of the Lease, Tenant hereby expressly understands and agrees that Tenant shall be solely responsible for the maintenance and repair of the HVAC System.

      (b) Any consent by Landlord permitting Tenant to do any alteration work in or about the Premises shall be and hereby is conditioned upon Tenant's work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord, Landlord's contractors or by any other tenants or their contractors. To that end, said work shall be done by union labor having the same union affiliations as other workmen performing work for other tenants or Landlord and their contractors, if required by Landlord. If at any time any of the workmen or mechanics performing any of Tenant's work shall not be of the same union affiliation or shall be unable to work in harmony or shall interfere with any labor employed by Landlord, other tenants or their respective mechanics the contractors, then the permission granted by Landlord to Tenant permitting Tenant to do any work in or about the Premises, may be withdrawn by Landlord upon forty-eight (48) hours' written notice to Tenant.

      (c) All alterations, installations, additions and improvements made and installed by Tenant and/or at Tenant's expense, in the Premises which are of a permanent nature and which cannot be removed without damage to the Premises or Building shall become and be the property of Landlord, and shall remain upon and be surrendered with the Premises as a part thereof at the end of the term of this Lease, except that Landlord shall have the right to notify Tenant prior to the Expiration Date and require Tenant to remove any of such alterations, installations, additions and improvements and, in the event of service of such notice, at Tenant's sole cost and expense, Tenant shall promptly remove the same in accordance with such request and restore the Premises to its original condition, ordinary wear and tear and casualty excepted. In the event Tenant fails to remove any of such alterations, installations, additions and improvements following receipt of Landlord's notice, Landlord may, at its option, arrange for such removal in which event Tenant shall be obligated to reimburse Landlord for the entire cost of the removal and this obligation shall survive the Expiration Date of this Lease.

      (d) Tenant shall have the right but not the obligation to remove all movable furniture, equipment and trade fixtures installed by Tenant in the Premises, except lighting fixtures and air-conditioning equipment, provided that Tenant repairs any damage caused to the Premises by said removal. All of said movable furniture, equipment and trade fixtures remaining in the Premises after the Lease expiration date, or any sooner termination date due to any default of Tenant, shall be deemed to be abandoned property and shall automatically become the property of Landlord.

      10. MECHANICS' LIENS Prior to Tenant performing any alterations, additions or construction work in or about the Premises for which a lien could be filed against the Premises or the Building, Tenant shall have its contractor execute a Waiver of Mechanics' Lien, in form satisfactory to Landlord, and provide Landlord with the original copy thereof.

Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Premises or the Building purporting to be for labor or materials furnished or to be furnished at the request of Tenant, then at its expense, Tenant shall cause such lien to be removed of record by payment, bond or otherwise, within thirty (30) days after the filing thereof. If Tenant shall fail to cause such lien to be removed of record within such 30-day period, Landlord may cause such lien to be removed of record by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, in which event Tenant shall reimburse Landlord in the amount paid by Landlord, including expenses, within ten (10) days after Landlord's billing therefor. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including attorney fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or removal of record.

      11. CONDITION OF PREMISES Tenant acknowledges and agrees that, except for Landlord's work set forth in Article 45 of the Rider, there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were in satisfactory condition, order and repair at such time.

      12. BUILDING SERVICES

      (a) Landlord shall provide, within its Building standards, the following services and facilities:

      (1) Heating, ventilating and air conditioning, Monday to Friday from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M. (hereinafter "Business Hours"), except on the holidays set forth on Exhibit C (hereinafter "Holidays"). Tenant agrees to cooperate fully with Landlord and to abide by all the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the heating, ventilating and air conditioning systems.

      (2) Electricity for normal office use, including normal office equipment, in the Premises, during Business Hours (a demand capacity of 3-1/2 watts per rentable square foot is deemed normal office use). In the event Landlord reasonably determines that Tenant is exceeding normal office use of electricity, Landlord may install a separate electric meter in the Premises to register all electrical usage above normal office use. Tenant agrees to pay Landlord for the cost of the installation of the meter and for all electricity registered on said meter at the current general service rate.

      (3) Cleaning and maintenance of common areas in the Building, including bathroom facilities;

      (4) Continuous passenger elevator service during Business Hours, and service via at least one car at all other times; freight elevator service from 8:00 A.M. to 4:00 P.M., Monday through Friday, except Holidays;

      (5) Janitorial services, including cleaning of Premises, in accordance with Landlord's Building standard schedule, which is annexed hereto as Exhibit D. Landlord shall not be required to furnish cleaning services to any kitchens, lunchrooms or lavatories in the Premises; and

      (6) Water for lavatory and drinking purposes.

      Tenant shall reimburse Landlord for all additional cleaning expenses incurred by Landlord, including but not limited to, garbage and trash removal expense over and above the normal cleaning provided by Landlord, due to the presence of a lunchroom or kitchen or food and beverage dispensing machines within the Premises. No food or beverage dispensing machines shall be installed by Tenant in the Premises without the prior written consent of Landlord.

      (b) Landlord does not warrant that the services provided for in paragraph 12 (a) above shall be free from any slowdown, interruption or stoppage due to the order of any governmental bodies and regulatory agencies, or caused by the maintenance, repair, replacement or improvement of any of the equipment involved in the furnishing of any such services, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause beyond the reasonable control of Landlord. No such slowdown, interruption or stoppage of any such services shall ever be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of annual Base Rent or additional rent or in any manner or for any purpose relieve Tenant from any of its obligations under this Lease. Landlord agrees to use reasonable diligence to resume the service upon any such slowdown, interruption or stoppage.

      13. ASSIGNMENT AND SUBLETTING

      (a) Except as expressly permitted pursuant to this Article, Tenant shall not assign or hypothecate this Lease or any interest therein or sublet the Premises or any part thereof, without the prior written consent of Landlord. Any of the foregoing acts without Landlord's consent shall be voidable and shall, at the option of Landlord, be an event of default under this Lease. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the prior written consent of Landlord. If Tenant is a corporation, an unincorporation association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership, in the aggregate in excess of twenty-five (25%) percent, shall be deemed an assignment within the meaning and provisions of this
Article 13. Notwithstanding the foregoing, without the consent of Landlord but upon notice to Landlord, a corporate Tenant may assign this Lease to its parent, affiliate or subsidiary, provided that the assignee assumes, in full, the obligations of Tenant under this Lease, and provided further that such assignment shall not relieve Tenant of any of its obligations under this Lease.

      (b) If at any time or from time to time during the term of this Lease, Tenant desires to assign this Lease or sublet all or a portion of the Premises, Tenant shall notify Landlord of such intent and submit to Landlord a copy of the proposed assignment or sublease. Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after receipt of Tenant's notice, of recapturing the Premises or portion thereof proposed to be sublet or assigned and terminating the Lease with respect thereto, effective on a date selected by Landlord which shall be no sooner than sixty (60) days and no later than one hundred twenty
(120) days after Landlord's receipt of Tenant's notice. If Landlord does not exercise such option, Tenant may assign this Lease or sublet such space to any third party, subject to the following terms and conditions:

      (1) Tenant shall obtain the consent of Landlord, which consent shall not be unreasonably withheld; Landlord shall base its decision upon exclusive uses given to other Building tenants, the financial condition and character of the proposed assignee or subtenant and the proposed use of the Premises;

      (2) Tenant may not sublease the Premises or any portion thereof or assign this Lease to an existing tenant in the Building or the other 2 buildings in the 3-building complex known as One, Two and Three Bala Plaza without Landlord's written permission;

      (3) No sublease or assignment shall be valid and no subtenant or assignee shall take possession of the premises subleased or assigned until a fully executed original of such sublease or assignment of this Lease has been delivered to Landlord;

      (4) No subtenant shall have a further right to sublet;

      (5) No assignee shall have a further right to assign the Lease, except in accordance with the provisions of this Article 13;

      (6) In no event shall Tenant be entitled to have more than one subtenants simultaneously in the Premises without Landlord's written permission;

      (7) Tenant shall not (i) advertise or publicize in any way the availability of the Premises or any portion thereof without prior notice to and approval by Landlord, including the proposed rental, or (ii) list the Premises or any portion thereof for subletting, whether through a broker, agent representative, or otherwise, at a rental rate less than the Base Rent and Additional Rent at which Landlord is then offering to lease other vacant space in the Building or the other 2 buildings in the Bala Cynwyd Complex; and

      (8) Tenant may not assign this Lease or sublease all or any portion of the Premises if the proposed assignee or subtenant is currently negotiating or within the last 12 months has negotiated with Landlord for a lease of space in the Building or the other 2 buildings in the 3-building complex known as One, Two and Three Bala Plaza without Landlord's written permission.

      (c) Tenant shall pay Landlord, as additional rent any sums or other economic consideration received by Tenant as a result of any subletting or assignment (except payments received which are attributable to the amortization of the cost of leasehold improvements made to the Premises by Tenant for the subtenant or assignee, and other reasonable expenses incident to the subletting or assignment, including standard leasing commissions), whether defined as rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to a sublease). If such subleasing or assignment has been made without the consent of Landlord as provided herein, Landlord shall be entitled to all economic consideration received by Tenant in accordance with the provisions of this subparagraph 13 (c), but the receipt of such monies shall not be deemed to be a waiver of the provisions of this Article 13 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder.

      (d) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay the Base Rent and additional rent and to perform all other obligations to be performed by Tenant under this Lease. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

      (e) In the event that the Premises or any part thereof have been sublet by Tenant and Tenant is in default under this Lease pursuant to the provisions of
Article 24 hereof, then Landlord may collect rent from the subtenant and apply the amount collected to the Base Rent and additional rent herein reserved but no such collection shall be deemed a waiver of the provisions of this Article 13 with respect to subletting or the acceptance of such subtenant as Tenant hereunder or a release of Tenant under the Lease.

      14. ACCESS TO PREMISES Landlord, its employees and agents shall have the right to enter the Premises at all reasonable times during Business Hours and at anytime in case of an emergency for the purpose of examining or inspecting the Premises, showing the Premises to prospective purchasers, mortgagees and prospective tenants of the Building, and making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may determine to be necessary or desirable. If representatives of Tenant shall not be present to open and permit entry into the Premises at anytime when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease. Such entry into the Premises by Landlord shall not unreasonably interfere with Tenant's use of the Premises.

      15. REPAIRS

      (a) At its cost (which cost shall be an Operation and Maintenance Cost under Article 5 above), Landlord shall make all repairs necessary to maintain the plumbing, heating, ventilating, air conditioning and electrical systems (except light fixtures), windows, floors (except carpeting) and all other structural portions of the Premises provided, however, that Landlord shall not be obligated to make any of such repairs until Landlord has received written notice from Tenant that such repair is needed. Landlord shall be responsible for the maintenance and repair of all common areas and facilities in the Building provided that Tenant shall be responsible for the repair of any damage to the

Premises or the Building common areas and facilities caused by the negligence of Tenant and its agents, servants, employees, invitees, licensees, subtenants, or contractors.

      (b) Except for Landlord's repairs under paragraph (a) above, at its sole cost and expense, Tenant shall make all other reasonable repairs necessary to maintain and keep the Premises and the fixtures therein in reasonably neat and orderly condition. If Tenant refuses or neglects to make such reasonable repairs, or fails to diligently prosecute the same to completion, after notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense, along with a fifteen (15%) percent service charge, shall be collectible as additional rent.

      At Tenant's expense, Landlord shall make all repairs to the light fixtures in the Premises, including replacement bulbs and ballasts.

      (c) Landlord shall not be liable for any interference with Tenant's business arising from the making of any repairs in the Premises under paragraph
(a) above. Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business. There shall be no abatement of Base Rent because of such repairs.

      16. INDEMNIFICATION OF LANDLORD AND LIABILITY INSURANCE

      (a) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all costs, expenses (including reasonable counsel fees), liabilities, losses, damages, suits, actions, finest penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with (i) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (ii) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any governmental authority, or (iii) any accident, bodily injury (including death resulting therefrom), or damage to or loss or theft of property, which shall occur in or about the Premises occasioned wholly or in part by reason of any act or omission of Tenant, or any of its agents, contractors, licensees, invitees, employees or subtenants.

      (b) During the term of this Lease and any renewal thereof, Tenant shall obtain and promptly pay all premiums for Comprehensive General Liability Insurance with broad form extended coverage, including Contractual Liability, covering claims for bodily injury (including death resulting therefrom) and loss or damage to property occurring upon, in or about the Premises, with a minimum combined single limit of at least $1,000,000.00. All such policies and renewals thereof shall identify Landlord and Landlord's Building managing agent as additional insureds. All policies of insurance shall provide (i) that no material change or cancellation of said policies shall be made without at least thirty (30) days' prior written notice to Landlord and Tenant, and (ii) that any loss shall be payable notwithstanding any act or negligence of Tenant or Landlord which might otherwise result in the forfeiture of said insurance. On or before the commencement date of the term of this Lease, and thereafter not less than fifteen (15) days prior to the expiration dates of said policy or policies, Tenant shall furnish Landlord with renewal certificates of the policies of insurance required under this paragraph. Tenant's insurance policies shall be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania with a financial rating of at least an A+ as rated in the most recent edition of Best's Insurance Reports and have been in business for the past five years. The aforesaid insurance limits may be reasonably increased by Landlord from time to time during the term of this Lease with notice to Tenant.

      (c) Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims of anyone claiming by, through or under them by way of subrogation or otherwise for any loss or damage to property owned by Landlord and Tenant respectively in the Premises and covered by the Pennsylvania Standard Form of Fire Insurance Policy with extended coverage endorsement, whether or not such insurance is maintained by the other party.

      17. WAIVER OF CLAIMS Except in the event of the gross negligence of Landlord and its servants and employees, Landlord and Landlord's agents, servants, and employees shall not be liable for, and Tenant hereby releases and relieves Landlord, its agents, servants, and employees from, all liability in connection with any and all damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, servants, employees, invitees, licensees, and subtenants, in or about the Premises, from, without limitation, (a) any fire or other casualty, accident, occurrence or condition in or upon the Premises or the Building; (b) any defect in or failure of the plumbing, sprinkler, electrical, heating, ventilating and air conditioning systems and equipment, or any other systems and equipment in the Premises and the Building; (c) any steam, gas, oil, water, rain or snow that may leak into or flow from any part of the Premises or the Building; (d) the falling of any fixture or any wall or ceiling materials; (e) broken glass; (f) latent or patent defects; (g) any acts or omissions of the other tenants or occupants of the Building; (h) any acts or omissions (excluding gross negligence) of Landlord, its agents, servants and employees; and (i) theft, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Premises.

      18. QUIET ENJOYMENT Landlord covenants and agrees with Tenant that upon Tenant paying the Base Rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly enjoy the Premises hereby demised, subject to the terms and conditions of this Lease and to the ground leases, underlying leases and mortgages in Article 21 below.

      19. NEGATIVE COVENANTS OF TENANT Tenant agrees that it will not do or suffer to be done, any act, matter or thing objectionable to Landlord's fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter placed on the Premises or any part thereof or on the Building by Landlord shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date when Tenant took possession of the Premises. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord, as additional rent, any and all increases in premiums on insurance carried by Landlord on the Premises or any part thereof or on the Building caused in any way by the occupancy of Tenant.

      20. FIRE OR OTHER CASUALTY

      (a) If the Premises are damaged by fire or other casualty, the damages shall be repaired by and at the expense of Landlord and restored to the condition which existed immediately prior to such damage and the Base Rent and additional rent shall be apportioned from the date of such fire or other casualty until substantial completion of the repairs, according to the part of the Premises which is usable by Tenant. Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage, subject to any delays caused by Acts of God, labor strikes or other events beyond Landlord's control. Landlord shall not be liable for any inconvenience to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant hereby acknowledges that (i) Landlord shall not be obligated to obtain insurance of any kind on Tenant's furniture or furnishings, equipment, trade fixtures, alterations, improvements and additions, (ii) it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (iii) Landlord shall not be obligated to repair any damage thereto or replace the same.

      (b) If, in the reasonable opinion of Landlord, the Premises are (i) substantially damaged (i.e. more than 50%) by reason of such fire or other casualty, or (ii) twenty (20%) per cent or more of the Premises is damaged by said fire or other casualty and less than two (2) years would remain in the current Lease term upon substantial completion of the repairs and restoration, Landlord shall have the right, upon written notice to Tenant within thirty (30) days after said occurrence, to elect not to repair and restore the Premises, and in such event, this Lease and the tenancy hereby created shall cease as of the date of said occurrence, the Base Rent and additional rent to be adjusted and apportioned as of said date.

      (c) If, in the reasonable opinion of Landlord, the Building shall be substantially damaged (i.e. more than 25%) by fire or other casualty, regardless of whether or not the Premises were damaged by such occurrence, Landlord shall have the right, upon written notice to Tenant within thirty (3O) days after said occurrence, to terminate this Lease, and in such event, this Lease and the tenancy hereby created shall cease and the Base Rent and additional rent shall be adjusted and apportioned as of the date of said termination unless terminated as of the date of said occurrence in accordance with paragraph 20 (b) above.

      21. SUBORDINATION This Lease is and shall be subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the real property of which the Premises are a part including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attain to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions set forth in this Lease for the balance of the term of this Lease. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage. This clause shall be self-operative and no further instrument of subordination or attornment shall be required by any ground or underlying lessor or lessee or by any mortgagee, but in confirmation of such subordination and/or attornment, Tenant shall execute any certificate that Landlord may reasonably require acknowledging such subordination and/or attornment, within fifteen (15) days after Landlord's request.

22. CONDEMNATION

      (a) If the entire Premises shall be condemned or taken permanently for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then in that event, at the option of either Landlord or Tenant exercised by notice to the other within thirty (30) days after the date when possession is taken, the term of this Lease shall cease and terminate as of the date when possession is taken pursuant to such proceeding or purchase. The Base Rent and additional rent shall be adjusted and apportioned as of the time of such termination and any Base Rent and additional rent paid for a period thereafter shall be refunded. In the event a material portion of the Building shall be so taken (even though the Premises may not have been affected by the taking), Landlord may elect to terminate this Lease as of the date when possession is taken pursuant to such proceeding or purchase or Landlord may elect to repair and restore the portion not taken at its own expense, and thereafter the Base Rent and additional rent shall be reduced proportionately to reflect the portion of the Premises not taken.

      (b) In the event of any total or partial taking of the Premises, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and Tenant hereby waives all rights against Landlord and the condemning authority, except that to the extent permitted by applicable law, Tenant shall have the right to claim and prove in any such proceeding and to receive any award which may be made to Tenant, if any, specifically for loss of good will, movable trade fixtures, equipment and moving expenses.

      23. ESTOPPEL CERTIFICATE At any time and from time to time and within ten
(10) days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing duly executed by Tenant certifying that (i) this Lease is in full force and effect, without modification or amendment (or, if there have been any modifications or amendments, that this Lease is in full force and effect as modified and amended and setting forth the dates of the modifications and amendments), (ii) the dated to which annual

Base Rent and additional rent have been paid, and (iii) to the knowledge of Tenant no default exists under this Lease or specifying each such default; it being the intention and agreement of Landlord and Tenant that any such statement by Tenant may be relied upon by a prospective purchaser or a prospective mortgagee of the Building, or by others, in any matter affecting the Premises.

      24. DEFAULT The occurrence of any of the following shall constitute a default and breach of this Lease by Tenant:

      (a) The failure of Tenant to take possession of the Premises within thirty
(30) days after the commencement date of this Lease;

      (b) The vacation or abandonment of the Premises by Tenant (except pursuant to a sublease or assignment approved by Landlord);

      (c) A failure by Tenant to pay, when due, any installment of Base Rent, additional rent or any other sum required to be paid by Tenant under this Lease, where such failure continues for more than ten (10) days after Tenant has received written notice of the delinquent payment from or on behalf of Landlord; provided, however, Landlord shall not be required to give any such written notice, and Tenant shall not be entitled to any such cure period, more than twice in any twelve (12) month period;

      (d) A failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after Tenant receives written notice thereof from or on behalf of Landlord provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such 30-day period, Tenant shall not be deemed to be in default if Tenant shall commence the cure of the default within such 30-day period and thereafter diligently prosecutes the same to completion; and

      (e) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment of a receiver or trustee of Tenant's property pursuant to any local, state or federal bankruptcy or insolvency law; or an assignment by Tenant for the benefit of creditors; or the seizure of Tenant's property by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed within sixty (60) days after the filing thereof.

      25. REMEDIES Upon the occurrence of any event of default set forth in
Article 24 above:

      (a) Landlord may, upon prior written notice to Tenant, perform for the account of Tenant the cure of any such default of Tenant and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith, plus fifteen (15%) per cent per annum interest from the date of any such expenditures;

      (b) Landlord may accelerate all Base Rent and additional rent due for the balance of the term of this Lease and declare the same, along with all sums past due, to be immediately due and payable. In determining the amount of any future additional rent payments due Landlord as a result of increases in Operation and Maintenance Costs, Landlord may make such determination based upon the amount of Operation and Maintenance Costs additional rent paid by Tenant for the entire Comparison Year immediately prior to such default;

       (c) Landlord may immediately proceed to collect or bring action for such Base Rent and additional rent for such part thereof as aforesaid, as well as for liquidated damages provided for hereinafter, as being rent in arrears, or may enter judgment therefor as herein elsewhere provided for in case of rent in arrears, or may file a Proof of Claim in any bankruptcy or insolvency proceeding for such Base Rent and additional rent, or Landlord may institute any other proceedings, whether similar to the foregoing or not, to enforce payment thereof;

      (d) Landlord, may re-enter and repossess the Premises breaking open locked doors, if necessary, and may use as much force as necessary to effect such entrance without being liable to any action or prosecution for such entry or the manner thereof, and Landlord shall not be liable for the loss of any property in the Premises. Landlord may remove all of Tenant's goods and property from the Premises. Landlord shall have no liability for any damage to such goods and property and Landlord shall not be responsible for the storage or protection of the same upon removal;

      (e) Upon prior notice and in accordance with Pennsylvania law, Landlord may re-enter and repossess the Premises or any part thereof and attempt to relet all or any part of the Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, including a term beyond the termination of this Lease. Landlord shall consider any tenant offered by Tenant in connection with such reletting. For the purpose of such reletting, Landlord may decorate or make reasonable repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient and the cost of such repairs, changes, alterations or additions shall be charged to and be payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord. Any sums collected by Landlord from any new tenant obtained on account of Tenant shall be credited against the balance of the Base Rent and additional rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the Base Rent and additional rent would have been payable under this Lease, the amount due hereunder less the net amount obtained by Landlord from such new tenant;

      (f) At its option, Landlord may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than ten (10) days after the date of such notice, without any right on the part of Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the term hereof granted, as well as the entire right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect except as to Tenant's liability) as if the date fixed in such notice were the expiration date of the term of this Lease. Thereupon, Tenant shall immediately quit and surrender the Premises to Landlord and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property therein, without being liable to indictment, prosecution or damages therefor;

      (g) In the event of termination of this Lease pursuant to the provisions of paragraph 25 (f) above, Tenant shall pay to Landlord all Base Rent, additional rent and other charges payable hereunder due and unpaid to the date of termination, together with liquidated damages in an amount equal to twenty-five percent (25%) of the balance of the Base Rent, additional rent and other charges required to be paid under this Lease from the date of said termination to the expiration date of the term of this Lease, as if the same had not been terminated, the said Base Rent and additional rent for the balance of the term of this Lease and other charges to be computed in the same manner as provided in paragraph 25 (b) above. In the event any judgment has been entered against Tenant for any amount in excess of the total amount required to be paid by Tenant to Landlord hereunder, then the damages assessed under said judgment shall be reassessed and a credit granted to the extent of such excess. Landlord and Tenant acknowledge that the damages to which Landlord is entitled in the event of a breach of this Lease and termination by Landlord are not easily computed and are subject to many variable factors. Therefore, Landlord and Tenant have agreed to the liquidated damages as herein provided in order to avoid extended litigation in the event of default by Tenant and termination of this Lease;

       In the event Landlord exercises the remedy under this paragraph and Tenant pays Landlord the entire amount of the liquidated damages, Landlord shall be deemed to have made an election of remedies and except for regaining possession the Premises, Landlord shall not be entitled to exercise any other remedy under this Article 25.

      (h) In the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms of this Lease, Landlord shall have the right to seek an injunction to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others;

      (i) In the event of any default, Tenant, in consideration of the execution of this Lease by Landlord and of the covenants and agreements on the part of Landlord herein contained, and fully comprehending the relinquishment of certain rights including rights of pre-judgment notice and hearing, hereby expressly authorizes and empowers (which power is coupled with an interest) any prothonotary or attorney of any Court of Record to accept service of process for, to appear for, and to confess judgment against Tenant (i) to recover possession from time to time of the Premises (and Tenant agrees that upon the entry of each judgment for said possession a Writ of Possession or other appropriate process may issue forthwith) and/or (ii) to enforce payment from time to time for Base Rent, additional rent, or other charges or expenses payable under this Lease, including, at Landlord's option, the Base Rent for the entire unexpired balance of the term of this Lease, computed as aforesaid, and any other charges, payments, costs and expenses reserved as rent or agreed to be paid by Tenant, as well as liquidated damages, and for interest and costs together with an attorney's commission of five (5%) per cent thereof;

       (j) Tenant further hereby expressly authorizes and empowers (which power is coupled with an interest) Landlord, upon the occurrence of a default hereunder and so long as the same is continuing, to enter upon the Premises, distrain upon and remove therefrom all inventory, equipment, machinery, trade fixtures, and personal property of whatsoever kind or nature, whether owned by Tenant or others, and to proceed, without judicial decree, writ of execution or assistance of constables, to conduct a private sale, by auction or sealed bid, of such personal property, at which sale Landlord may bid without restriction. Tenant hereby waives the benefit of all laws, whether now in force of hereafter enacted, exempting any personal property of the Premises from safe or levy, whether execution thereon is had by order of any court or through private sale as herein authorized. Tenant waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, under the laws of the Commonwealth of Pennsylvania or under any law previously enacted and now in force or which hereinafter may be enacted for the recovery of any articles or any nature whatsoever seized under a distress for rent, or levy upon an execution for rent, liquidated damages or otherwise;

            Landlord hereby agrees that so long as Manugistics, Inc. is Tenant under this Lease, it will not exercise the remedy under this paragraph (j); and

      (k) In any action by confession for ejectment, for rent due and owing or for distraint, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding. The authority to confess judgment against Tenant hereunder shall not be exhausted by one (1) exercise thereof, but judgment may be confessed as provided herein from time to time as often as any default occurs under this Lease, and such authority may be exercised as well after the expiration of the term of this Lease and/or during or after the expiration of any extended or renewal term; and

            Landlord hereby agrees that so long as Manugistics, Inc. is Tenant under this Lease, it will not exercise the remedy under this paragraph (k); and

      (1) Tenant shall pay upon demand all of Landlord's costs, charges and expenses, including the fees and out-of-pocket expenses of legal counsel, agents and others retained by Landlord incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, together with interest at 15% per annum from the date incurred by Landlord to the date of payment by Tenant.

      26. REQUIREMENT OF STRICT PERFORMANCE The failure or delay on the part of Landlord to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, or in any way to affect the validity of this Lease or any part thereof, or the right of Landlord to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of Base Rent or additional rent at a time when the Base Rent or additional rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the Base Rent or additional rent due shall not be construed to be other than a payment on account of the Base Rent or additional rent then due, and any statement on Tenant's check or any letter accompanying Tenant's check to the contrary shall not be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the Base Rent or additional rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the term of this Lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

      27. RELOCATION OF TENANT At its sole expense, upon at least ninety (90) days' prior written notice to Tenant, Landlord may require Tenant to move from the Premises to another suite in the Building of comparable size and decor in order to permit Landlord to consolidate the Premises with other adjoining space leased or to be leased to an existing or prospective tenant. In the event of any such relocation, Landlord will pay (i) all the expenses of preparing and decorating the new premises so that they will be substantially similar to the Premises, (ii) the expense of moving Tenant's office furnishings, furniture and equipment to the new premises, and
(iii) the expense of printing and sending announcements, postage for announcements, and printing new stationary provided that Tenant's suite number is indicated on the stationary, plus voice and data communication networks. Occupancy of the new premises shall be under and pursuant to the terms of this Lease. Tenant will be relocated at such time and in such manner as to minimize interference with the conduct of Tenant's business.

      28. SURRENDER OF PREMISES; HOLDING OVER

      (a) The Lease shall terminate and Tenant shall deliver up and surrender possession of the Premises to Landlord on the last day of the term hereof, and Tenant hereby waives the right to any notice of termination or notice to quit. Upon the expiration or sooner termination of this Lease, Tenant covenants to deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to maintain and keep the same during the term of this Lease in accordance with the provisions of this Lease, normal wear and tear excepted.

        (b) Upon the failure of Tenant to surrender possession of the Premises to Landlord upon the expiration or sooner termination of this Lease, Tenant shall pay to Landlord, as liquidated damages, an amount equal to twice the then current Base Rent and additional rent required to be paid by Tenant under this Lease, applied to any period in which Tenant shall remain in possession after the expiration or sooner termination of this Lease. Acceptance by Landlord of Base Rent or additional rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's right of reentry or any other rights of Landlord hereunder or otherwise provided by law.

      29. DELAY IN POSSESSION

      (a) In the event that the Premises are not ready for Tenant's occupancy at the Commencement Date of this Lease, because Landlord has not substantially completed the tenant improvement work described in Article 45 of the Rider (unless such tenant improvement work is being done by Tenant or Tenant's contractor, in which case there shall be no delay in the Commencement Date and no suspension or proration of Base Rent or additional rent), or because of the failure or refusal of the present occupant of the Premises to vacate and surrender up the same, or because of any restrictions, limitations or delays caused by Government regulations or Governmental agencies, this Lease and the term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, but the entire term of this Lease shall not commence and the Base Rent, additional rent and other sums herein provided to be paid by Tenant shall not become due until the date the Premises are substantially completed by Landlord and ready for Tenant's occupancy or the date possession of the Premises is delivered to Tenant, as the case may be.

      (b) In the event of a delay in the Commencement Date of this Lease, Landlord and Tenant agree to execute a confirmation of lease term agreement, substantially in the form of Exhibit E hereto, to confirm the Commencement Date and Expiration Date of the Lease.

      30. COMPLIANCE WITH LAWS AND ORDINANCES At its sole cost and expense, Tenant shall promptly fulfill and comply with all laws, ordinances, regulations and requirements of the City, County, State and Federal Governments and any and all departments thereof having jurisdiction over the Building, and of the National Board of Fire Underwriters or any other similar body now or hereafter constituted, affecting Tenant's occupancy of the Premises or the business conducted therein. Any obligations of Tenant as an employer to modify or alter any part of the Premises for the benefit of Tenant's employees under any law, rule or regulation, including without limitation the Americans with Disabilities Act of 1990, shall be the sole responsibility and at the sole cost of Tenant.

      31. NOTICES All notices or demands under this Lease shall be in writing and shall be given or served by either Landlord or Tenant to or upon the other, either personally or by Registered or Certified Mail, Return Receipt Requested, postage prepaid, and addressed as follows:

       TO LANDLORD:           The Prudential Insurance Company
                              of America
                              8 Campus Drive, 4th Floor
                              Arbor Circle South
                              Parsippany, NJ 07054
                              Attention: Law Department

       WITH A COPY TO:        Premisys Real Estate Services, Inc.
                              One Bala Plaza - Suite E501
                              Bala Cynwyd, Pennsylvania 19004

       TO TENANT:             Manugistics, Inc.
                              2115 East Jefferson Street
                              Rockville, Maryland 20852
                              Attn: Legal Department

      All notices and demands shall be deemed given or served upon the date of receipt thereof by Landlord or Tenant, as the case may be. Either Landlord or Tenant may change its address to which notices and demands shall be delivered or mailed by giving written notice of such change to the other as herein provided.

      32. WARRANTY OF TENANT Tenant warrants to Landlord that Tenant has dealt and negotiated solely and only with Premisys Real Estate Services, Inc. for this Lease and with no other broker, firm, company or person.

      For good and valuable consideration, Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord by reason of the falsity or error of Tenant's warranty.

      33. FORCE MAJEURE Landlord shall be excused for the period of any delay in the performance of any of its obligations under this Lease, when prevented from so doing by any cause or causes beyond Landlord's control, which shall include, without limitation, all labor strikes and disputes, stoppage or interruption of utility services to the Building, inability to obtain any materials or services, civil commotion, or acts of God.

      34. LANDLORD'S OBLIGATIONS Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is in ownership of the Building, and upon termination of that ownership, except as to any obligations which have then matured, Tenant shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. If any security deposit has been made by Tenant, Landlord shall transfer such security deposit to the purchaser and thereupon Landlord shall be discharged from any further liability with respect thereto.

      35. LANDLORD'S LIABILITY Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of Landlord in the Building for the satisfaction of any claim, remedy or cause of action accruing to Tenant as a result of the breach of any provision of this Lease by Landlord.

      36. SUCCESSORS The respective rights and obligations of Landlord and Tenant under this Lease shall bind and shall inure to the benefit of Landlord and Tenant and their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successor of Tenant unless Landlord's written consent to the transfer to such successor has first been obtained as provided in Article 13 above.

      37. GOVERNING LAW This Lease shall be construed, governed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

      38. SEVERABILITY If any provisions of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions of this Lease shall in no way be affected or impaired and such remaining provisions shall continue in full force and effect.

      39. CAPTIONS Any headings preceding the text of the several Articles of this Lease are inserted solely for convenience of reference and shall not constitute a part of this Lease or affect its meaning, construction or effect.

      40. GENDER As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender.

      41. EXECUTION This Lease shall become effective when it has been signed by a duly authorized officer or representative of Landlord and Tenant and delivered to the other party.

      42. EXHIBITS AND RIDER Attached to this Lease and made part hereof are Exhibits A, B, C, D and E and Rider Article 45 inclusive.

      43. ENTIRE AGREEMENT This Lease, including the Exhibits and the Rider, contains all the agreements, conditions, understandings, representations and warranties made between Landlord and Tenant with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by and delivered to both Landlord and Tenant.

      44. CORPORATE AUTHORITY If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease the day and year first above written.

                                        (LANDLORD)
                                        THE PRUDENTIAL INSURANCE COMPANY
                                                 OF AMERICA

                                        By:   Premisys Real Estate Services,
                                              Inc., as Agent

                                        By: /s/ John Goodwin
                                           -------------------------------------
                                           John Goodwin,
                                           Regional Vice President


                                        (TENANT)
WITNESS OR ATTEST:                      Manugistics, Inc.

By: /s/ Helen Kastasia                  By: /s/ William M. Gibson
   --------------------------------        -------------------------------------
                                                   William M. Gibson
                                                   President & CEO

(Seal)


If Tenant is a corporation, Lease must be executed by the President or the Vice President as well as the Secretary and properly sealed. If Tenant is a partnership, all partners must execute the Lease and if Tenant is an individual or a partnership, all signatures must be witnessed.

                   Rider Annexed to and Made Part of the Lease
                             Dated November 14, 1996
             Between The Prudential Insurance Company of America, as
                   Landlord, and Manugistics, Inc., as Tenant

      45. LANDLORD'S WORK AND CONTRIBUTIONS At Landlord's expense up to a maximum of $56,240.00, Landlord agrees to construct the Premises in Landlord's Building Standard manner, in accordance with Tenant's interior design drawings and Final Plans and Specifications which shall be prepared by Space Design Incorporated and at Landlord's expense (as part of Landlord's $56,240.00 allowance) and shall be submitted to Landlord on or before September 15, 1996, time being of the essence. Landlord's contribution of up to a maximum of $56,240.00 shall cover all design and construction costs and fees, including a 1.25% construction management fee payable to Premisys Real Estate Services, Inc., Landlord's Property Manager, labor and materials, construction permits and reasonable overhead (collectively "Total Cost"). In the event the Total Cost of the design and construction of the Premises exceeds $56,240.00, then Tenant shall pay Landlord the entire amount of the excess, in lump sum, within thirty
(30) days after Landlord's billing therefor following substantial completion of Landlord's work.

      In the event Tenant vacates the Premises and there is a default in the payment of Base Rent under the Lease, or in the event Landlord obtains possession of the Premises or terminates the Lease by reason of a default by Tenant under the Lease, Tenant shall pay to Landlord, upon demand, as additional rent hereunder, the full unamortized amounts (based on an amortization period of five (5) years eight (8) months and including interest at 11.00% per annum on the outstanding principal balance) of Landlord's contribution and payment of up to $56,240.00 in construction costs.

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

DEFINITIONS

1. Wherever in these Rules and Regulations the word "Tenant" is used, it shall be deemed to apply to and include Tenant and his agents, employees, invitees, licensees, subtenants and contractors, and to be of such number and gender as the circumstances require. The word "Landlord" shall include the employees and agents of Landlord.

CONSTRUCTION

2. The streets, parking areas, sidewalks, entrances, lobbies, halls, passageways, elevators, stairways and other common areas provided by Landlord shall not be obstructed by Tenant, or used for any purpose other than for ingress and egress.

WASHROOMS

3. Toilet rooms, water-closets and other water apparatus shall not be used for any purposes other than those for which they were constructed.

INSURANCE REGULATIONS

4. Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance, or which will conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy on the Building or any part thereof, or with any present or future law, ordinance, rule or regulation affecting the occupancy and use of the Premises or Building, enacted or promulgated by any public authority or by the Board of Fire Underwriters.

GENERAL PROHIBITIONS

5.    In order to insure proper use and care of the Premises, Tenant shall not:

      a)    Keep animals or birds in the Premises.

      b)    Use the Premises for sleeping purposes.

      c) Allow any sign, advertisement or notice to be affixed to the Building, inside or outside, or viewed through any window from outside the Building and/or the Premises, without Landlord's written consent. Signs on interior doors will be painted only by a contractor designated by Landlord, the cost of the painting to be paid by Tenant.

      d) Make improper or loud noises or disturbances of any kind; sing, play or operate any musical instrument, radio or television without the prior written consent of Landlord, or otherwise do anything to disturb other Building tenants or tend to injure the reputation of the Building.

      e) Mark or defile elevators, water-closets, toilet rooms, walls, windows, doors or any other part of the Building.

      f) Place anything on the outside of the Building, including roof setbacks, window ledges and other projections; or drop anything from the windows, stairways, or parapets; or place trash or other matter in the halls, stairways, elevators or light wells of the Building.

      g) Operate any machinery or equipment in the Premises other than normal office equipment.

      h) Interfere with the Building's heating, ventilating and air conditioning system.

      i) Allow anyone but Landlord's employees or contractors to clean the Premises.

      j) Use any electric heating device or equipment without the prior written consent of Landlord.

      k) Install call boxes, or any kind of wire in or on the Building without Landlord's permission and direction.

      1) Manufacture any product or commodity, or prepare or dispense food, tobacco, drugs, flowers, or other commodities or articles without the prior written consent of Landlord.

      m) Secure duplicate keys for the Premises or toilets, except from Landlord.

      n) Place any weights in any portion of the Premises or the Building beyond the safe carrying capacity of the structure.

      o) Enter any mechanical or electrical areas, telephone closets, loading areas, roof or Building storage areas without the prior written consent of Landlord.

      p) Place door mats in public corridors without the prior written consent of Landlord.

PUBLICITY

6. Tenant shall not use the name of the Building in any way in connection with his business except as the address thereof.

MOVEMENT OF EQUIPMENT

7. Landlord reserves the right to designate the time when and the method whereby freight, small office equipment, furniture, safes and other like articles may be brought into, moved or removed from the Building or the Premises, and to designate the location for temporary disposition of such items. In no event shall any of the foregoing items be taken from Tenant's Premises for the purpose of removing same from the Building without the express written consent of both Landlord and Tenant.

REGULATION CHANGES

8. Landlord shall have the right to make such other and further reasonable rules and regulations as in the judgment of Landlord, may from time to time be reasonably necessary for the safety, appearance, care, and cleanliness of the Building and for the preservation of good order therein. Landlord agrees to enforce such other rules and regulations uniformly against all tenants in the Building. Landlord shall not be responsible to Tenant for any violation of rules and regulations by other Building tenants.

PUBLIC ENTRANCE

9. Landlord reserves the right to exclude the general public from the Building upon such days and at such hours as in Landlord's judgment will be for the best interest of the Building and its tenants. Persons entering the Building after 6:00 P.M. on business days and at all times on weekends and holidays must sign the register maintained for that purpose in the Building Lobby.

                                    EXHIBIT C

                                    HOLIDAYS

                                  New Years Day

                                  Memorial Day

                                Independence Day

                                    Labor Day

                                Thanksgiving Day

                             Day After Thanksgiving*

                                  Christmas Day

*     HVAC available on this day

                                    EXHIBIT D

                 STANDARD CLEANING SPECIFICATIONS - TENANT AREAS

DAILY

      Clean common area bathrooms, including sinks, toilets, floors and mirrors.

      Fully vacuum all carpets from wall to wall.

      Using approved spotter, spot clean carpet area.

      Empty all trash receptacles and replace liners as necessary.

      Remove all collected trash to designated area.

      Empty and damp wipe ashtrays.

      Dust all furniture, fixtures, equipment and accessories.

      Spot clean all walls, light switches and doors.

      Spot clean all partition glass.

      Clean and sanitize all sinks and wipe dry.

      Dust mop all hard surface floors with treated dust mop.

      Mop all stains and spills, especially coffee and drink spills.

      Detail clean threshold plates removing all visible soil.

WEEKLY

      Vacuum all fabric office furniture, including chairs and couches.

      Using a high speed floor machine, spray buff all hard surface areas.

      Clean all partition glass.

      Dust wood paneled walls.

MQNTHLY

      Dust all surfaces above normal reach, including sills, ledges, moldings, shelves, door frames, pictures and vents.

      Dust all chair and table legs and rugs, baseboards, ledges, moldings, and other low reach areas.

      Dust all venetian blinds.

QUARTERLY

      Spot clean all horizontal and vertical surfaces removing fingerprints, smudges and stains.

      Vacuum draperies.

      Strip hard surface floor and recoat with three coats of floor polish.

EIGHT TIMES PER YEAR

      Machine scrub hard surface floor and apply one coat of polish, allow to dry, then buff.

TWO TIMES PER YEAR

      Clean building windows both inside and outside.

                                    EXHIBIT E

                      CONFIRMATION OF LEASE TERM AGREEMENT

        AGREEMENT, made as of the day    of       , 1996, between THE PRUDENTIAL
INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having an office at Three Gateway Center, 13th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077 ("Landlord") and Manugistics, Inc.
                       , a Delaware corporation              , having its
principal offices at 2115 East Jefferson Street, Rockville, MD, 20852
                                                             ("Tenant").

                                   WITNESSETH

WHEREAS:

      A. Landlord and Tenant entered into a written lease dated as of     , 1996
("Lease"), covering a portion of the    Floor in the building known as     Bala
Plaza and located in Bala Cynwyd, Pennsylvania.

      B. Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the Lease term.

      NOW, THEREFORE, in consideration of the following mutual terms and conditions, the Lease is hereby amended as follows:

      FIRST: Landlord and Tenant hereby acknowledge and confirm that:

         (i)        The Lease term commenced on                    , 1995 and
                    will expire at midnight on                   ,         ;

         (ii) Tenant's annual and monthly Base Rent payments shall be as follows:

                     ANNUAL            MONTHLY            BASE RENT RATE
PERIOD              BASE RENT         BASE RENT           PER SQUARE FOOT
------              ---------         ---------           ---------------

         [(iii)     The notice, commencement and expiration dates of Tenant's
                    option to renew under Article                of
                    the Lease are _______________________, ____________________

                    and ___________________________, respectively.]

      SECOND: Except for the provisions of this CONFIRMATION OF LEASE TERM AGREEMENT, all the terms, covenants and conditions contained in the Lease shall remain in full force and effect.

      IN WITNESS WHEREOF, this AGREEMENT has been executed as of the day and year first above written.

                    LANDLORD:   THE PRUDENTIAL INSURANCE COMPANY OF
                                AMERICA


                                By:   Premisys Real Estate Services, Inc., as
                                      Agent

                                By:
                                   ---------------------------------------------
                                                                , Vice President

             Manugistics, Inc.:
                     TENANT:                 /s/ William M. Gibsen
                                ------------------------------------------------
                                               William M. Gibsen
                                                President & CEO


                                By:
                                   ---------------------------------------------

                                  EXHIBIT "B"

ONE BALA PLAZA                                                 DEMISED AREA PLAN
                                                                    SECOND FLOOR

                                [GRAPHIC OMITTED]